UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22245
                                                    -----------

                      First Trust Exchange-Traded Fund III
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
           ---------------------------------------------------------
                               Wheaton, IL 60187
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2016
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Preferred Securities and Income ETF (FPE)

Annual Report
For the
Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 13
Statement of Operations...................................................... 14
Statements of Changes in Net Assets.......................................... 15
Financial Highlights......................................................... 16
Notes to Financial Statements................................................ 17
Report of Independent Registered Public Accounting Firm...................... 23
Additional Information....................................................... 24
Board of Trustees and Officers............................................... 29
Privacy Policy............................................................... 31

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Preferred Securities and Income ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Preferred Securities and Income
ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)

First Trust Preferred Securities and Income ETF's (the "Fund") investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities ("Preferred Securities") and income-producing debt securities ("Income Securities"). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds ("ETFs") registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.

Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company's assets, but are generally junior to all forms of the company's debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as "junk" bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL           CUMULATIVE
                                                                              TOTAL RETURNS          TOTAL RETURNS
                                                           1 Year Ended    Inception (2/11/13)    Inception (2/11/13)
                                                             10/31/16          to 10/31/16            to 10/31/16
FUND PERFORMANCE
NAV                                                           8.97%               5.01%                 19.93%
Market Price                                                  8.89%               5.06%                 20.16%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate Preferred Securities Index      7.23%               6.18%                 24.95%
BofA Merrill Lynch U.S. Capital Securities Index              7.31%               5.93%                 23.88%
Blended Index(1)                                              7.28%               6.07%                 24.49%
-------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

(1) The Blended Index consists of a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index and the BofA Merrill Lynch U.S. Capital Securities Index. The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE) (CONTINUED)

-----------------------------------------------------
                                          % OF TOTAL
PORTFOLIO SECTOR ALLOCATION               INVESTMENTS
-----------------------------------------------------
Financials                                   74.7%
Utilities                                     6.8
Telecommunication Services                    4.2
Real Estate                                   3.9
Consumer Staples                              3.8
Energy                                        3.6
Industrials                                   1.7
Information Technology                        0.7
Materials                                     0.6
                                            ------
     Total                                  100.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
CREDIT RATING(2)                          INVESTMENTS
-----------------------------------------------------
A                                             0.4%
A-                                            2.2
BBB+                                          9.0
BBB                                          14.9
BBB-                                         21.9
BB+                                          23.3
BB                                            7.5
BB-                                           6.7
B+                                            4.3
B                                             0.1
B-                                            0.1
NR                                            9.6
                                            ------
     Total                                  100.0%
                                            ======

NR - Not Rated


-----------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Emera, Inc., Series 16-A                      3.0%
GMAC Capital Trust I, Series 2                2.7
Morgan Stanley, Series F                      2.3
Goldman Sachs Group, Inc., Series K           2.3
Enel S.p.A.                                   1.9
VEREIT, Inc., Series F                        1.8
La Mondiale SAM                               1.7
Aquarius & Investments PLC for Swiss
   Reinsurance Co., Ltd.                      1.6
Farm Credit Bank Of Texas, Series 1           1.6
Transcanda Trust, Series 16-A                 1.6
                                            ------
     Total                                   20.5%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
COUNTRY EXPOSURE                          INVESTMENTS
-----------------------------------------------------
United States                                61.8%
France                                        7.1
United Kingdom                                6.6
Canada                                        4.6
Bermuda                                       3.5
Netherlands                                   2.9
Australia                                     2.8
Italy                                         2.6
Ireland                                       2.6
Switzerland                                   1.4
Jersey                                        1.2
Spain                                         0.8
Mexico                                        0.7
Cayman Islands                                0.5
Japan                                         0.4
Belgium                                       0.2
Chile                                         0.2
Brazil                                        0.1
                                            ------
     Total                                  100.0%
                                            ======

(2) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                FEBRUARY 11, 2013 - OCTOBER 31, 2016

                First Trust              BofA Merrill Lynch         BofA Merrill Lynch
            Preferred Securities        Fixed Rate Preferred           U.S. Capital           Blended
               and Income ETF             Securities Index           Securities Index         Index(1)
2/11/13           $10,000                     $10,000                    $10,000              $10,000
4/30/13            10,330                      10,253                     10,342               10,297
10/31/13            9,426                       9,640                     10,392               10,010
4/30/14            10,084                      10,418                     10,992               10,704
10/31/14           10,409                      10,841                     11,364               11,102
4/30/15            10,810                      11,326                     11,766               11,547
10/31/15           11,007                      11,653                     11,546               11,604
4/30/16            11,276                      12,083                     11,743               11,917
10/31/16           11,994                      12,496                     12,390               12,448

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 12, 2013 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/12/13 - 10/31/13          96               7               0             0
11/1/13 - 10/31/14         140               2               0             0
11/1/14 - 10/31/15         214              16               0             0
11/1/15 - 10/31/16         212              13               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/12/13 - 10/31/13          73               7               0             0
11/1/13 - 10/31/14         101               9               0             0
11/1/14 - 10/31/15          21               0               0             0
11/1/15 - 10/31/16          26               1               0             0


(1) The Blended Index consists of a 50/50 blend of the BofA Merrill Lynch Fixed Rate Preferred Securities Index and the BofA Merrill Lynch U.S. Capital Securities Index. The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

STONEBRIDGE ADVISORS LLC

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the investment sub-advisor to First Trust Preferred Securities and Income ETF (the "Fund") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE ADVISORS LLC

ROBERT WOLF - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

DANIELLE SALTERS, CFA - PORTFOLIO MANAGER AND CREDIT ANALYST

                                   COMMENTARY

MARKET RECAP

The fiscal year ended October 31, 2016 was a period of solid returns for the preferred and hybrid markets. Risk assets were initially weak during the period in response to the Federal Reserve raising rates in December 2015 and the dramatic sell-off in commodities in the first part of 2016. However, risk assets recovered and performed well throughout the last three quarters of the period due to the extended low rate environment and continued quantitative easing around the globe. Positive performance in the preferred and hybrid markets was also driven by continued investor demand for high income producing securities coupled with a positive market technical factor resulting from limited new issuance supply. The retail preferred market was pushed higher by inflows into the passive preferred ETFs, while institutional hybrids lagged retail until the last quarter of the period. For the fiscal year, the retail market earned 7.23% while the institutional market earned 7.31%, according to The BofA Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and The BofA Merrill Lynch U.S. Capital Securities Index (C0CS), respectively.

PERFORMANCE ANALYSIS

For the fiscal year through October 31, 2016, the net asset value ("NAV") and market price total return for the First Trust Preferred Securities and Income ETF (the "Fund") were 8.97% and 8.89%, respectively. This compares to a total return of 7.28% for the Fund's blended benchmark, which is a 50/50 blend of The BofA Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and The BofA Merrill Lynch U.S. Capital Securities Index (C0CS). This outperformance was achieved in spite of maintaining a conservative stance on interest rates relative to the benchmark. The primary factor that contributed to outperformance of the Fund relative to the blended benchmark was better overall security selection than the blended benchmark.

Security selection combined with a modest overweight within fixed-to-float securities, which are an important part of the strategy for managing interest rate risk in the Fund, were significant contributors to the outperformance. Additionally, security selection within U.S. banks contributed to outperformance, but was partially offset by foreign bank exposure during the period.

Long duration securities within the blended benchmark outperformed shorter duration securities during the period, given the favorable low interest rate environment. As a result, the Fund's strategy to maintain a shorter duration than the blended benchmark was a moderate drag to relative performance from an allocation standpoint, but the superior security selection across all duration bands more than offset this detractor.

MARKET AND FUND OUTLOOK

Recent economic data in the U.S. shows modest strength and low inflation while the rest of the world continues to show weak growth with markets supported by accommodative monetary policies. Although U.S. interest rates moved higher recently, they still remain low by historical standards. In this overall low rate environment, credit spreads generally remain fairly wide, supported by stable credit fundamentals within financials. We expect historically wide yield spreads of preferred and hybrid securities relative to both U.S. Treasuries and other credit spread products to drive positive performance in the asset class. Furthermore, we expect issuance in the preferred and hybrid market over the next year to be subdued relative to the first part of the Fund's fiscal year which should be a positive market technical factor in preferred and hybrid securities.

We will continue to actively manage the Fund to protect against the downside risks in the market while aiming to outperform in all market environments on a risk adjusted basis. With the potential for rate volatility, we believe it is prudent to maintain durations shorter than the benchmark, particularly if we can do so while paying dividends comparable to the benchmark yield. We also continue to favor structures with good rate protection and high current yields. Despite our expectation that the Federal Reserve will soon raise interest rates, we believe that a slowly growing U.S. economy, stable-to-improving corporate credit, and limited supply will continue to be supportive of the preferred and hybrid markets.

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Preferred Securities and Income ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016        PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF
Actual                                               $1,000.00          $1,063.70             0.85%             $4.41
Hypothetical (5% return before expenses)             $1,000.00          $1,020.86             0.85%             $4.32

(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

                                                                                     STATED        STATED
   SHARES                                  DESCRIPTION                                RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
$25 PAR PREFERRED SECURITIES - 43.1%

                BANKS - 13.9%
      170,360   Banc Of California, Inc., Series E..............................      7.00%         (a)      $    4,241,964
      122,565   Bank of America Corp., Series CC................................      6.20%         (a)           3,191,593
      759,155   Citigroup Capital XIII (b)......................................      7.26%       10/30/40       19,745,621
      152,715   Citigroup, Inc., Series S.......................................      6.30%         (a)           4,048,475
      474,611   Fifth Third Bancorp, Series I (c)...............................      6.63%         (a)          14,243,076
      223,651   FNB Corp. (c)...................................................      7.25%         (a)           6,662,563
    1,437,247   GMAC Capital Trust I, Series 2 (b)..............................      6.67%       02/15/40       36,692,916
      452,475   Huntington Bancshares, Inc., Series D...........................      6.25%         (a)          12,108,231
      680,363   KeyCorp, Series C (c)...........................................      8.63%         (a)          17,757,474
      444,500   People's United Financial, Inc., Series A (c)...................      5.63%         (a)          11,601,450
      105,718   PNC Financial Services Group, Inc., Series P (c)................      6.13%         (a)           2,981,248
      793,128   Royal Bank of Scotland Group PLC, Series S......................      6.60%         (a)          20,169,245
      351,434   Synovus Financial Corp., Series C (c)...........................      7.88%         (a)           9,987,754
      135,636   Valley National Bancorp, Series A (c)...........................      6.25%         (a)           3,910,386
       53,541   Wells Fargo & Co., Series W.....................................      5.70%         (a)           1,378,681
       95,273   Western Allliance Bancorp.......................................      6.25%       07/01/56        2,444,705
      377,677   Wintrust Financial Corp., Series D (c)..........................      6.50%         (a)          10,654,268
      195,420   Zions Bancorporation, Series F..................................      7.90%         (a)           5,100,462
      157,427   Zions Bancorporation, Series G (c)..............................      6.30%         (a)           4,927,465
                                                                                                             --------------
                                                                                                                191,847,577
                                                                                                             --------------
                CAPITAL MARKETS - 10.1%
      540,594   Apollo Investment Corp..........................................      6.63%       10/15/42       13,871,642
      518,861   Apollo Investment Corp..........................................      6.88%       07/15/43       13,677,176
      202,404   BGC Partners, Inc...............................................      8.13%       06/15/42        5,282,744
       49,223   Charles Schwab Corp., Series D..................................      5.95%         (a)           1,332,467
    1,086,995   Goldman Sachs Group, Inc., Series K (c).........................      6.38%         (a)          31,011,967
      648,945   Morgan Stanley, Series E (c)....................................      7.13%         (a)          18,936,215
    1,092,430   Morgan Stanley, Series F (c)....................................      6.88%         (a)          31,746,016
      228,510   Morgan Stanley, Series I (c)....................................      6.38%         (a)           6,306,876
       37,869   Raymond James Financial, Inc....................................      6.90%       03/15/42          977,399
      125,246   Solar Capital Ltd...............................................      6.75%       11/15/42        3,202,540
       14,562   State Street Corp., Series D (c)................................      5.90%         (a)             408,464
      257,806   State Street Corp., Series G (c)................................      5.35%         (a)           6,901,467
      172,563   Stifel Financial Corp., Series A................................      6.25%         (a)           4,638,494
                                                                                                             --------------
                                                                                                                138,293,467
                                                                                                             --------------
                CONSUMER FINANCE - 0.1%
       54,767   Capital One Financial Corp., Series D...........................      6.70%         (a)           1,538,405
                                                                                                             --------------
                DIVERSIFIED FINANCIAL SERVICES - 1.6%
      354,750   KKR Financial Holdings LLC......................................      8.38%       11/15/41        9,049,672
      497,033   KKR Financial Holdings LLC, Series A............................      7.38%         (a)          12,917,888
                                                                                                             --------------
                                                                                                                 21,967,560
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
      652,231   Qwest Corp......................................................      6.88%       10/01/54       16,827,560
                                                                                                             --------------
                ELECTRIC UTILITIES - 0.2%
       83,716   SCE Trust V, Series K (c).......................................      5.45%         (a)           2,360,791
                                                                                                             --------------
                EQUITY REAL ESTATE INVESTMENT TRUSTS - 3.4%
      161,545   American Homes 4 Rent, Series D.................................      6.50%         (a)           4,272,865
      430,818   American Homes 4 Rent, Series E.................................      6.35%         (a)          11,278,815
      199,075   EPR Properties, Series F........................................      6.63%         (a)           5,175,950
       66,276   National Retail Properties, Inc., Series D......................      6.63%         (a)           1,693,352
      891,911   VEREIT, Inc., Series F..........................................      6.70%         (a)          23,921,053
                                                                                                             --------------
                                                                                                                 46,342,035
                                                                                                             --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                                     STATED        STATED
   SHARES                                  DESCRIPTION                                RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                FOOD PRODUCTS - 2.1%
      477,078   CHS, Inc., Series 2 (c).........................................      7.10%         (a)      $   14,121,509
      408,954   CHS, Inc., Series 3 (c).........................................      6.75%         (a)          11,491,607
      124,992   CHS, Inc., Series 4.............................................      7.50%         (a)           3,656,016
                                                                                                             --------------
                                                                                                                 29,269,132
                                                                                                             --------------
                INSURANCE - 7.3%
      549,710   Aegon N.V.......................................................      8.00%       02/15/42       14,611,292
       19,176   Amtrust Financial Services, Inc.................................      7.25%       06/15/55          494,357
      178,181   Amtrust Financial Services, Inc.................................      7.50%       09/15/55        4,753,869
       50,000   Amtrust Financial Services, Inc., Series F......................      6.95%         (a)           1,262,500
       42,700   Aspen Insurance Holdings Ltd....................................      5.63%         (a)           1,091,839
      383,404   Aspen Insurance Holdings Ltd. (c)...............................      5.95%         (a)          10,911,678
       51,737   Aspen Insurance Holdings Ltd....................................      7.25%         (a)           1,334,815
      112,042   Aviva PLC.......................................................      8.25%       12/01/41        2,871,637
      170,131   Berkley (WR) Corp...............................................      5.75%       06/01/56        4,379,172
       97,685   Endurance Specialty Holdings Ltd., Series C.....................      6.35%         (a)           2,602,328
      477,392   Global Indemnity PLC............................................      7.75%       08/15/45       12,149,626
       32,391   Maiden Holdings North America Ltd...............................      8.00%       03/27/42          834,068
      253,740   National General Holdings Corp..................................      7.63%       09/15/55        6,533,805
       36,242   National General Holdings Corp., Series C.......................      7.50%         (a)             929,245
      476,692   PartnerRe Ltd., Series H........................................      7.25%         (a)          14,205,422
      130,871   Phoenix Companies, Inc..........................................      7.45%       01/15/32        2,490,645
      586,550   Reinsurance Group of America, Inc. (c)..........................      5.75%       06/15/56       16,822,254
       65,988   Torchmark Corp..................................................      6.13%       06/15/56        1,783,656
                                                                                                             --------------
                                                                                                                100,062,208
                                                                                                             --------------
                INTERNET SOFTWARE & SERVICES - 0.7%
      351,578   EBay, Inc.......................................................      6.00%       02/01/56        9,334,396
                                                                                                             --------------
                MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 0.4%
      220,990   MFA Financial, Inc..............................................      8.00%       04/15/42        5,677,233
                                                                                                             --------------
                MULTI-UTILITIES - 0.2%
       40,911   Dominion Resources, Inc., Series A..............................      5.25%       07/30/76        1,019,911
       85,187   Integrys Holding, Inc. (c)......................................      6.00%       08/01/73        2,321,559
                                                                                                             --------------
                                                                                                                  3,341,470
                                                                                                             --------------
                OIL, GAS & CONSUMABLE FUELS - 0.4%
      236,124   NuStar Logistics, L.P. (c)......................................      7.63%       01/15/43        6,047,136
                                                                                                             --------------
                WIRELESS TELECOMMUNICATION SERVICES - 1.5%
      123,522   United States Cellular Corp.....................................      7.25%       12/01/63        3,232,571
      635,032   United States Cellular Corp.....................................      7.25%       12/01/64       16,834,698
                                                                                                             --------------
                                                                                                                 20,067,269
                                                                                                             --------------
                TOTAL $25 PAR PREFERRED SECURITIES.........................................................     592,976,239
                (Cost $578,905,597)                                                                          --------------

$50 PAR PREFERRED SECURITIES - 0.4%

                CONSUMER FINANCE - 0.4%
      115,628   SLM Corp., Series A.............................................      6.97%         (a)           5,811,463
                (Cost $5,503,795)                                                                            --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                                     STATED        STATED
   SHARES                                  DESCRIPTION                                RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
$100 PAR PREFERRED SECURITIES - 1.3%

                BANKS - 0.5%
        1,600   Agribank FCB (c) (d)............................................      6.88%         (a)      $      172,200
       11,500   CoBank ACB, Series F (c)........................................      6.25%         (a)           1,231,579
       11,180   CoBank ACB, Series G............................................      6.13%         (a)           1,126,385
       12,205   Cobank ACB, Series H (c)........................................      6.20%         (a)           1,282,670
       33,340   Farm Credit Bank Of Texas (c) (d)...............................      6.75%         (a)           3,610,098
                                                                                                             --------------
                                                                                                                  7,422,932
                                                                                                             --------------
                CONSUMER FINANCE - 0.8%
      211,646   SLM Corp., Series B (b).........................................      2.55%         (a)          10,469,874
                                                                                                             --------------
                TOTAL $100 PAR PREFERRED SECURITIES........................................................      17,892,806
                (Cost $16,298,494)                                                                           --------------

$1,000 PAR PREFERRED SECURITIES - 3.6%

                BANKS - 3.2%
        2,500   AgStar Financial Services ACA (c) (e)...........................      6.75%         (a)           2,652,187
       18,000   Farm Credit Bank Of Texas, Series 1 (d).........................     10.00%         (a)          22,005,000
       19,100   First Tennessee Bank (b) (e)....................................      3.75%         (a)          13,370,598
        4,556   Sovereign Real Estate Investment Trust (e)......................     12.00%         (a)           5,854,460
                                                                                                             --------------
                                                                                                                 43,882,245
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
        2,242   Centaur Funding Corp. (e).......................................      9.08%       04/21/20        2,656,770
                                                                                                             --------------
                INSURANCE - 0.2%
        3,320   XLIT Ltd., Series D (b).........................................      4.00%         (a)           2,631,100
                                                                                                             --------------
                TOTAL $1,000 PAR PREFERRED SECURITIES......................................................      49,170,115
                (Cost $48,744,270)                                                                           --------------

     PAR                                                                             STATED        STATED
   AMOUNT                                 DESCRIPTION                                 RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------

CAPITAL PREFERRED SECURITIES - 49.8%

                BANKS - 21.4%
$   7,500,000   Australia & New Zealand Banking Group Ltd. (c) (f) (g)..........      6.75%         (a)           8,246,565
   11,200,000   Banco Bilbao Vizcaya Argentaria S.A. (c) (g)....................      9.00%         (a)          11,669,000
    1,000,000   Banco do Brasil S.A. (c) (f) (g)................................      9.00%         (a)             931,000
   10,600,000   Banco Mercantil Del Norte S.A. (c) (f) (g)......................      5.75%       10/04/31       10,268,750
   17,000,000   Bank of America Corp., Series DD (c)............................      6.30%         (a)          18,592,050
   15,500,000   Bank of America Corp., Series Z (c).............................      6.50%         (a)          16,836,875
          566   Barclays PLC (c) (g)............................................      6.63%         (a)                 521
    5,000,000   Barclays PLC (c) (g)............................................      8.25%         (a)           5,076,875
    1,024,990   BBVA Global Finance Ltd.........................................      7.00%       12/01/25        1,143,914
    8,000,000   BNP Paribas S.A. (c) (f) (g)....................................      7.63%         (a)           8,380,000
    1,007,000   BPCE S.A. (c)...................................................     12.50%         (a)           1,274,681
      500,000   BPCE S.A. (c) (f)...............................................     12.50%         (a)             632,910
   10,000,000   Citigroup, Inc., Series R (c)...................................      6.13%         (a)          10,466,500
    4,000,000   Citigroup, Inc., Series T (c)...................................      6.25%         (a)           4,311,600
    2,616,000   Citizens Financial Group, Inc. (c)..............................      5.50%         (a)           2,583,300
   13,200,000   CoBank ACB, Series I (c)........................................      6.25%         (a)          14,293,396
    1,500,000   Cooperatieve Rabobank UA (c)....................................     11.00%         (a)           1,812,975
    1,621,000   Cooperatieve Rabobank UA (c) (f)................................     11.00%         (a)           1,959,222
   15,500,000   Credit Agricole S.A. (c) (f) (g)................................      8.13%         (a)          16,692,260
    6,000,000   Credit Agricole S.A. (c)........................................      8.38%         (a)           6,784,680
    9,901,000   Credit Agricole S.A. (c) (f)....................................      8.38%         (a)          11,195,853
    5,000,000   Dresdner Funding Trust I........................................      8.15%       06/30/31        5,960,450


                        See Notes to Financial Statements                 Page 9

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

     PAR                                                                             STATED        STATED
   AMOUNT                                 DESCRIPTION                                 RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                BANKS (CONTINUED)
$  10,025,000   Intesa Sanpaolo S.p.A. (c) (f) (g)..............................      7.70%          (a)     $    9,197,937
    7,663,000   JPMorgan Chase & Co., Series S (c)..............................      6.75%          (a)          8,515,509
    2,800,000   KeyCorp, Series D (c)...........................................      5.00%          (a)          2,755,900
    8,088,000   Lloyds Bank PLC (c).............................................     12.00%          (a)         11,050,230
    3,000,000   Lloyds Banking Group PLC (c) (g)................................      7.50%          (a)          3,097,500
    9,498,000   Macquarie Bank Ltd. (c) (g).....................................     10.25%       06/20/57        9,967,676
    3,000,000   Natixis S.A. (c) (f)............................................     10.00%          (a)          3,337,500
    1,000,000   Natixis S.A. (c)................................................     10.00%          (a)          1,112,500
    3,785,000   NIBC Bank N.V...................................................      7.63%          (a)          3,851,502
    6,000,000   PNC Financial Services Group, Inc. (c)..........................      6.75%          (a)          6,667,500
    1,000,000   Royal Bank Of Scotland Group PLC (c)............................      7.65%          (a)          1,187,500
    3,000,000   Royal Bank Of Scotland Group PLC (c) (g)........................      8.00%          (a)          2,857,500
   20,000,000   Royal Bank of Scotland Group PLC (c) (g)........................      8.63%          (a)         19,950,000
   17,200,000   Societe Generale S.A. (c) (f) (g)...............................      7.38%          (a)         17,096,800
    8,210,000   Standard Chartered PLC (c) (f) (g)..............................      7.50%          (a)          8,286,969
   12,375,000   Wells Fargo & Co., Series K (c).................................      7.98%          (a)         12,916,406
    6,000,000   Wells Fargo & Co., Series U (c).................................      5.88%          (a)          6,453,750
    6,000,000   Zions Bancorporation, Series J (c)..............................      7.20%          (a)          6,427,500
                                                                                                             --------------
                                                                                                                293,843,556
                                                                                                             --------------
                CAPITAL MARKETS - 2.6%
    6,879,000   Aberdeen Asset Management PLC...................................      7.00%         (a)           7,137,279
   10,000,000   Credit Suisse Group AG (c) (f) (g)..............................      7.50%         (a)          10,375,000
    2,000,000   E*Trade Financial Corp., Series A (c)...........................      5.88%         (a)           2,077,500
    7,500,000   Goldman Sachs Group, Inc., Series L (c).........................      5.70%         (a)           7,603,125
    1,000,000   UBS Group AG (c) (g)............................................      6.88%         (a)           1,005,818
    7,000,000   UBS Group AG (c) (g)............................................      7.13%         (a)           7,183,750
                                                                                                             --------------
                                                                                                                 35,382,472
                                                                                                             --------------
                DIVERSIFIED FINANCIAL SERVICES - 0.2%
    4,000,000   Glen Meadow Pass-Through Trust (c) (f)..........................      6.51%       02/12/67        3,160,000
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
    3,900,000   Koninklijke KPN N.V. (c)........................................      7.00%       03/28/73        4,271,475
   11,882,000   Koninklijke KPN N.V. (c) (f)....................................      7.00%       03/28/73       13,013,761
                                                                                                             --------------
                                                                                                                 17,285,236
                                                                                                             --------------
                ELECTRIC UTILITIES - 6.2%
   37,000,000   Emera, Inc., Series 16-A (c)....................................      6.75%       06/15/76       40,959,666
   22,000,000   Enel S.p.A. (c) (f).............................................      8.75%       09/24/73       25,729,000
    3,375,000   Nextera Energy Capital Holdings, Inc., Series D (c).............      7.30%       09/01/67        3,400,313
   14,993,000   PPL Capital Funding, Inc., Series A (c).........................      6.70%       03/30/67       13,453,309
    1,359,000   Southern California Edison Co., Series E (c)....................      6.25%         (a)           1,520,381
                                                                                                             --------------
                                                                                                                 85,062,669
                                                                                                             --------------
                ENERGY EQUIPMENT & SERVICES - 1.5%
   19,897,000   Transcanda Trust, Series 16-A (c)...............................      5.88%       08/15/76       21,339,533
                                                                                                             --------------
                FOOD PRODUCTS - 2.4%
    6,200,000   Dairy Farmers of America (e)....................................      7.13%         (a)           6,479,000
    3,000,000   Land O'Lakes Capital Trust I (f)................................      7.45%       03/15/28        3,450,000
   12,000,000   Land O'Lakes, Inc. (e)..........................................      8.00%         (a)          12,720,000
   10,000,000   Land O'Lakes, Inc. (e)..........................................      8.00%         (a)          10,600,000
                                                                                                             --------------
                                                                                                                 33,249,000
                                                                                                             --------------
                INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.2%
    1,250,000   AES Gener S.A. (c)..............................................      8.38%       12/18/73        1,331,250
    1,500,000   AES Gener S.A. (c) (f)..........................................      8.38%       12/18/73        1,597,500
                                                                                                             --------------
                                                                                                                  2,928,750
                                                                                                             --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

     PAR                                                                             STATED        STATED
   AMOUNT                                 DESCRIPTION                                 RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                INDUSTRIAL CONGLOMERATES - 0.4%
$   5,000,000   General Electric Co., Series D (c)..............................      5.00%         (a)      $    5,303,250
                                                                                                             --------------
                INSURANCE - 10.4%
    2,800,000   AG Insurance S.A. N.V. (c)......................................      6.75%         (a)           2,982,000
   20,470,000   Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. (c)..      8.25%         (a)          22,041,523
   10,019,000   Assured Guaranty Municipal Holdings, Inc. (c) (f)...............      6.40%       12/15/66        8,255,656
    1,000,000   Aviva PLC.......................................................      8.25%         (a)           1,059,290
   10,552,000   Catlin Insurance Co., Ltd. (c) (f)..............................      7.25%         (a)           8,520,740
      500,000   Catlin Insurance Co., Ltd. (c)..................................      7.25%         (a)             403,750
      500,000   Cloverie PLC for Zurich Insurance Co., Ltd. (c).................      8.25%         (a)             534,917
    4,200,000   CNP Assurances (c)..............................................      6.88%         (a)           4,523,056
    1,100,000   CNP Assurances (c)..............................................      7.50%         (a)           1,179,394
    5,000,000   Dai-ichi Life Insurance Co., Ltd. (c) (f).......................      4.00%         (a)           5,018,750
    6,201,000   Friends Life Holdings PLC (c)...................................      7.88%         (a)           6,705,761
    1,000,000   Hartford Financial Services Group, Inc. (c).....................      8.13%       06/15/38        1,095,000
   21,702,000   La Mondiale SAM (c).............................................      7.63%         (a)          23,356,777
    5,260,000   Liberty Mutual Group, Inc. (c) (f)..............................      7.00%       03/15/37        4,589,350
    6,128,000   Liberty Mutual Group, Inc. (f)..................................      7.80%       03/15/37        7,215,720
      465,000   Liberty Mutual Group, Inc. (c) (f)..............................     10.75%       06/15/58          704,475
    5,000,000   Metlife Capital Trust X (c) (f).................................      9.25%       04/08/38        7,295,000
    1,100,000   Nationwide Financial Services, Inc..............................      6.75%       05/15/37        1,160,500
   14,000,000   QBE Capital Funding III Ltd. (c) (f)............................      7.25%       05/24/41       15,820,000
   10,506,000   QBE Insurance Group Ltd. (c)....................................      6.75%       12/02/44       11,498,817
    8,600,000   Sirius International Group Ltd. (c) (e).........................      7.51%         (a)           8,675,250
                                                                                                             --------------
                                                                                                                142,635,726
                                                                                                             --------------
                METALS & MINING - 0.6%
    7,500,000   BHP Billiton Finance USA Ltd. (c) (f)...........................      6.75%       10/19/75        8,512,500
                                                                                                             --------------
                OIL, GAS & CONSUMABLE FUELS - 1.6%
    8,737,841   Enbridge Energy Partners L.P. (c)...............................      8.05%       10/01/37        7,964,105
    2,581,594   Enterprise Products Operating LLC, Series A (b).................      4.59%       08/01/66        2,458,968
   10,500,000   Enterprise Products Operating LLC, Series B (c).................      7.03%       01/15/68       11,085,375
                                                                                                             --------------
                                                                                                                 21,508,448
                                                                                                             --------------
                TRANSPORTATION INFRASTRUCTURE - 1.1%
   15,000,000   AerCap Global Aviation Trust (c) (f)............................      6.50%       06/15/45       15,525,000
                                                                                                             --------------
                TOTAL CAPITAL PREFERRED SECURITIES.........................................................     685,736,140
                (Cost $674,727,241)                                                                          --------------

   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
CLOSED-END FUNDS - 0.1%

                CAPITAL MARKETS - 0.1%
       40,540   Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.................................         994,446
                (Cost $914,560)                                                                              --------------

                TOTAL INVESTMENTS - 98.3%..................................................................   1,352,581,209
                (Cost $1,325,093,957) (h)
                NET OTHER ASSETS AND LIABILITIES - 1.7%....................................................      22,816,849
                                                                                                             --------------
                NET ASSETS - 100.0%........................................................................  $1,375,398,058
                                                                                                             ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

-----------------------------

(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2016.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor").

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $235,008,218 or 17.1% of net assets.

(g) This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2016, securities noted as such amounted to $150,283,921 or 10.9% of net assets. Of these securities, 7.5% originated in emerging markets, and 92.5% originated in foreign markets.

(h) Aggregate cost for federal income tax purposes is $1,325,228,751. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $36,975,789 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,623,331.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                           TOTAL           LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                          VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         10/31/2016        PRICES          INPUTS          INPUTS
                                                       --------------   -------------   -------------   -------------
$25 Par Preferred Securities:
   Insurance.......................................    $  100,062,208   $  97,571,563   $   2,490,645   $          --
   Multi-Utilities.................................         3,341,470       1,019,911       2,321,559              --
   Other Industry Categories*......................       489,572,561     489,572,561              --              --
$50 Par Preferred Securities*......................         5,811,463       5,811,463              --              --
$100 Par Preferred Securities:
   Banks...........................................         7,422,932              --       7,422,932              --
   Consumer Finance................................        10,469,874      10,469,874              --              --
$1,000 Par Preferred Securities*...................        49,170,115              --      49,170,115              --
Capital Preferred Securities*......................       685,736,140              --     685,736,140              --
Closed-End Funds*..................................           994,446         994,446              --              --
                                                       --------------   -------------   -------------   -------------
Total Investments..................................    $1,352,581,209   $ 605,439,818   $ 747,141,391   $          --
                                                       ==============   =============   =============   =============


* See the Portfolio of Investments for industry breakout

All transfers in and out of the levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at October 31, 2016.


Page 12                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value.....................................................    $1,352,581,209
Cash......................................................................        23,219,663
Receivables:
   Interest...............................................................         9,742,408
   Investment securities sold.............................................         8,905,332
   Capital shares sold....................................................         8,763,849
   Dividends..............................................................         1,597,688
   Tax reclaims...........................................................           284,935
Other assets..............................................................            44,595
                                                                              --------------
   Total Assets...........................................................     1,405,139,679
                                                                              --------------

LIABILITIES:
Payables:
   Investment securities purchased........................................        28,794,624
   Investment advisory fees...............................................           946,997
                                                                              --------------
   Total Liabilities......................................................        29,741,621
                                                                              --------------
NET ASSETS................................................................    $1,375,398,058
                                                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $1,354,505,543
Par value.................................................................           706,550
Accumulated net investment income (loss)..................................           483,198
Accumulated net realized gain (loss) on investments.......................        (7,784,485)
Net unrealized appreciation (depreciation) on investments.................        27,487,252
                                                                              --------------
NET ASSETS................................................................    $1,375,398,058
                                                                              ==============
NET ASSET VALUE, per share................................................    $        19.47
                                                                              ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)..........................        70,655,000
                                                                              ==============
Investments, at cost......................................................    $1,325,093,957
                                                                              ==============


                        See Notes to Financial Statements                Page 13

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Dividends.................................................................    $   30,038,379
Interest..................................................................        27,424,817
Foreign tax withholding...................................................            (7,462)
Other.....................................................................             1,111
                                                                              --------------
   Total investment income................................................        57,456,845
                                                                              --------------

EXPENSES:
Investment advisory fees..................................................         7,161,290
                                                                              --------------
   Total expenses.........................................................         7,161,290
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................        50,295,555
                                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................        (1,711,799)
   In-kind redemptions....................................................           443,662
                                                                              --------------
Net realized gain (loss)..................................................        (1,268,137)
                                                                              --------------
Net change in unrealized appreciation (depreciation)......................        28,313,723
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................        27,045,586
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $   77,341,141
                                                                              ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR         FOR THE YEAR
                                                                                            ENDED                ENDED
                                                                                          10/31/2016           10/31/2015
                                                                                        --------------       --------------
OPERATIONS:
Net investment income (loss).........................................................   $   50,295,555       $   13,308,045
Net realized gain (loss).............................................................       (1,268,137)            (255,994)
Net change in unrealized appreciation (depreciation).................................       28,313,723           (1,274,548)
                                                                                        --------------       --------------
Net increase (decrease) in net assets resulting from operations......................       77,341,141           11,777,503
                                                                                        --------------       --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................      (50,469,633)         (13,052,254)
Return of capital....................................................................         (440,159)                  --
                                                                                        --------------       --------------
Total distributions to shareholders..................................................      (50,909,792)         (13,052,254)
                                                                                        --------------       --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold............................................................      955,735,609          333,925,194
Cost of shares redeemed..............................................................      (20,474,196)          (5,663,344)
                                                                                        --------------       --------------
Net increase (decrease) in net assets resulting from shareholder transactions........      935,261,413          328,261,850
                                                                                        --------------       --------------
Total increase (decrease) in net assets..............................................      961,692,762          326,987,099

NET ASSETS:
Beginning of period..................................................................      413,705,296           86,718,197
                                                                                        --------------       --------------
End of period........................................................................   $1,375,398,058       $  413,705,296
                                                                                        ==============       ==============
Accumulated net investment income (loss) at end of year..............................   $      483,198       $      521,422
                                                                                        ==============       ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..............................................       21,805,000            4,555,000
Shares sold..........................................................................       49,950,000           17,550,000
Shares redeemed......................................................................       (1,100,000)            (300,000)
                                                                                        --------------       --------------
Shares outstanding, end of period....................................................       70,655,000           21,805,000
                                                                                        ==============       ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                       FOR THE PERIOD
                                                             YEAR ENDED OCTOBER 31,                    2/11/2013 (a)
                                              ----------------------------------------------------        THROUGH
                                                   2016               2015               2014            10/31/2013
                                              --------------     --------------     --------------     --------------
Net asset value, beginning of period            $    18.97         $    19.04         $    18.21         $    19.99
                                                ----------         ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.12               1.16 (b)           1.10               0.65
Net realized and unrealized gain (loss)               0.52              (0.10)              0.76              (1.78)
                                                ----------         ----------         ----------         ----------
Total from investment operations                      1.64               1.06               1.86              (1.13)
                                                ----------         ----------         ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.13)             (1.13)             (1.03)             (0.62)
Return of capital                                    (0.01)                --                 --              (0.03)
                                                ----------         ----------         ----------         ----------
Total distributions                                  (1.14)             (1.13)             (1.03)             (0.65)
                                                ----------         ----------         ----------         ----------
Net asset value, end of period                  $    19.47         $    18.97         $    19.04         $    18.21
                                                ==========         ==========         ==========         ==========
TOTAL RETURN (c)                                      8.97%              5.75%             10.42%             (5.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $1,375,398         $  413,705         $   86,718         $   64,722
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                         0.85%              0.85%              0.85%              0.85% (d)
Ratio of net investment income (loss) to
   average net assets                                 5.97%              6.15%              6.06%              5.44% (d)
Portfolio turnover rate (e)                             32%                50%                91%                45%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust Preferred Securities and Income ETF on January 29, 2013 in order to provide initial capital required by SEC rules.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is a non-diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Preferred Securities and Income ETF (the "Fund"), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as "junk" bonds) and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks, real estate investment trust ("REITs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2016

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard the Advisor's Pricing Committee may use last-obtained market-based data to assist in when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2016

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2016, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                            SHARES/                                                    % OF
                                         ACQUISITION          PAR        CURRENT       CARRYING                         NET
SECURITY                                    DATE             AMOUNT       PRICE          COST            VALUE        ASSETS
------------------------------------------------------------------------------------------------------------------------------
AgStar Financial Services
   ACA, 6.75%                              7/31/15               2,500  $ 1,060.88   $   2,631,250   $   2,652,187        0.19%
Centaur Funding Corp., 9.08%,
   4/21/20                                 9/27/16               2,242    1,185.00       2,645,560       2,656,770        0.19
Dairy Farmers of America, 7.13%       9/15/16 - 10/4/16   $  6,200,000        1.05       6,233,750       6,479,000        0.47
First Tennessee Bank, 3.75%            6/8/16 -10/5/16          19,100      700.03      13,009,500      13,370,598        0.97
Land O'Lakes, Inc., 8.00%             7/9/15 - 8/10/16    $ 12,000,000        1.06      12,293,875      12,720,000        0.93
Land O'Lakes, Inc., 8.00%             4/11/16 - 8/30/16   $ 10,000,000        1.06      10,300,000      10,600,000        0.77
Sirius International Group Ltd.,
   7.51%                               8/6/14 - 6/1/16    $  8,600,000        1.01       8,913,250       8,675,250        0.63
Sovereign Real Estate Investment
   Trust, 12.00%                      5/12/14 - 3/22/16          4,556    1,285.00       5,906,010       5,854,460        0.43
                                                                                     -------------   -------------   ---------
                                                                                     $  61,933,195   $  63,008,265        4.58%
                                                                                     =============   =============   =========


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2016

securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 was as follows:

Distributions paid from:                            2016               2015
Ordinary income.............................   $   50,469,633     $   13,052,254
Capital gain................................   $           --                 --
Return of capital...........................   $      440,159                 --

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............   $           --
Accumulated capital and other losses........   $   (7,166,493)
Net unrealized appreciation (depreciation)..   $   27,352,458

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $7,166,493.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:


                                     ACCUMULATED
                 ACCUMULATED         NET REALIZED
                NET INVESTMENT       GAIN (LOSS)
                INCOME (LOSS)       ON INVESTMENTS     PAID-IN CAPITAL
                --------------      --------------     ---------------
                  $ 135,854          $ (556,086)          $ 420,232


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2016

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund's assets and will pay Stonebridge for its services as the Fund's sub-advisor. First Trust and Stonebridge are equally responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge's share of the Fund's expenses. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $811,906,195 and $262,740,088, respectively.

For the year ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $376,770,492 and $9,170,517, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                                OCTOBER 31, 2016

above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                               6. LINE OF CREDIT

The Trust, First Trust Series Fund and First Trust Exchange-Traded Fund IV entered into a $140 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2016, the commitment was $80 million and the commitment fee was 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2016.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On November 21, 2016, the Fund declared a distribution of $0.0971 per share to Common Shareholders of record on November 25, 2016, payable November 30, 2016.

On December 16, 2016, the commitment amount under the Credit Agreement with Scotia was increased to $180 million.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST PREFERRED SECURITIES AND INCOME ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Preferred Securities and Income ETF as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


      Dividends Received Deduction               Qualified Dividend Income
      ----------------------------             -----------------------------
                 33.84%                                   56.46%


                         CHANGE TO INVESTMENT STRATEGY

On June 13, 2016 the Board of Trustees approved a change in the Fund's investment strategy. Prior to the change, the investment strategy provided that at least 80% of the Fund's net assets are issued by issuers that have long-term credit ratings of investment grade at the time of purchase. The strategy was changed to provide that at leasat 80% of the Fund's net assets are issued by issuers that have long-term credit ratings of investment grade, or unrated issuers judged to be of comparable quality by the fund's sub-advisors, at the time of purchase. The change in strategy was implemented on September 5, 2016.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CASH TRANSACTIONS RISK. The Fund may under certain circumstances effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

Contingent convertible securities ("CoCos") may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. "junk" bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)

issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened if the Fund invests in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the securities into depositary receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

CURRENCY EXCHANGE RATE RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated by such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

FINANCIAL COMPANY RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

HIGH YIELD SECURITIES RISK. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK. If interest rates rise, the prices of the fixed-rate instruments held by the Fund may fall.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the sub-advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. The Fund may invest in securities of non-U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

PREFERRED SECURITIES RISK. Preferred Securities combine some of the characteristics of both common stocks and bonds. Preferred Securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred Securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees (the "Board") of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the Funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)

and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team and recent additions to the Sub-Advisor's staff. The Board considered the services that the Sub-Advisor provides to the Fund, including the Sub Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to a closed-end fund and an open-end fund sub-advised by the Sub-Advisor and to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges similar advisory fee rates to the Fund and the closed-end and open-end funds and a lower fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board noted that the Sub-Advisor provides sub-advisory services to the closed-end and the open-end funds referred to above and that the sub-advisory fee rates charged for the closed-end and open-end funds are similar to the sub-advisory fee rate for the Fund. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio (Class A shares) of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (iii) some of the peer funds do not employ an advisor/sub advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the MPI Peer Group. The Board considered that the Advisor and Sub-Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2017 to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b 1 plan, if any, and extraordinary expenses) from exceeding 1.15% of a class' average daily net assets, and from March 1, 2017 through February 28, 2026 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.50% of a class' average daily net assets. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fees were waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by the Advisor and Sub-Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance (based on Class A shares) for the one-year, three year and since-inception periods ended December 31, 2014 to the performance of the MPI Peer Group and to two benchmark indexes, one of which is a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information presented, the Board noted that the Fund's performance was above the average performance for the MPI Peer Group for the one-year period ended December 31, 2014 and below the average performance of the MPI Peer Group for the three year and since inception periods ended December 31, 2014.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and any profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that the Fund was not profitable for the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b 1 fees and that First Trust also is compensated for providing fund reporting services to the Fund. The Board considered FTP's ownership interest in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board did not receive information from the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor, and concluded that the profitability analysis for the Advisor was more relevant. The Board considered the fall-out benefits realized by Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.



                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and        137        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Inception   L.P.; Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and
D.O.B.: 01/66                                                               First Trust Portfolios L.P.; Chief Financial Officer,
                                                                            BondWave LLC (Software Development Company)
                                                                            (January 2016 to Present) and Stonebridge Advisors
                                                                            LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite term      General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary of Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                       Vice President (September 2005 to July 2012), First
  Suite 400                                          o Since Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                       Vice President (August 2005 to September 2012),
  Suite 400                                          o Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                           L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund III


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Managed Municipal ETF (FMB)

Annual Report
For the
Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 16
Statement of Operations...................................................... 17
Statements of Changes in Net Assets.......................................... 18
Financial Highlights......................................................... 19
Notes to Financial Statements................................................ 20
Report of Independent Registered Public Accounting Firm...................... 26
Additional Information....................................................... 27
Board of Trustees and Officers............................................... 31
Privacy Policy............................................................... 33

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust Managed Municipal ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

The primary investment objective of First Trust Managed Municipal ETF (the "Fund") is to generate current income that is exempt from regular federal income taxes, and its secondary objective is long-term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol "FMB". Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.

-------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                  TOTAL RETURNS          TOTAL RETURNS
                                               1 Year Ended    Inception (5/13/14)    Inception (5/13/14)
                                                 10/31/16          to 10/31/16            to 10/31/16
FUND PERFORMANCE
NAV                                               6.47%               5.56%                 14.27%
Market Price                                      6.24%               5.57%                 14.31%

INDEX PERFORMANCE
Barclays Municipal 10-Year Revenue Index          4.48%               4.36%                 11.10%
-------------------------------------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

-----------------------------------------------------------
                                              % OF TOTAL
                                             INVESTMENTS
SECTOR                                     (INCLUDING CASH)
-----------------------------------------------------------
Hospital                                         14.5%
Continuing Care Retirement Communities           12.2
Cash                                             10.5
Insured                                           6.9
Education                                         6.4
Government Obligation Bond - Unlimited Tax        5.6
Utility                                           5.0
Higher Education                                  4.0
Special Assessment                                3.9
Gas                                               3.5
Dedicated Tax                                     3.4
Industrial Development Bond                       3.3
Government Obligation Bond - Limited Tax          2.9
Airport                                           2.0
Water & Sewer                                     1.9
Skilled Nursing                                   1.9
Student Housing                                   1.8
Tax Increment                                     1.8
Certificates of Participation                     1.8
Pre-refunded/Escrowed-to-maturity                 1.7
Hotel                                             1.4
Tobacco                                           1.3
Toll Road                                         1.1
Mass Transit                                      0.8
Port                                              0.3
Stadium                                           0.1
                                               -------
     Total                                      100.0%
                                               =======

-----------------------------------------------------------
                                              % OF TOTAL
                                             INVESTMENTS
CREDIT RATING(1)                           (INCLUDING CASH)
-----------------------------------------------------------
AA                                               15.0%
A                                                26.7
BBB                                              25.6
BB                                                7.7
B                                                 1.0
NR                                               13.5
Cash                                             10.5
                                               -------
     Total                                      100.0%
                                               =======

(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 13, 2014 - OCTOBER 31, 2016

                     First Trust                       Barclays
                       Managed                     Municipal 10-Year
                    Municipal ETF                    Revenue Index
5/13/14                $10,000                          $10,000
10/31/14                10,353                           10,297
4/30/15                 10,585                           10,436
10/31/15                10,732                           10,633
4/30/16                 11,222                           11,065
10/31/16                11,427                           11,109

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 14, 2014 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/14/14 - 10/31/14           2              10               0             0
11/1/14 - 10/31/15         178              16               0             0
11/1/15 - 10/31/16         200               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/14/14 - 10/31/14          64              43               0             0
11/1/14 - 10/31/15          57               0               0             0
11/1/15 - 10/31/16          51               1               0             0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA and Johnathan Wilhelm who serve as senior portfolio managers of the First Trust Managed Municipal ETF (the "Fund"). Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of investment portfolios and separately managed accounts.

                           PORTFOLIO MANAGEMENT TEAM

TOM FUTRELL, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

JOHNATHAN N. WILHELM, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

                                   COMMENTARY

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective seeks to generate current income that is exempt from regular federal income taxes by investing in a diversified portfolio of municipal bonds. The Fund's secondary investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund invests at least 65% of its net assets in municipal bonds that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund's advisor to be of comparable quality. This commentary discusses the 12-month market performance and the Fund's performance ended October 31, 2016.

MARKET RECAP

For the 12-month period from October 31, 2015 through October 31, 2016, municipal bonds generated a total return of 4.06% as measured by the Barclay's Municipal Bond Index (BMBI). During the same period, the Bloomberg Barclays Municipal 10-Year Revenue Index and Non-Investment Grade Index produced returns of 4.48% and 8.61%, respectively. By comparison, the Barclays U.S. Treasury Index returned 3.22% during the 12-month period. The following have been major factors in explaining the municipal bond market's performance:

      o In the face of global macroeconomic uncertainty and geopolitical tensions, the U.S. economy continued to grow at a moderate pace, led primarily by consumer spending. With the labor market tightening and inflation gradually rising, we believe there is a general market consensus that the Federal Reserve (the "Fed") will increase the federal funds rate for the first time in a year at their December 14, 2016 FOMC Meeting. With this as a backdrop, U.S. Treasury yields have increased since their mid-summer lows. As of October 31, 2016, the 10-year U.S. Treasury yield stood at a 1.87%, down 27 basis points ("bps") for the trailing 12 months, but up 48 bps from the post-Brexit level on July 8, 2016 of 1.39%. Ten year municipal yields outperformed 10-year U.S. Treasuries as measured by 10-year, "AAA" rated general obligation bonds. According to data prepared by Municipal Market Data, 10-year "AAA" municipal yields fell 31 bps from a 2.04% on October 31, 2015 to a 1.73% as of October 31, 2016, but increased 44 bps from its low on July 6, 2016 of 1.29%.

      o The pace of new issue supply has been healthy and growing during the year. Through the end of October 2016, primary market new issue supply totaled $392.7 billion versus $353.4 billion during the same period of the prior year, representing an 11.1% increase. Approximately 61% of new issue supply consisted of refinancing outstanding debt.

      o Retail demand as measured by mutual fund and exchange-traded fund flows have been strong over the past year until diminishing in recent weeks. Year-to-date fund flows through October 31, 2016 totaled $51.8 billion compared to $6.5 billion year-to-date through October 31, 2015 - an almost eightfold increase. (Source: Barclays, Investment Company Institute).

      o During the past year, credit fundamentals remained healthy and continued to provide stabilizing support for municipal market performance. Although the par amount of first-time municipal bond defaults spiked during the first ten months of 2016 due to Puerto Rico-related defaults, the number of defaults, 53, only marginally increased from the 48 reported for the same period in 2015. There are several select state and local governments that continue to make headlines because of severe spending and budget imbalances, subpar pension funding, and politics around taxation. In spite of the negative headlines regarding these troubled credits and the ongoing struggles of the Commonwealth of Puerto Rico, we expect credit fundamentals to remain broadly stable.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


PERFORMANCE ANALYSIS

The Fund's net asset value ("NAV") and market performance for the 12-month period from October 31, 2015 through October 31, 2016 were 6.47% and 6.24%, respectively, versus the Bloomberg Barclays Municipal 10-Year Revenue Index (the "benchmark") return of 4.48% during the same time period.

The Fund's monthly distribution of $0.11 on October 31, 2016 represented a tax-exempt annualized distribution rate of 2.48% (4.37% taxable equivalent yield) based on the Fund's closing market price of $53.26. The Fund's distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.

From a portfolio construction perspective, the Fund maintains an underweight position in the highest quality issuers ("AA" rated and higher) versus the benchmark and is generally overweight the benchmark in terms of "BBB", as well as below investment grade and non-rated bonds. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment grade or are non-rated and deemed to be of comparable quality at the time of purchase. We believe these bonds tend to carry higher income cushions than their higher quality counterparts which can help insulate the investment against interest rate risk without materially increasing default potential. As of October 31, 2016, the Fund's weighted-average credit quality was approximately "BBB/Baa", which is lower than the benchmark with a stated average credit rating of "AA3/A1". The Fund's investments in "BBB" rated bonds as well as sub-investment grade and non-rated municipal securities generated strong performance for the trailing 12 months as investors increasingly searched for yield lower on the credit rating spectrum given the low nominal rates environment. As a result, lower investment grade strategies generally benefited from credit spread compression throughout most of the trailing 12-month period, positively contributing to the Fund's NAV outperformance relative to the benchmark. Given the fact that investment grade municipal credit spreads are near their lowest level since the onset of the financial crisis, we currently favor "A" rated bonds over "BBB" rated bonds. High yield municipal risk premiums are still above the long-term historical average, however, and we continue to find value in select high yield bonds after rigorous credit research and selection.

We continued to see value in revenue bonds issued by essential service providers. Our focus is on issuers that meet basic infrastructure needs and provide needed essential services within their communities. Beyond the borrower's essentiality, we also look for issuers who have a growing market share and increasing utilization as this provides added insulation against credit erosion and the potential for credit rating improvement over time. Revenue bond sectors that positively contributed to the Fund's performance over the past 12 months included hospitals, senior living facilities, education (charter schools), municipal utilities, utilities, industrial development bonds and special assessment districts. We continue to underweight general obligation bonds.

The Fund's modified duration was 5.42 years as of October 31, 2016, which was shorter than the benchmark's at 5.69 years. The Fund was overweight the benchmark in bonds with modified durations of three to five years and underweight the benchmark six years and longer. Because we believe that the very short end of the municipal yield curve could be the most vulnerable to the volatility associated with a Fed rate hike, we have limited the Fund's exposure to bonds that mature in one to four years. The Fund's underweight in longer duration bonds relative to the benchmark is the result of our view that in rising rate environments, longer duration strategies, which are more interest rate sensitive, generally see the heaviest fund outflows resulting in their respective bond valuations being hardest hit.

MARKET OUTLOOK

As we look forward to the remainder of 2016, our focus shifts to the Fed meeting to be held on December 14, 2016. As of November 15, 2016, the futures market indicated a 96% probability of a federal funds rate hike at the December 14 meeting. We expect the Fed to increase the federal funds rate by 25 bps at this meeting. For 2017, we believe additional upward action on U.S. rates is expected to be highly data dependent. When considering the entirety of 2017, we expect U.S. treasury yields to rise modestly as the economy gains strength and U.S. unemployment continues to decline. In our view, additional factors that could weigh on interest rates are the current U.S. budget deficit and the possibility of new infrastructure spending coupled with the potential for corporate and/or individual tax reform. According to the Congressional Budget Office, in the fiscal year ended September 30, 2016, the federal budget deficit totaled $587 billion, which was $148 billion more than the shortfall recorded in 2015. To the extent that any Congressional legislation enacted for infrastructure spending or tax reform is not paid for through tax increases or spending cuts, additional debt issuance could be required, which we believe could push interest rates higher. Finally, if enacted, a flatter tax rate structure for individuals and couples could have a negative impact on municipal bond prices.

Following a year of robust municipal bond issuance, we expect issuance in the year ahead to be similar to 2016, even if the pace of refunding activity is apt to slow down. Through the ten months ended October 31, 2016, new issue supply totaled $392.7 billion, representing an 11.1% increase from the same period in 2015 according to the Securities Industry and Financial Markets Association

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

("SIFMA") and Barclay's research. Due to persistently low interest rates coupled with the growing need to repair and expand U.S. infrastructure such as airports, bridges, electric utilities, roads and water systems, we expect new issue municipal bond supply to be between $425 billion and $450 billion in 2017.

Given our expectation for gradually rising rates, we will continue to position the Fund defensively by being modestly below its benchmark duration. Because we believe yield curve positioning could be an important source of total return in 2017, our current intention is to underweight bonds in the short end of the municipal yield curve as they could be the most vulnerable to volatility associated with Fed tightening, and underweight long-duration bonds that could be negatively impacted in a rising-rate environment. We currently favor bonds with five-to-12-year maturities, and bonds maturing in 15 to 20 years, but priced to a shorter five-to-nine-year call. We also favor 5% coupon bonds, versus 3% and 4% coupon structures, that together with our preferred yield curve positioning serves to reduce overall portfolio duration. On the credit side, we continue to overweight "A" rated and select "BBB" rated and high yield municipal securities, given a healthy fundamental credit environment, which we believe supports reaching lower on the credit spectrum. Regarding industries, we continue to find investment opportunities in the essential service revenue bond sectors such as health care, senior living, charter schools, higher education, transportation, and utilities, where, in our view, there is additional default-risk insulation because of the borrower's essentiality to their local communities.

What are the risks to our outlook and forecast of a gradual rise in interest rates? Among many factors, stronger than expected GDP growth and an uptick in inflation could alter our forecast, along with a substantive change in Fed commentary regarding 2017 monetary policy, higher than forecast municipal bond new issue supply, and large mutual fund net outflows. With this as a backdrop, we will continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Managed Municipal ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016      PERIOD (a)        PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MANAGED MUNICIPAL ETF
Actual                                               $1,000.00          $1,018.30             0.50%             $2.54
Hypothetical (5% return before expenses)             $1,000.00          $1,022.62             0.50%             $2.54

(a) These expense ratios reflect an expense waiver. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS - 93.1%

                 ARIZONA - 3.8%
$       250,000  Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Royal Oaks
                    Life Care Cmnty..............................................      4.00%        05/15/28    $      277,010
        500,000  Maricopa Cnty AZ Indl Dev Auth Ed Rev Ref Horizon Cmnty
                    Learning Ctr Proj............................................      5.00%        07/01/35           549,385
        500,000  Maricopa Cnty AZ Indl Dev Auth Ed Rev Ref Paradise Schs Projs
                    Paragon Mgmt Inc (a).........................................      4.00%        07/01/26           515,765
        500,000  Phoenix AZ Indl Dev Auth Ed Rev Fac Legacy Traditional Schs
                    Projs, Ser A.................................................      4.00%        07/01/26           501,170
        500,000  Phoenix AZ Indl Dev Auth Ed Rev Ref Fac Great Hearts
                    Academics, Ser A.............................................      5.00%        07/01/36           565,165
        500,000  Pima Cnty AZ Indl Dev Auth Ed Rev Ref Fac American
                    Leadership Academy Proj (a)..................................      4.60%        06/15/25           516,505
        200,000  Student & Academic Svcs LLC AZ Lease Rev Northern AZ
                    Capital Facs Fin Corp, BAM...................................      5.00%        06/01/21           230,664
                                                                                                                --------------
                                                                                                                     3,155,664
                                                                                                                --------------
                 CALIFORNIA - 5.1%
        320,000  Abag CA Fin Auth For Nonprofit Corps Ref Episcopal Sr
                    Cmntys, Ser B................................................      5.00%        07/01/23           364,877
      1,000,000  CA St Muni Fin Auth Chrt Sch Rev Palmdale Aeroscope
                    Academy Proj (a).............................................      5.00%        07/01/36         1,084,440
        500,000  CA St Ref Bid Grp C.............................................      5.00%        08/01/30           613,315
        500,000  CA Stwd Cmntys Dev Auth Rev Beverly Cmnty Hosp Assoc............      4.00%        02/01/23           539,790
        300,000  CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr,
                    Ser A (a)....................................................      5.00%        12/01/36           337,644
        810,000  Golden St Tobacco Securitization Corp CA Tobacco Settlement
                    Asset-Backed Sr, Ser A-1.....................................      4.50%        06/01/27           813,831
        210,000  La Verne CA Ref Brethren Hillcrest Homes, COPS..................      5.00%        05/15/22           239,066
        200,000  Pomona CA Pub Fing Auth Lease Rev Ref, Ser BC, AGM..............      4.00%        06/01/29           225,954
                                                                                                                --------------
                                                                                                                     4,218,917
                                                                                                                --------------
                 COLORADO - 8.7%
        605,000  CO St Hlth Facs Auth Rev Ref Covenant Retirement Cmntys,
                    Ser A........................................................      5.00%        12/01/27           680,698
        500,000  CO St Hlth Facs Auth Rev Ref Covenant Retirement Cmntys,
                    Ser A........................................................      5.00%        12/01/33           549,050
        120,000  CO St Hlth Facs Auth Rev Vail Valley Med Ctr Proj...............      5.00%        01/15/24           145,278
        500,000  Copperleaf CO Met Dist #2 Ref (b)...............................      5.25%        12/01/30           525,590
      1,000,000  Denver City & Cnty CO Arpt Rev Sys, Ser B.......................      4.00%        11/15/31         1,081,770
      1,000,000  Denver CO Convention Ctr Hotel Auth Rev Ref Sr..................      5.00%        12/01/28         1,164,100
         55,000  E-470 CO Pub Highway Auth Capital Appreciation Sr, Ser B,
                    NATL-RE......................................................       (c)         09/01/22            47,999
        250,000  Harvest Junction CO Met Dist Ref & Impt.........................      5.00%        12/01/30           269,655
         60,000  Harvest Junction CO Met Dist Ref & Impt.........................      5.38%        12/01/37            64,712
        500,000  Leyden Rock Met Dist #10, Ser A (b).............................      4.00%        12/01/25           496,605
        130,000  Lorson Ranch Met Dist #2 CO.....................................      4.00%        12/01/24           142,684
        225,000  Park 70 CO Met Dist.............................................      5.00%        12/01/22           259,547
        160,000  Pub Auth For CO St Energy Nat Gas Purchase Rev..................      6.13%        11/15/23           195,462
        500,000  Sierra Ridge Met Dist No 2 CO Sr, Ser A (b).....................      5.50%        12/01/46           523,185
        500,000  Southglenn CO Met Dist Spl Rev Ref (b)..........................      5.00%        12/01/30           531,725
        500,000  Sterling Ranch Cmnty Auth Brd CO Supported Rev, Ser A (b).......      5.50%        12/01/35           503,470
                                                                                                                --------------
                                                                                                                     7,181,530
                                                                                                                --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 CONNECTICUT - 0.6%
$       500,000  CT St Hlth & Edl Facs Auth Rev Temps Church Home of
                    Hartford Inc Proj, Ser B1 (a)................................      3.25%        09/01/21    $      505,380
                                                                                                                --------------
                 FLORIDA - 6.0%
         80,000  Alachua Cnty FL Hlth Facs Auth Shands Teaching Hosp &
                    Clinics, Ser A...............................................      5.00%        12/01/26            94,481
        200,000  Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Academy &
                    Cornerstone Chrt High Sch....................................      5.50%        10/01/22           213,008
        500,000  Bexley CDD FL Spl Assmnt Rev....................................      4.10%        05/01/26           497,280
        605,000  Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A,
                    AGM, AMT.....................................................      5.00%        04/01/22           701,673
        250,000  Citizens Property Insurance Corp. FL, Ser A-1...................      5.00%        06/01/22           291,957
         25,000  Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A....      5.00%        08/15/19            27,155
        280,000  Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A....      5.50%        08/15/24           316,730
        600,000  Harmony FL CDD Capital Impt Rev Ref, Ser 2015...................      4.75%        05/01/25           607,704
         50,000  Hollywood FL Cmnty Redev Agy Redev Rev Ref......................      5.00%        03/01/23            58,420
        500,000  Manatee Cnty FL Sch Brd Ref, Ser A, BAM, COPS...................      5.00%        07/01/27           602,395
        220,000  Palm Beach Cnty FL Hlth Facs Auth Acts Retirement Life
                    Cmntys.......................................................      5.50%        11/15/33           257,517
        120,000  Sarasota Cnty FL Hlth Facs Auth Retirement Fac Rev Ref Vlg
                    Of Isle Proj.................................................      5.00%        01/01/26           141,050
        235,000  Seven Oaks FL Cmnty Dev Dist Spl Assmnt Rev Ref Sr, Ser A-1.....      4.00%        05/01/24           258,112
        230,000  Seven Oaks FL Cmnty Dev Dist Spl Assmnt Rev Ref Sr, Ser B-1.....      4.00%        05/01/24           252,620
        195,000  Tampa FL Hosp Rev Ref H Lee Moffitt Cancer Ctr Proj, Ser B......      5.00%        07/01/29           226,781
        100,000  UCF Stadium Corp FL Rev Ref, Ser A..............................      5.00%        03/01/24           120,351
        300,000  Vlg FL CDD #12 Spl Assmnt Rev...................................      2.88%        05/01/21           299,058
                                                                                                                --------------
                                                                                                                     4,966,292
                                                                                                                --------------
                 GEORGIA - 1.2%
        315,000  East Point GA Tax Allocation Ref................................      5.00%        08/01/21           354,520
        560,000  Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C...............      5.25%        10/01/27           649,460
                                                                                                                --------------
                                                                                                                     1,003,980
                                                                                                                --------------
                 GUAM - 0.4%
        325,000  Guam Pwr Auth Rev Ref, Ser A, AGM...............................      5.00%        10/01/20           368,475
                                                                                                                --------------
                 HAWAII - 0.4%
        170,000  HI St Dept of Budget & Fin Spl Purpose Rev Ref HI Pacific Hlth
                    Oblig Group, Ser B...........................................      5.00%        07/01/30           194,801
        110,000  HI St Pacific Hlth Spl Purpose Rev, Ser B.......................      5.63%        07/01/30           125,091
                                                                                                                --------------
                                                                                                                       319,892
                                                                                                                --------------
                 IDAHO - 0.7%
        500,000  ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D................      5.00%        12/01/33           570,845
                                                                                                                --------------
                 ILLINOIS - 3.2%
        200,000  Chicago IL Ref Projs, Ser A.....................................      5.00%        01/01/24           206,412
         25,000  Chicago IL Ref, Ser C...........................................      4.00%        01/01/22            25,208
        500,000  Chicago IL Ref, Ser C...........................................      5.00%        01/01/25           533,780
        285,000  Chicago IL Ref, Ser C, CABS.....................................       (c)         01/01/22           225,831
        100,000  IL St Fin Auth Rev Centegra Hlth Sys............................      5.00%        09/01/18           106,024
        145,000  IL St Fin Auth Rev Centegra Hlth Sys, Ser A.....................      5.00%        09/01/22           169,160
         25,000  IL St Fin Auth Rev Central DuPage Hlth..........................      5.00%        11/01/27            27,638
      1,000,000  IL St Fin Auth Rev Ref Christian Homes Inc......................      5.00%        05/15/36         1,101,930
         15,000  IL St Fin Auth Rev Ref Lutheran Hillside Vlg....................      5.13%        02/01/26            15,161
        200,000  Springfield IL Elec Rev Ref Sr Lien.............................      5.00%        03/01/23           238,242
                                                                                                                --------------
                                                                                                                     2,649,386
                                                                                                                --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 INDIANA - 1.5%
$       450,000  IN St Fin Auth Rev BHI Sr Living................................      5.50%        11/15/26    $      516,915
        110,000  IN St Fin Auth Rev BHI Sr Living................................      5.50%        11/15/31           123,907
        460,000  IN St Fin Auth Rev Greencroft Oblig Group, Ser A................      5.75%        11/15/28           525,260
         40,000  IN St Fin Auth Rev Greencroft Oblig Group, Ser A................      6.00%        11/15/28            46,295
                                                                                                                --------------
                                                                                                                     1,212,377
                                                                                                                --------------
                 IOWA - 0.4%
        275,000  Coralville IA, Ser E, COPS......................................      4.00%        06/01/23           296,753
                                                                                                                --------------
                 KANSAS - 0.6%
        500,000  Wichita KS Hlth Care Facs Rev KS Masonic Home, Ser II-A.........      4.25%        12/01/24           504,415
                                                                                                                --------------
                 KENTUCKY - 0.5%
        300,000  KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE..............      5.00%        09/01/22           349,986
         50,000  Russell KY Rev Bon Secours Hlth Sys.............................      5.00%        11/01/22            59,648
                                                                                                                --------------
                                                                                                                       409,634
                                                                                                                --------------
                 LOUISIANA - 4.5%
      1,000,000  LA St Pub Facs Auth Hosp Rev Ref Lafayette General Hlth Sys
                    Proj, Ser A..................................................      5.00%        11/01/35         1,154,930
        390,000  LA Stadium & Exposition Dist LA Ref Sr, Ser A...................      5.00%        07/01/30           451,285
        380,000  LA Stadium & Exposition Dist LA Ref Sr, Ser A...................      5.00%        07/01/31           438,957
      1,000,000  Monroe LA Spl Sch Dist..........................................      4.00%        03/01/34         1,068,710
        100,000  New Orleans LA Ref..............................................      5.00%        12/01/24           123,617
        400,000  New Orleans LA Sewage Svc Rev Ref...............................      5.00%        06/01/22           467,404
                                                                                                                --------------
                                                                                                                     3,704,903
                                                                                                                --------------
                 MAINE - 0.9%
        690,000  ME St Hlth & Hgr Edl Facs Auth Rev Estrn ME Med Ctr
                    Oblig Grp....................................................      5.00%        07/01/33           757,565
                                                                                                                --------------
                 MARYLAND - 1.2%
        200,000  Howard Cnty MD Retirement Cmnty Rev Ref Vantage House
                    Fac..........................................................      5.00%        04/01/21           212,158
        500,000  Howard Cnty MD Retirement Cmnty Rev Ref Vantage House
                    Fac..........................................................      5.00%        04/01/26           539,690
        220,000  MD St Econ Dev Corp Econ Dev Rev Transn Facs Proj, Ser A........      5.38%        06/01/25           244,464
                                                                                                                --------------
                                                                                                                       996,312
                                                                                                                --------------
                 MICHIGAN - 4.2%
      1,000,000  Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C.....      5.00%        07/01/30         1,176,720
        890,000  MI St Fin Auth Ltd Oblig Rev Ref College for Creative Studies
                    Proj.........................................................      5.00%        12/01/25         1,049,301
        100,000  MI St Fin Auth Rev Detroit Sch Dist.............................      5.50%        06/01/21           105,653
        400,000  MI St Fin Auth Rev Ref Holland Cmnty Hosp, Ser A................      4.00%        01/01/28           439,556
        500,000  MI St Fin Auth Rev Ref Local Govt Loan Program, Ser F1..........      3.80%        10/01/22           539,215
        125,000  MI St Fin Auth Rev Ref Local Govt Loan Program, Ser F1..........      3.88%        10/01/23           135,514
                                                                                                                --------------
                                                                                                                     3,445,959
                                                                                                                --------------
                 MINNESOTA - 2.2%
        175,000  Baytown Twp MN Lease Ref, Ser A.................................      3.00%        08/01/22           175,455
        150,000  Deephaven MN Chrt Sch Lease Rev Eagle Ridge Academy Proj,
                    Ser A........................................................      4.00%        07/01/23           155,682
        150,000  Deephaven MN Chrt Sch Lease Rev Eagle Ridge Academy Proj,
                    Ser A........................................................      4.00%        07/01/24           154,996
        250,000  Minneapolis MN Student Hsg Rev Riverton Cmnty Hsg Proj Ref......      3.50%        08/01/20           252,970
      1,000,000  North Oaks MN Sr Hsg Rev Ref Waverly Gardens Proj...............      5.00%        10/01/28         1,104,840
                                                                                                                --------------
                                                                                                                     1,843,943
                                                                                                                --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 MISSISSIPPI - 2.0%
$       545,000  D'lberville MS Tax Increment Ltd Oblig Ref Gulf Coast
                    Promenade Proj...............................................      5.00%        04/01/33    $      597,631
         60,000  MS St Dev Bank Spl Oblig Magnolia Regl Hlth Ctr Proj, Ser A.....      5.00%        10/01/20            66,786
        615,000  MS St Dev Bank Spl Oblig Magnolia Regl Hlth Ctr Proj, Ser A.....      6.00%        10/01/24           720,399
         10,000  MS St Dev Bank Spl Oblig Magnolia Regl Hlth Ctr Proj, Ser A.....      6.25%        10/01/26            11,773
        250,000  MS St Dev Bank Spl Oblig Ref Muni Energy Agy of MS Pwr
                    Sply, Ser A, AGM.............................................      5.00%        03/01/22           287,717
                                                                                                                --------------
                                                                                                                     1,684,306
                                                                                                                --------------
                 MISSOURI - 3.4%
        500,000  Kansas City MO Indl Dev Auth Sales Tax Rev Ref, Ser A (a).......      4.25%        04/01/26           491,230
        500,000  MO St Dev Fin Brd Infrastructure Facs Rev Ref Independence MO
                    Centerpoint Proj, Ser B......................................      5.00%        04/01/28           576,650
        200,000  MO St Hlth & Edl Facs Auth Edl Facs Rev St Louis Clg
                    Pharmacy, Ser B..............................................      5.00%        05/01/30           225,338
        250,000  MO St Hlth & Edl Facs Auth Hlth Facs Rev Ref The Children's
                    Mercy Hospital...............................................      5.00%        05/15/28           302,958
         10,000  MO St Hlth & Edl Facs Auth Lutheran Sr Svcs.....................      5.00%        02/01/23            11,505
        600,000  MO St Hlth & Edl Facs Auth Sr Living Facs Lutheran Sr...........      5.38%        02/01/35           643,716
        525,000  St Louis Cnty MO Indl Dev Auth Ref Nazareth Living Ctr Proj,
                    Ser A........................................................      4.00%        08/15/20           533,458
                                                                                                                --------------
                                                                                                                     2,784,855
                                                                                                                --------------
                 NEBRASKA - 2.9%
      1,245,000  Central Plains Energy Proj NE Gas Proj Rev Proj #3..............      5.00%        09/01/27         1,424,404
        810,000  Pub Pwr Generation Agy NE Rev Ref...............................      5.00%        01/01/34           942,014
                                                                                                                --------------
                                                                                                                     2,366,418
                                                                                                                --------------
                 NEVADA - 0.6%
        480,000  Las Vegas NV Spl Impt Dist #808 & #810 Ref......................      5.00%        06/01/22           527,405
                                                                                                                --------------
                 NEW JERSEY - 4.2%
        500,000  NJ St Econ Dev Auth Ref, Ser A, BAM.............................      5.00%        06/15/23           591,160
        125,000  NJ St Hlth Care Facs Fing Auth Rev Ref Barnabas Hlth, Ser A.....      4.63%        07/01/23           144,349
      1,000,000  NJ St Hlth Care Facs Fing Auth Rev Ref RWJ Barnabas Hlth
                    Oblig Grp, Ser A.............................................      5.00%        07/01/29         1,192,530
        600,000  NJ St Transit Corp, Ser A, GANS.................................      5.00%        09/15/21           669,480
        525,000  NJ St Transprtn Trust Fund Auth Transn Sys, Ser D...............      5.25%        12/15/23           604,895
        230,000  NJ St Turnpike Auth, Ser A......................................      5.00%        01/01/32           273,028
                                                                                                                --------------
                                                                                                                     3,475,442
                                                                                                                --------------
                 NEW YORK - 0.6%
        100,000  Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref
                    Orchard Park.................................................      5.00%        11/15/22           115,007
        115,000  Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref
                    Orchard Park.................................................      5.00%        11/15/24           134,076
         85,000  NY St Dorm Auth Revs Non St Supported Debt Unrefunded
                    Pace Univ, Ser A.............................................      5.00%        05/01/23            97,941
         15,000  Suffolk Cnty NY Econ Dev Corp Rev Prerefunded Catholic Hlth
                    Svcs Long Island Oblig Grp Proj..............................      5.00%        07/01/28            17,561
         85,000  Suffolk Cnty NY Econ Dev Corp Rev Unrefunded Catholic Hlth
                    Svcs Long Island Oblig Grp Proj..............................      5.00%        07/01/28            95,286
                                                                                                                --------------
                                                                                                                       459,871
                                                                                                                --------------


Page 12                 See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 NORTH CAROLINA - 2.3%
$        55,000  NC St Capital Facs Fin Agy Edl Facs Rev Ref Meredith College....      5.00%        06/01/23    $       64,382
        750,000  NC St Capital Facs Fin Agy Edl Facs Rev Ref Meredith College....      4.00%        06/01/33           799,785
        900,000  NC St Capital Facs Fin Agy Student Rev Ref Hsg NC A&T
                    Univ Fndtn Proj, Ser A, AGM..................................      5.00%        06/01/26         1,062,063
                                                                                                                --------------
                                                                                                                     1,926,230
                                                                                                                --------------
                 NORTH DAKOTA - 0.3%
        225,000  Burleigh Cnty ND Hlth Care Rev St Alexius Med Ctr Proj, Ser A...      5.00%        07/01/22           262,530
                                                                                                                --------------
                 OHIO - 1.3%
        700,000  Hamilton Cnty OH Hlth Care Facs Rev Christ Hosp Proj............      5.25%        06/01/27           816,683
        230,000  Southeastern OH Port Auth Hosp Facs Rev Ref Mem Hlth Sys........      5.00%        12/01/23           257,575
                                                                                                                --------------
                                                                                                                     1,074,258
                                                                                                                --------------
                 OKLAHOMA - 0.1%
        100,000  Tulsa OK Arpts Impt Trust Ref, Ser D, BAM.......................      5.00%        06/01/28           111,739
                                                                                                                --------------
                 OREGON - 0.7%
        275,000  Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza......      5.00%        12/01/20           309,446
        200,000  Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza
                    Inc..........................................................      5.00%        12/01/24           237,328
                                                                                                                --------------
                                                                                                                       546,774
                                                                                                                --------------
                 PENNSYLVANIA - 4.3%
        500,000  Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch......      5.00%        10/01/34           546,005
        500,000  Middletown PA Sch Dist, Ser A...................................      5.00%        03/01/28           581,200
        625,000  Montgomery Cnty PA Indl Dev Auth Acts Retirement Life
                    Cmntys Ref...................................................      5.00%        11/15/25           717,806
         50,000  Montgomery Cnty PA Indl Dev Auth Acts Retirement Life
                    Cmntys Ref...................................................      5.00%        11/15/29            56,311
        500,000  Philadelphia PA Ref, Ser A......................................      5.25%        07/15/28           598,075
        500,000  Philadelphia PA, Ser B..........................................      5.00%        08/01/23           591,415
        405,000  Southcentral PA General Auth Rev Ref Hanover Hosp Inc...........      5.00%        12/01/23           476,329
                                                                                                                --------------
                                                                                                                     3,567,141
                                                                                                                --------------
                 RHODE ISLAND - 0.1%
         45,000  Tobacco Settlement Fing Corp RI Ref, Ser A......................      5.00%        06/01/24            51,485
                                                                                                                --------------
                 SOUTH CAROLINA - 3.4%
        250,000  Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist,
                    Ser A-1......................................................      3.13%        12/01/22           251,720
        745,000  Piedmont SC Muni Pwr Agy Elec Rev Ref, Ser A-3..................      5.00%        01/01/23           842,066
         30,000  SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A......      5.00%        08/01/23            35,755
        150,000  SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A,
                    AGM..........................................................      5.50%        08/01/24           176,772
      1,285,000  SC St Pub Svc Auth Rev Ref Obligs, Ser B........................      5.00%        12/01/32         1,512,278
                                                                                                                --------------
                                                                                                                     2,818,591
                                                                                                                --------------
                 SOUTH DAKOTA - 0.0%
         30,000  SD St Hlth & Edl Facs Auth Avera Hlth, Ser B....................      5.50%        07/01/35            31,951
                                                                                                                --------------
                 TENNESSEE - 1.9%
        335,000  Chattanooga TN Hlth Edl & Hsg Fac Brd Rev Ref-Student Hsg
                    Cdfi Phase I.................................................      5.00%        10/01/23           400,998
        600,000  Memphis Shelby Cnty TN Arpt Auth Arpt Rev Ref, Ser B, AMT.......      5.75%        07/01/23           679,488
        250,000  Met Govt Nashville & Davidson Cnty TN Hlth & Edl Facs Brd
                    Vanderbilt Univ Med Ctr, Ser A...............................      5.00%        07/01/40           291,315


                        See Notes to Financial Statements                Page 13

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 TENNESSEE (CONTINUED)
$        25,000  TN St Energy Acquisition Corp Gas Rev, Ser A....................      5.25%        09/01/21    $       28,983
        120,000  TN St Energy Acquisition Corp Gas Rev, Ser A....................      5.25%        09/01/22           141,712
                                                                                                                --------------
                                                                                                                     1,542,496
                                                                                                                --------------
                 TEXAS - 12.0%
        600,000  Brd of Managers TX Joint Guadalupe Cnty City of Seguin Hosp
                    Mtg Ref......................................................      5.00%        12/01/24           674,508
        600,000  Central TX Regl Mobility Auth Rev Ref Sub Lien..................      5.00%        01/01/33           674,922
        500,000  Cinco Southwest TX Muni Utility Dist #1 Contract Rev Ref,
                    BAM..........................................................      4.00%        12/01/30           532,320
        600,000  Flower Mound TX Spl Assmnt Rev River Walk Pub Impt Dist #1......      6.13%        09/01/28           625,890
        500,000  Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E
                    Proj, AMT....................................................      4.50%        07/01/20           540,320
        530,000  Love Field TX Arpt Modernization Corp Spl Facs Rev Southwest
                    Airls Co Proj................................................      5.00%        11/01/28           602,228
        500,000  Lower Colorado River TX Auth Rev Unrefunded Ref, Ser B..........      5.00%        05/15/32           579,335
        500,000  Mission TX Econ Dev Corp Rev Senior Lien Nat Gasoline Proj,
                    Ser B, AMT (d)...............................................      5.75%        10/01/31           530,600
        250,000  New Hope Cultural Ed Facs Fin Corp TX Retirement Fac Rev
                    Temps 50 Mrc Sr Living The Langford Proj, Ser B2.............      3.00%        11/15/21           249,998
        290,000  New Hope Cultural Ed Facs Fin Corp TX Retirement Fac Rev
                    Wesleyan Homes Inc Proj......................................      5.00%        01/01/24           311,011
      1,000,000  New Hope Cultural Ed Facs Fin Corp TX Sr Living Rev Cardinal
                    Bay Inc Vlg On The Park Carriage Inn Proj, Ser A-1...........      5.00%        07/01/46         1,157,540
        135,000  New Hope Cultural Ed Facs Fin Corp TX Student Hsg Rev Chf
                    Collegiate Hsg Corpus Christi II A&M Univ, Ser A.............      5.00%        04/01/36           148,724
        100,000  New Hope Cultural Ed Facs Fin Corp TX Student Hsg Rev Chf
                    Collegiate Hsg Corpus Christii LLC TX A&M Univ...............      5.00%        04/01/39           110,677
        500,000  New Hope Cultural Ed Facs Fin Corp TX Student Hsg Rev Chf
                    Collegiate Hsg Galveston I LLC TX A&M Univ Galveston.........      5.00%        04/01/22           571,590
         25,000  New Hope Cultural Ed Facs Fin Corp TX Student Hsg Rev Chf
                    Stephenville-Tarleton St Univ Proj, Ser A....................      4.25%        04/01/22            27,560
        495,000  Red River TX Hlth Facs Dev Corp Retirement Fac Rev MRC
                    Crestview, Ser A.............................................      7.75%        11/15/31           650,915
        600,000  TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev.........      5.00%        12/15/24           692,298
        500,000  TX St Muni Gas Acquisition & Sply Corp lII Gas Sply Rev.........      5.00%        12/15/30           558,745
        500,000  Viridian TX Muni Mgmt Dist Ref Util Impt, BAM...................      6.00%        12/01/26           644,605
                                                                                                                --------------
                                                                                                                     9,883,786
                                                                                                                --------------
                 UTAH - 0.6%
        500,000  UT St Chrt Sch Fin Auth Chrt Sch Rev Spectrum Academy
                    Proj (a).....................................................      6.00%        04/15/45           524,355
                                                                                                                --------------
                 VERMONT - 0.8%
        550,000  Burlington VT Ref Lakeview Garage Project, Ser A, COPS..........      5.00%        12/01/24           632,203
                                                                                                                --------------
                 WASHINGTON - 1.3%
        155,000  Mason Cnty WA Pub Utility Dist #1 Sys...........................      3.50%        12/01/21           165,552
        270,000  Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth.....      4.00%        12/01/24           291,854
        110,000  Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A...............      5.00%        12/01/22           125,614
        165,000  Skagit Cnty WA Pub Hosp Dist #1 Skagit Valley Hosp..............      5.00%        12/01/20           183,604
        250,000  Tobacco Settlement Auth WA Tobacco Settlement Rev Ref...........      5.00%        06/01/23           296,177
         35,000  WA St Hsg Fin Commission Ref Emerald Heights Proj...............      5.00%        07/01/22            40,654
                                                                                                                --------------
                                                                                                                     1,103,455
                                                                                                                --------------


Page 14                 See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 WISCONSIN - 4.1%
$     1,000,000  Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT...      5.00%        12/01/25    $    1,163,060
        500,000  WI St Hlth & Edl Facs Auth Rev Ref Marquette Univ...............      5.00%        10/01/28           583,835
      1,175,000  WI St Hlth & Edl Facs Auth Rev Ref Prohealth Care Oblig
                    Group........................................................      5.00%        08/15/31         1,357,278
        175,000  WI St Hlth & Edl Facs Auth Rev Ref Prohealth Care Oblig
                    Group........................................................      5.00%        08/15/33           200,564
        100,000  WI St Hlth & Edl Facs Auth Rev Ref St Johns Cmntys Inc, Ser B...      4.00%        09/15/23           109,048
                                                                                                                --------------
                                                                                                                     3,413,785
                                                                                                                --------------
                 WYOMING - 0.1%
         50,000  WY Cmnty Dev Auth Student Hsg Rev Chf Wyoming LLC...............      6.25%        07/01/31            56,599
                                                                                                                --------------
                 TOTAL INVESTMENTS - 93.1%....................................................................      76,957,897
                 (Cost $74,967,206) (e)
                 NET OTHER ASSETS AND LIABILITIES - 6.9%......................................................       5,692,582
                                                                                                                --------------
                 NET ASSETS - 100.0%..........................................................................  $   82,650,479
                                                                                                                ==============

-----------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust"), the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $3,975,319 or 4.8% of net assets.

(b) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by First Trust.

(c)   Zero coupon bond.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(e) Aggregate cost for federal income tax purposes is $74,947,598. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,140,829 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $130,530.

            AGM  Assured Guaranty Municipal Corp.
            AMT  Alternative Minimum Tax
            BAM  Building America Mutual
           CABS  Capital Appreciation Bonds
           COPS  Certificates of Participation
           GANS  Grant Anticipation Notes
        NATL-RE  National Public Finance Guarantee Corp.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2016        PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Municipal Bonds*...................................    $  76,957,897   $          --   $   76,957,897   $           --
                                                       =============   =============   ==============   ==============

*See Portfolio of Investments for state breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


                        See Notes to Financial Statements                Page 15

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value..................................................      $   76,957,897
Cash...................................................................           8,993,690
Receivables:
   Interest............................................................             945,779
   Investment securities sold..........................................             452,426
Other assets...........................................................               5,750
                                                                             --------------
   Total Assets........................................................          87,355,542
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................           4,670,560
   Investment advisory fees............................................              34,503
                                                                             --------------
   Total Liabilities...................................................           4,705,063
                                                                             --------------
NET ASSETS.............................................................      $   82,650,479
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   80,364,883
Par value..............................................................              15,500
Accumulated net investment income (loss)...............................              19,608
Accumulated net realized gain (loss) on investments....................             259,797
Net unrealized appreciation (depreciation) on investments..............           1,990,691
                                                                             --------------
NET ASSETS.............................................................      $   82,650,479
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        53.32
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           1,550,002
                                                                             ==============
Investments, at cost...................................................      $   74,967,206
                                                                             ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest...............................................................      $    1,965,347
                                                                             --------------
   Total investment income.............................................           1,965,347
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................             419,434
                                                                             --------------
   Total expenses......................................................             419,434
   Less fees waived by the investment advisor..........................             (81,517)
                                                                             --------------
   Net expenses........................................................             337,917
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................           1,627,430
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.............................             310,495
   Net change in unrealized appreciation (depreciation) on investments.           1,504,202
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           1,814,697
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    3,442,127
                                                                             ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE             FOR THE
                                                                                  YEAR                YEAR
                                                                                 ENDED               ENDED
                                                                               10/31/2016          10/31/2015
                                                                             --------------      --------------
OPERATIONS:
Net investment income (loss)...........................................      $    1,627,430      $      626,851
Net realized gain (loss)...............................................             310,495             179,530
Net change in unrealized appreciation (depreciation)...................           1,504,202              32,171
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from operations........           3,442,127             838,552
                                                                             --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................          (1,664,003)           (638,253)
Net realized gain......................................................            (172,240)                 --
                                                                             --------------      --------------
Total distributions to shareholders....................................          (1,836,243)           (638,253)
                                                                             --------------      --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................          47,515,355          15,444,063
Cost of shares redeemed................................................                  --          (2,559,895)
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................          47,515,355          12,884,168
                                                                             --------------      --------------
Total increase (decrease) in net assets................................          49,121,239          13,084,467

NET ASSETS:
Beginning of year......................................................          33,529,240          20,444,773
                                                                             --------------      --------------
End of year............................................................      $   82,650,479      $   33,529,240
                                                                             ==============      ==============
Accumulated net investment income (loss) at end of year................      $       19,608      $        5,519
                                                                             ==============      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................             650,002             400,002
Shares sold............................................................             900,000             300,000
Shares redeemed........................................................                  --             (50,000)
                                                                             --------------      --------------
Shares outstanding, end of period......................................           1,550,002             650,002
                                                                             ==============      ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  FOR THE PERIOD
                                                    YEAR ENDED OCTOBER 31,        5/13/2014 (a)
                                                -------------------------------      THROUGH
                                                     2016             2015          10/31/2014
                                                --------------   --------------   --------------
Net asset value, beginning of period              $    51.58       $    51.11       $    50.00
                                                  ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            1.32             1.35             0.56
Net realized and unrealized gain (loss)                 1.99             0.50             1.20
                                                  ----------       ----------       ----------
Total from investment operations                        3.31             1.85             1.76
                                                  ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.35)           (1.38)           (0.55)
Net realized gain                                      (0.22)              --               --
Return of capital                                         --               --            (0.10)
                                                  ----------       ----------       ----------
Total distributions                                    (1.57)           (1.38)           (0.65)
                                                  ----------       ----------       ----------
Net asset value, end of period                    $    53.32       $    51.58       $    51.11
                                                  ==========       ==========       ==========
TOTAL RETURN (b)                                        6.47%            3.66%            3.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   82,650       $   33,529       $   20,445
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.65%            0.65%            0.65% (c)
Ratio of net expenses to average net assets             0.52%            0.65%            0.65% (c)
Ratio of net investment income (loss) to
   average net assets                                   2.52%            2.63%            2.40% (c)
Portfolio turnover rate (d)                               85%             109%              69%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust consists of ten funds that are currently offering shares. This report covers the First Trust Managed Municipal ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker FMB on The Nasdaq Stock Market, LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2016

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security; and
     10)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2016

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2016, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                    ACQUISITION    PRINCIPAL     CURRENT    CARRYING                 % OF NET
SECURITY                                               DATE       VALUE/SHARES    PRICE       COST        VALUE       ASSETS
------------------------------------------------------------------------------------------------------------------------------
Mission TX Econ Dev Corp Rev Senior Lien Nat
   Gasoline Proj, Ser B                              04/28/16      $ 500,000      $ 106    $  478,243   $  530,600     0.64%


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015, was as follows:

Distributions paid from:                              2016              2015
Ordinary income..............................      $   171,141       $    25,837
Long-term capital gains......................           53,893                --
Tax-exempt income............................        1,611,209           612,416
Return of capital............................               --                --

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income................      $   259,797
Accumulated capital and other gains..........           19,608
Net unrealized appreciation (depreciation)...        1,990,691

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders "exempt dividends" as defined in the Internal Revenue Code.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2016

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:


                                Accumulated
          Accumulated           Net Realized
         Net Investment         Gain (Loss)
         Income (Loss)         on Investments      Paid-in Capital
         --------------        --------------      ---------------
            $ 50,662             $ (50,662)             $ --


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust's Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2018. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2018. First Trust does not have the right to recover the fees waived. During the year ended October 31, 2016, the Advisor waived fees of $81,517.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2016

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $95,517,243 and $51,644,010, respectively.

For the year ended October 31, 2016, the Fund had no in-kind transactions.

                                 5. BORROWINGS

The Trust, First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $140 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2016, the commitment was $80 million and the commitment fee was 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2016.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2016

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On November 21, 2016, the Fund declared a distribution of $0.11 per share to shareholders of record on November 25, 2016, payable November 30, 2016.

On December 16, 2016, the commitment amount under the Credit Agreement with Scotia was increased to $180 million.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST MANAGED MUNICIPAL ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Managed Municipal ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Managed Municipal ETF as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2016, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

           Federal and State Income Tax               Percentages
         --------------------------------            -------------
          Tax-Exempt Interest Dividends                 99.95%
          Alternative minimum tax (AMT)                  8.74%

For the year ended October 31, 2016, the amount of long-term capital gain distributions designated by the Fund was $53,893 which is taxable at the applicable capital gain tax rates for federal income tax purposes.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ALTERNATIVE MINIMUM TAX RISK. The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by issuers that may have narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.


                                                                         Page 27


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2016 (UNAUDITED)

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and to meet redemptions.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MUNICIPAL LEASE OBLIGATIONS RISK. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

MUNICIPAL SECURITIES MARKET LIQUIDITY RISK. Inventories of Municipal Securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund's ability to buy or sell Municipal Securities, and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, as of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. As a result, the Fund may be forced to accept a lower price to sell a Municipal Security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940 Act, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

POLITICAL AND ECONOMIC RISKS. The values of Municipal Securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2016 (UNAUDITED)

TAX RISK. Interest income from Municipal Securities is normally not subject to regular federal income tax, but income from Municipal Securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities.

ZERO COUPON BONDS RISK. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

                        INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund III (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Managed Municipal ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Municipal Securities Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2016 (UNAUDITED)

First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objectives and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period and slightly underperformed the benchmark index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and        137        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Inception   L.P.; Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2016 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and
D.O.B.: 01/66                                                               First Trust Portfolios L.P.; Chief Financial Officer,
                                                                            BondWave LLC (Software Development Company)
                                                                            (January 2016 to Present) and Stonebridge Advisors
                                                                            LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors, LLC/
                                                                            Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary of Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                       Vice President (September 2005 to July 2012), First
  Suite 400                                          o Since Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                       Vice President (August 2005
to September 2012),
  Suite 400                                          o Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                           L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


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


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


FIRST TRUST

First Trust Exchange-Traded Fund III


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Long/Short Equity ETF (FTLS)

Annual Report
For the Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 17
Statement of Operations...................................................... 18
Statements of Changes in Net Assets.......................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 26
Additional Information....................................................... 27
Board of Trustees and Officers............................................... 31
Privacy Policy............................................................... 33

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Long/Short Equity ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust Long/Short Equity ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)

The investment objective of First Trust Long/Short Equity ETF (the "Fund") is to seek to provide investors with long-term total return. The Fund pursues its objective by establishing long and short positions in a portfolio of Equity Securities (as defined below). Under normal circumstances, at least 80% of the Fund's net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and foreign companies by investing in such securities directly and/or in U.S. exchange-traded funds ("ETFs") that provide exposure to such securities. The securities of the companies and ETFs in which the Fund will invest are referred to collectively as "Equity Securities." The Equity Securities held by the Fund may include U.S. exchange-listed equity securities of foreign issuers, as well as investments in the equity securities of foreign issuers that are in the form of depositary receipts.

The Fund takes long and short positions in Equity Securities. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.

Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.

---------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL          CUMULATIVE
                                                            TOTAL RETURNS         TOTAL RETURNS
                                          1 Year Ended    Inception (9/8/14)    Inception (9/8/14)
                                            10/31/16         to 10/31/16           to 10/31/16
FUND PERFORMANCE
NAV                                          0.45%              4.59%                 10.10%
Market Price                                 0.39%              4.62%                 10.16%

INDEX PERFORMANCE
S&P 500 Index                                4.51%              5.03%                 11.10%
---------------------------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)

-----------------------------------------------------------
                                                 % OF
                                               LONG-TERM
PORTFOLIO SECTOR ALLOCATION                   INVESTMENTS
-----------------------------------------------------------
Information Technology                           22.0%
Health Care                                      15.6
Industrials                                      15.6
Financials                                       12.0
Consumer Discretionary                           11.0
Consumer Staples                                  8.4
Energy                                            5.0
Materials                                         4.2
Telecommunication Services                        3.3
Real Estate                                       2.5
Utilities                                         0.4
                                                -------
     Total                                      100.0%
                                                =======

-----------------------------------------------------------
                                                 % OF
                                              INVESTMENTS
PORTFOLIO SECTOR ALLOCATION                   SOLD SHORT
-----------------------------------------------------------
Information Technology                           15.0%
Health Care                                      14.9
Financials                                       12.6
Industrials                                      12.0
Consumer Discretionary                           11.7
Energy                                            9.5
Consumer Staples                                  8.2
Materials                                         7.0
Real Estate                                       6.3
Telecommunication Services                        2.8
                                                -------
     Total                                      100.0%
                                                =======

-----------------------------------------------------------
TOP TEN LONG-TERM INVESTMENTS               % OF NET ASSETS
-----------------------------------------------------------
QUALCOMM, Inc.                                    2.2%
Apple, Inc.                                       2.1
Waste Management, Inc.                            2.0
United Parcel Service, Inc., Class B              2.0
Johnson & Johnson                                 2.0
Alphabet, Inc., Class C                           2.0
Wal-Mart Stores, Inc.                             2.0
Texas Entrustments, Inc.                          2.0
RE/MAX Holdings, Inc., Class A                    1.9
TJX (The) Cos., Inc.                              1.9
                                                -------
     Total                                       20.1%
                                                =======

-----------------------------------------------------------
TOP TEN INVESTMENTS SOLD SHORT              % OF NET ASSETS
-----------------------------------------------------------
SPDR S&P 500 ETF Trust                           -2.0%
ServiceNow, Inc.                                 -0.5
Teradyne, Inc.                                   -0.4
Silgan Holdings, Inc.                            -0.4
Chevron Corp.                                    -0.4
Ultimate Software Group, Inc.                    -0.4
Coca-Cola European Partners PL                   -0.4
Orbital ATK, Inc.                                -0.4
Vista Outdoor, Inc.                              -0.4
McDonald's Corp.                                 -0.4
                                                -------
     Total                                       -5.7%
                                                =======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      SEPTEMBER 8, 2014 - OCTOBER 31, 2016

                First Trust Long/Short                 S&P 500
                      Equity ETF                        Index
9/8/14                 $10,000                         $10,000
10/31/14                10,186                          10,105
4/30/15                 10,895                          10,550
10/31/15                10,960                          10,631
4/30/16                 10,701                          10,676
10/31/16                11,009                          11,109

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 9, 2014 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99     >=2.00%
9/9/14 - 10/31/14           23               3               0            0
11/1/14 - 10/31/15         190               7               0            1
11/1/15 - 10/31/16         170               0               0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
9/9/14 - 10/31/14            9               4               0             0
11/1/14 - 10/31/15          41              12               0             0
11/1/15 - 10/31/16          81               1               0             0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Alternatives & Active Management Team was formed in July of 2011 and is headed by John Gambla, CFA, FRM, PRM and Rob Guttschow, CFA. Prior to joining First Trust, Messrs. Gambla and Guttschow were Co-Chief Investment Officers at Nuveen Hyde Park, a quantitative money manager. The team focuses on systematic and disciplined strategies using a variety of statistical techniques along with a fundamental overlay based upon their combined 40+ years of investment experience. Currently the team manages/consults for a variety of portfolios structured as exchanged-traded funds and separately managed accounts in the United States.

                           PORTFOLIO MANAGEMENT TEAM

JOHN GAMBLA - CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST, FTA-ALTERNATIVES & ACTIVE MANAGEMENT TEAM

ROB GUTTSCHOW - CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST, FTA-ALTERNATIVES & ACTIVE MANAGEMENT TEAM

                                   COMMENTARY

FIRST TRUST LONG/SHORT EQUITY ETF

The First Trust Long/Short Equity ETF (the "Fund" or "FTLS") is an actively managed exchange-traded fund. The Fund's primary investment objective is to seek to provide investors with long-term total return. The Fund intends to pursue its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund's net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and non-U.S. companies. This exposure is achieved by investing in such securities directly and/or in U.S. exchange-traded funds ("ETFs") that provide exposure to such securities.

OVERALL MARKET RECAP

U.S. economic growth remained positive but uninspiring during the year ended October 31, 2016. During the period, U.S. GDP grew by an estimated 1.1% with the headline U.S. unemployment rate remaining steady at approximately 5.0%. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was approximately
2.45 million. We believe the overall steady performance of the U.S. economy and the relatively unchanged unemployment rate, combined with a patient, wait-and-see dovish approach by the Federal Reserve Open Market Committee ("FOMC") boosted investor confidence, thereby lifting U.S. equity markets (S&P 500(R) Index, the "Benchmark") to a total return of 4.51% for the fiscal period.

The FOMC raised rates once during the fiscal period, increasing the Fed Funds rate from 0.25% to 0.50% in December 2015. At the time of the increase, the market was projecting the possibility of two to three increases in 2016. As economic growth slowed slightly from the 2.0% range of 2015 to the 1.1% growth rate reported above, the FOMC slowly walked back their December 2015 hawkish tone, providing a confidence boost to U.S. markets after each FOMC meeting.

The market's performance for the fiscal period did not come without challenges. Revenue growth for the Index started the fiscal period in negative territory and only gradually improved to positive year-over-year numbers by the end of the fiscal period. Operating earnings, as measured by Standard & Poor's, were in double-digit negative territory after the Q1 2016 reporting period, before also improving through Q2 and Q3. Finally, the unexpected outcome of the Republican primary process and the Brexit vote of June 2016, when voters opted to leave the European Union, both created large uncertainties going forward. Despite the uncertainties, risk assets rallied during the period with the Benchmark up 4.51%. Bond investors also benefitted from the dovish FOMC non-actions, as ten year treasury yields declined by 0.32%, ending the year at 1.83%.

FUND PERFORMANCE - FTLS

The Fund returned 0.39% on a market price basis and 0.45% on a net asset value ("NAV") basis for the period from October 31, 2015 through October 31, 2016. The Benchmark returned 4.51% during the fiscal period.

The Fund's investment process involves constructing both a long and short portfolio consisting of at least 80% in U.S. exchange-listed equity securities of U.S. and foreign companies such as common stocks and ETFs. The portfolio management team follows a systematic portfolio construction process designed to balance the drivers of risk and return that exist between the long and short positions. The investment process uses Sabrient/Gradient's EQR model ranking as an input in determining holdings, both long and short. Additional proprietary research is used to build the portfolios and to tactically manage both the overall percentage and composition of the long and short exposures in the portfolio.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

For the fiscal period, the Fund returned 0.45% on an NAV basis. The Fund's net equity exposure varied between 60% and 80% with the long positions being held at a fully invested position of approximately 98-100% and short positions varying between 20% and 40%. During the period, the Fund underperformed the Benchmark as the Fund's short positions and the Fund's relative underweights in Energy and Health Care were drags on relative performance. Offsetting some of the relative underperformance was positive performance from the Consumer Discretionary sector and Real Estate sectors, as the Fund's allocation to those sectors along with the Fund's stock picks in those sectors added significant relative performance. Inclusive of all fees, the Fund unperformed the Benchmark by 4.06% during the fiscal period.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its objective of seeking to provide investors with long term total return. The Fund is invested in a broad array of U.S. equity securities with a net market exposure of approximately 80% versus its unmanaged Benchmark's exposure of 100%. We believe the Fund's combination of a broadly diversified portfolio that is long high-quality stocks and short low-quality stocks (as measured by an earnings quality model) positions the Fund well to continue to achieve its investment objective of seeking to provide investors with long term total return.

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Long/Short Equity ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED        EXPENSES PAID
                                                     BEGINNING            ENDING           EXPENSE RATIO        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         BASED ON THE         SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016     SIX-MONTH PERIOD      PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LONG/SHORT EQUITY ETF
Actual                                               $1,000.00          $1,028.80              1.33%               $6.78
Hypothetical (5% return before expenses)             $1,000.00          $1,018.45              1.33%               $6.75

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), and multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   SHARES                                                DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS - 85.6%

               AEROSPACE & DEFENSE - 1.0%
      13,979   DigitalGlobe, Inc. (a)..........................................................................  $     350,873
       5,339   Huntington Ingalls Industries, Inc. (b).........................................................        861,501
                                                                                                                 -------------
                                                                                                                     1,212,374
                                                                                                                 -------------
               AIR FREIGHT & LOGISTICS - 2.0%
      22,365   United Parcel Service, Inc., Class B............................................................      2,410,052
                                                                                                                 -------------
               AIRLINES - 0.9%
      19,238   United Continental Holdings, Inc. (a)...........................................................      1,081,753
                                                                                                                 -------------
               AUTO COMPONENTS - 0.3%
      21,184   Gentex Corp.....................................................................................        358,221
                                                                                                                 -------------
               AUTOMOBILES - 0.6%
      58,662   Ford Motor Co...................................................................................        688,692
                                                                                                                 -------------
               BANKS - 2.6%
      20,098   CIT Group, Inc..................................................................................        730,161
      31,997   HSBC Holdings PLC, ADR..........................................................................      1,204,047
      17,032   JPMorgan Chase & Co.............................................................................      1,179,636
                                                                                                                 -------------
                                                                                                                     3,113,844
                                                                                                                 -------------
               BIOTECHNOLOGY - 5.2%
      14,269   AbbVie, Inc.....................................................................................        795,925
      14,088   Amgen, Inc. (b).................................................................................      1,988,662
       3,325   Biogen, Inc. (a)................................................................................        931,598
      33,405   Exelixis, Inc. (a)..............................................................................        353,759
      20,819   Gilead Sciences, Inc. (b).......................................................................      1,532,903
       4,960   TESARO, Inc. (a)................................................................................        599,565
                                                                                                                 -------------
                                                                                                                     6,202,412
                                                                                                                 -------------
               CHEMICALS - 1.3%
      15,827   Dow Chemical (The) Co. (b)......................................................................        851,651
       7,991   Scotts Miracle-Gro (The) Co., Class A...........................................................        703,927
                                                                                                                 -------------
                                                                                                                     1,555,578
                                                                                                                 -------------
               COMMERCIAL SERVICES & SUPPLIES - 4.1%
       9,685   Deluxe Corp.....................................................................................        592,722
      37,255   Republic Services, Inc. (b).....................................................................      1,960,730
      37,068   Waste Management, Inc...........................................................................      2,433,885
                                                                                                                 -------------
                                                                                                                     4,987,337
                                                                                                                 -------------
               COMMUNICATIONS EQUIPMENT - 0.3%
      37,541   Brocade Communications Systems, Inc.............................................................        397,935
                                                                                                                 -------------
               CONSTRUCTION & ENGINEERING - 1.2%
      26,189   Argan, Inc......................................................................................      1,488,845
                                                                                                                 -------------
               CONSUMER FINANCE - 0.3%
       5,564   Capital One Financial Corp. (b).................................................................        411,959
                                                                                                                 -------------
               CONTAINERS & PACKAGING - 1.9%
      23,912   International Paper Co..........................................................................      1,076,757
      14,264   Packaging Corp. of America......................................................................      1,176,780
                                                                                                                 -------------
                                                                                                                     2,253,537
                                                                                                                 -------------
               DIVERSIFIED CONSUMER SERVICES - 0.8%
       7,621   Capella Education Co............................................................................        557,095
      19,019   H&R Block, Inc..................................................................................        436,867
                                                                                                                 -------------
                                                                                                                       993,962
                                                                                                                 -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                                DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

               DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
      84,910   Centurylink, Inc. (b)...........................................................................  $   2,256,908
      20,768   Verizon Communications, Inc.....................................................................        998,941
                                                                                                                 -------------
                                                                                                                     3,255,849
                                                                                                                 -------------
               ELECTRICAL EQUIPMENT - 0.7%
      16,671   Emerson Electric Co.............................................................................        844,886
                                                                                                                 -------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.6%
      18,261   Jabil Circuit, Inc..............................................................................        389,690
       6,098   SYNNEX Corp.....................................................................................        625,289
       5,551   Tech Data Corp. (a).............................................................................        427,538
     128,555   TTM Technologies, Inc. (a)......................................................................      1,690,498
                                                                                                                 -------------
                                                                                                                     3,133,015
                                                                                                                 -------------
               ENERGY EQUIPMENT & SERVICES - 0.3%
       6,109   Helmerich & Payne, Inc..........................................................................        385,539
                                                                                                                 -------------
               FOOD & STAPLES RETAILING - 3.1%
      11,490   United Natural Foods, Inc. (a)..................................................................        479,593
      33,792   Wal-Mart Stores, Inc. (b).......................................................................      2,366,116
      10,487   Walgreens Boots Alliance, Inc...................................................................        867,589
                                                                                                                 -------------
                                                                                                                     3,713,298
                                                                                                                 -------------
               FOOD PRODUCTS - 0.9%
       2,446   JM Smucker (The) Co.............................................................................        321,184
      15,600   Omega Protein Corp. (a).........................................................................        347,880
       5,054   Tyson Foods, Inc., Class A......................................................................        358,076
                                                                                                                 -------------
                                                                                                                     1,027,140
                                                                                                                 -------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
       9,468   Insulet Corp. (a)...............................................................................        351,452
                                                                                                                 -------------
               HEALTH CARE PROVIDERS & SERVICES - 4.8%
       9,084   Aetna, Inc......................................................................................        975,167
      18,799   American Renal Associates Holdings, Inc. (a)....................................................        331,990
      16,960   Express Scripts Holding Co. (a) (b).............................................................      1,143,104
      16,055   Healthways, Inc. (a)............................................................................        398,164
       3,004   McKesson Corp...................................................................................        382,019
      11,989   Molina Healthcare, Inc. (a).....................................................................        652,322
      22,453   Quest Diagnostics, Inc. (b).....................................................................      1,828,572
                                                                                                                 -------------
                                                                                                                     5,711,338
                                                                                                                 -------------
               HOTELS, RESTAURANTS & LEISURE - 0.3%
       8,147   Carnival Corp...................................................................................        400,018
                                                                                                                 -------------
               HOUSEHOLD PRODUCTS - 1.6%
      22,001   Procter & Gamble (The) Co. (b)..................................................................      1,909,687
                                                                                                                 -------------
               INTERNET SOFTWARE & SERVICES - 3.4%
       3,045   Alphabet, Inc., Class C (c).....................................................................      2,388,924
      43,585   eBay, Inc. (a) (b)..............................................................................      1,242,608
      12,180   Sohu.com, Inc. (a)..............................................................................        455,898
                                                                                                                 -------------
                                                                                                                     4,087,430
                                                                                                                 -------------
               IT SERVICES - 1.6%
       3,358   Accenture PLC, Class A..........................................................................        390,334
       8,353   Cardtronics PLC, Class A (a)....................................................................        417,650
       8,272   Syntel, Inc.....................................................................................        166,267
      47,870   Western Union Co................................................................................        960,751
                                                                                                                 -------------
                                                                                                                     1,935,002
                                                                                                                 -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                                DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

               MACHINERY - 2.0%
      17,764   Barnes Group, Inc...............................................................................  $     707,718
       8,753   Cummins, Inc. (b)...............................................................................      1,118,808
      25,799   Trinity Industries, Inc.........................................................................        550,809
                                                                                                                 -------------
                                                                                                                     2,377,335
                                                                                                                 -------------
               MEDIA - 0.3%
      27,656   News Corp., Class A.............................................................................        335,191
                                                                                                                 -------------
               METALS & MINING - 0.6%
      10,750   Newmont Mining Corp.............................................................................        398,180
       7,598   Nucor Corp......................................................................................        371,162
                                                                                                                 -------------
                                                                                                                       769,342
                                                                                                                 -------------
               MULTILINE RETAIL - 2.5%
      24,654   Kohl's Corp. (b)................................................................................      1,078,613
      27,148   Target Corp. (b)................................................................................      1,865,882
                                                                                                                 -------------
                                                                                                                     2,944,495
                                                                                                                 -------------
               OIL, GAS & CONSUMABLE FUELS - 2.6%
      21,715   Exxon Mobil Corp. (b)...........................................................................      1,809,294
      13,965   Marathon Petroleum Corp.........................................................................        608,734
      12,869   Valero Energy Corp. (b).........................................................................        762,360
                                                                                                                 -------------
                                                                                                                     3,180,388
                                                                                                                 -------------
               PERSONAL PRODUCTS - 1.1%
       6,552   Nu Skin Enterprises, Inc., Class A..............................................................        403,931
      21,391   Unilever NV.....................................................................................        894,571
                                                                                                                 -------------
                                                                                                                     1,298,502
                                                                                                                 -------------
               PHARMACEUTICALS - 5.0%
      16,955   Horizon Pharma PLC (a)..........................................................................        283,488
      20,622   Johnson & Johnson (b)...........................................................................      2,391,946
       4,689   Mallinckrodt PLC (a)............................................................................        277,870
      30,068   Merck & Co., Inc. (b)...........................................................................      1,765,593
      31,320   Pfizer, Inc.....................................................................................        993,157
       2,883   Taro Pharmaceutical Industries Ltd. (a).........................................................        292,653
                                                                                                                 -------------
                                                                                                                     6,004,707
                                                                                                                 -------------
               PROFESSIONAL SERVICES - 1.0%
      50,039   Navigant Consulting, Inc. (a)...................................................................      1,170,913
                                                                                                                 -------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
      53,003   RE/MAX Holdings, Inc., Class A (b)..............................................................      2,302,980
                                                                                                                 -------------
               ROAD & RAIL - 2.2%
       9,778   Norfolk Southern Corp...........................................................................        909,354
      20,046   Union Pacific Corp. (b).........................................................................      1,767,656
                                                                                                                 -------------
                                                                                                                     2,677,010
                                                                                                                 -------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.2%
      18,930   Applied Materials, Inc..........................................................................        550,484
      54,040   Intel Corp. (b).................................................................................      1,884,375
      39,096   QUALCOMM, Inc...................................................................................      2,686,677
      22,296   SolarEdge Technologies, Inc. (a)................................................................        305,455
      67,284   Taiwan Semiconductor Manufacturing Co., Ltd., ADR...............................................      2,092,533
      33,286   Texas Instruments, Inc. (b).....................................................................      2,358,313
                                                                                                                 -------------
                                                                                                                     9,877,837
                                                                                                                 -------------
               SOFTWARE - 1.4%
      53,814   CA, Inc. (b)....................................................................................      1,654,242
                                                                                                                 -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  SHARES/
   UNITS                                                 DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

               SPECIALTY RETAIL - 4.2%
         906   AutoZone, Inc. (a) (b)..........................................................................  $     672,397
      10,377   Home Depot (The), Inc. (b)......................................................................      1,266,098
      13,037   Lowe's Cos., Inc................................................................................        868,916
      31,058   TJX (The) Cos., Inc. (b)........................................................................      2,290,527
                                                                                                                 -------------
                                                                                                                     5,097,938
                                                                                                                 -------------
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.9%
      22,639   Apple, Inc. (b).................................................................................      2,570,432
      96,550   HP, Inc.........................................................................................      1,399,010
      21,067   NetApp, Inc.....................................................................................        715,014
                                                                                                                 -------------
                                                                                                                     4,684,456
                                                                                                                 -------------
               TEXTILES, APPAREL & LUXURY GOODS - 1.7%
      41,158   Michael Kors Holdings Ltd. (a)..................................................................      2,090,003
                                                                                                                 -------------
               TOBACCO - 1.6%
      28,769   Altria Group, Inc...............................................................................      1,902,206
                                                                                                                 -------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.6%
     109,054   Sprint Corp. (a)................................................................................        671,773
                                                                                                                 -------------
               TOTAL COMMON STOCKS.............................................................................    102,950,473
               (Cost $100,371,754)                                                                               -------------

REAL ESTATE INVESTMENT TRUSTS - 0.6%

               EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.6%
      55,793   Ashford Hospitality Trust, Inc..................................................................        324,157
      12,452   Hospitality Properties Trust....................................................................        340,687
                                                                                                                 -------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS.............................................................        664,844
               (Cost $755,135)                                                                                   -------------

MASTER LIMITED PARTNERSHIPS - 2.6%

               CHEMICALS - 0.3%
       3,833   Terra Nitrogen Co, L.P..........................................................................        397,636
                                                                                                                 -------------
               GAS UTILITIES - 0.4%
       9,747   AmeriGas Partners, L.P..........................................................................        465,419
                                                                                                                 -------------
               OIL, GAS & CONSUMABLE FUELS - 1.9%
      43,484   Alliance Resource Partners, L.P.................................................................      1,087,100
       5,486   Buckeye Partners, L.P. (b)......................................................................        354,066
      14,367   Enterprise Products Partners, L.P...............................................................        362,623
      11,689   ONEOK Partners, L.P.............................................................................        464,521
                                                                                                                 -------------
                                                                                                                     2,268,310
                                                                                                                 -------------
               TOTAL MASTER LIMITED PARTNERSHIPS...............................................................      3,131,365
               (Cost $2,960,609)                                                                                 -------------

EXCHANGE-TRADED FUNDS - 8.7%

               CAPITAL MARKETS - 8.7%
      17,706   iShares Core S&P Small-Cap ETF..................................................................      2,101,171
      17,720   iShares Russell 2000 ETF........................................................................      2,099,820
      14,801   iShares Russell 2000 Growth ETF.................................................................      2,070,216
      20,997   iShares Russell 2000 Value ETF..................................................................      2,130,775
      17,846   Vanguard Small-Cap ETF..........................................................................      2,091,908
                                                                                                                 -------------
               TOTAL EXCHANGE-TRADED FUNDS.....................................................................     10,493,890
               (Cost $9,887,869)                                                                                 -------------

               TOTAL INVESTMENTS - 97.5%.......................................................................    117,240,572
               (Cost $113,975,367) (d)                                                                           -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                                DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS SOLD SHORT - (16.9%)

               AEROSPACE & DEFENSE - (0.5%)
      (6,019)  Orbital ATK, Inc................................................................................  $    (447,573)
      (1,024)  Rockwell Collins, Inc...........................................................................        (86,343)
        (804)  United Technologies Corp........................................................................        (82,169)
                                                                                                                 -------------
                                                                                                                      (616,085)
                                                                                                                 -------------
               AIR FREIGHT & LOGISTICS - (0.2%)
      (5,743)  Atlas Air Worldwide Holdings, Inc. (a)..........................................................       (240,345)
                                                                                                                 -------------
               AUTOMOBILES - (0.1%)
      (2,735)  General Motors Co...............................................................................        (86,426)
                                                                                                                 -------------
               BANKS - (0.1%)
      (2,010)  U.S. Bancorp....................................................................................        (89,968)
                                                                                                                 -------------
               BEVERAGES - (1.2%)
     (10,251)  Coca-Cola (The) Co..............................................................................       (434,643)
     (11,721)  Coca-Cola European Partners PLC.................................................................       (450,555)
      (1,202)  Constellation Brands, Inc., Class A.............................................................       (200,878)
      (2,373)  Molson Coors Brewing Co., Class B...............................................................       (246,341)
      (1,038)  PepsiCo, Inc....................................................................................       (111,274)
                                                                                                                 -------------
                                                                                                                    (1,443,691)
                                                                                                                 -------------
               BIOTECHNOLOGY - (0.6%)
     (2,540)   ACADIA Pharmaceuticals, Inc. (a)................................................................        (59,208)
     (3,644)   Acceleron Pharma, Inc. (a)......................................................................       (102,141)
     (5,207)   Dynavax Technologies Corp. (a)..................................................................        (48,165)
     (9,419)   Emergent BioSolutions, Inc. (a).................................................................       (251,676)
     (1,367)   Incyte Corp. (a)................................................................................       (118,888)
     (4,535)   Portola Pharmaceuticals, Inc. (a)...............................................................        (82,446)
     (1,280)   Ultragenyx Pharmaceutical, Inc. (a).............................................................        (75,507)
                                                                                                                 -------------
                                                                                                                      (738,031)
                                                                                                                 -------------
               BUILDING PRODUCTS - (0.1%)
     (3,106)   Armstrong World Industries, Inc. (a)............................................................       (116,475)
                                                                                                                 -------------
               CHEMICALS - (0.6%)
     (2,005)   Cabot Corp......................................................................................       (104,541)
     (3,158)   Ecolab, Inc.....................................................................................       (360,549)
       (828)   PPG Industries, Inc.............................................................................       (77,111)
     (2,035)   Praxair, Inc....................................................................................       (238,217)
                                                                                                                 -------------
                                                                                                                      (780,418)
                                                                                                                 -------------
               COMMERCIAL SERVICES & SUPPLIES - (0.4%)
     (9,244)   Covanta Holding Corp............................................................................       (138,660)
    (20,999)   Essendant, Inc..................................................................................       (322,335)
                                                                                                                 -------------
                                                                                                                      (460,995)
                                                                                                                 -------------
               COMMUNICATIONS EQUIPMENT - (0.3%)
     (3,906)   EchoStar Corp., Class A (a).....................................................................       (182,567)
     (3,158)   ViaSat, Inc. (a)................................................................................       (223,144)
                                                                                                                 -------------
                                                                                                                      (405,711)
                                                                                                                 -------------
               CONSTRUCTION & ENGINEERING - (0.1%)
     (7,836)   Aegion Corp. (a)................................................................................       (145,044)
                                                                                                                 -------------
               CONTAINERS & PACKAGING - (0.5%)
     (1,130)   AptarGroup, Inc.................................................................................        (80,727)
     (1,860)   Sealed Air Corp.................................................................................        (84,872)
     (9,321)   Silgan Holdings, Inc............................................................................       (474,905)
                                                                                                                 -------------
                                                                                                                      (640,504)
                                                                                                                 -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                                DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS SOLD SHORT (CONTINUED)

               DIVERSIFIED CONSUMER SERVICES - (0.2%)
     (21,276)  Houghton Mifflin Harcourt Co. (a)...............................................................  $    (269,141)
                                                                                                                 -------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - (0.3%)
      (5,176)  AT&T, Inc.......................................................................................       (190,425)
      (3,297)  ATN International, Inc..........................................................................       (223,009)
                                                                                                                 -------------
                                                                                                                      (413,434)
                                                                                                                 -------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - (0.2%)
      (3,960)  National Instruments Corp.......................................................................       (111,236)
      (5,787)  VeriFone Systems, Inc...........................................................................        (89,583)
                                                                                                                 -------------
                                                                                                                      (200,819)
                                                                                                                 -------------
               ENERGY EQUIPMENT & SERVICES - (0.3%)
      (5,249)  Halliburton Co..................................................................................       (241,454)
      (1,531)  SEACOR Holdings, Inc. (a).......................................................................        (75,494)
                                                                                                                 -------------
                                                                                                                      (316,948)
                                                                                                                 -------------
               FOOD & STAPLES RETAILING - (0.1%)
      (4,170)  Kroger (The) Co.................................................................................       (129,187)
                                                                                                                 -------------
               FOOD PRODUCTS - (0.3%)
     (19,524)  Flowers Foods, Inc..............................................................................       (303,012)
                                                                                                                 -------------
               HEALTH CARE EQUIPMENT & SUPPLIES - (0.6%)
      (5,451)  Baxter International, Inc.......................................................................       (259,413)
      (2,148)  CONMED Corp.....................................................................................        (85,920)
        (473)  Cooper Cos, Inc./The............................................................................        (83,267)
        (873)  Stryker Corp....................................................................................       (100,701)
      (1,456)  Zimmer Biomet Holdings, Inc.....................................................................       (153,462)
                                                                                                                 -------------
                                                                                                                      (682,763)
                                                                                                                 -------------
               HEALTH CARE PROVIDERS & SERVICES - (0.6%)
      (2,576)  Air Methods Corp. (a)...........................................................................        (68,135)
      (4,189)  LifePoint Health, Inc. (a)......................................................................       (250,712)
      (2,149)  Magellan Health, Inc. (a).......................................................................       (110,566)
      (4,994)  PharMerica Corp. (a)............................................................................       (118,857)
      (3,124)  Providence Service Corp./The (a)................................................................       (126,413)
                                                                                                                 -------------
                                                                                                                      (674,683)
                                                                                                                 -------------
               HEALTH CARE TECHNOLOGY - (0.2%)
      (6,876)  Allscripts Healthcare Solution (a)..............................................................        (82,581)
     (13,803)  Quality Systems, Inc............................................................................       (177,920)
                                                                                                                 -------------
                                                                                                                      (260,501)
                                                                                                                 -------------
               HOTELS, RESTAURANTS & LEISURE - (1.2%)
      (6,630)  Bob Evans Farms, Inc............................................................................       (273,289)
      (1,144)  DineEquity, Inc.................................................................................        (90,490)
      (3,885)  McDonald's Corp.................................................................................       (437,334)
      (9,586)  Norwegian Cruise Line Holdings Ltd. (a).........................................................       (372,608)
     (15,177)  SeaWorld Entertainment, Inc.....................................................................       (212,630)
     (10,075)  Wendy's Co./The.................................................................................       (109,213)
                                                                                                                 -------------
                                                                                                                    (1,495,564)
                                                                                                                 -------------
               HOUSEHOLD DURABLES - (0.1%)
      (2,775)  Newell Brands, Inc..............................................................................       (133,256)
                                                                                                                 -------------
               INDUSTRIAL CONGLOMERATES - (0.3%)
     (14,316)  General Electric Co.............................................................................       (416,596)
                                                                                                                 -------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                                DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS SOLD SHORT (CONTINUED)

               INTERNET & DIRECT MARKETING RETAIL - (0.1%)
      (1,438)  Netflix, Inc. (a)...............................................................................  $    (179,563)
                                                                                                                 -------------
               INTERNET SOFTWARE & SERVICES - (0.1%)
      (4,067)  Q2 Holdings, Inc. (a)...........................................................................       (114,283)
                                                                                                                 -------------
               IT SERVICES - (0.8%)
      (1,453)  Fiserv, Inc. (a)................................................................................       (143,091)
      (1,156)  Global Payments, Inc............................................................................        (83,833)
      (9,805)  PayPal Holdings, Inc. (a).......................................................................       (408,476)
      (3,195)  Sabre Corp......................................................................................        (82,527)
     (12,189)  Virtusa Corp. (a)...............................................................................       (230,860)
                                                                                                                 -------------
                                                                                                                      (948,787)
                                                                                                                 -------------
               LEISURE PRODUCTS - (0.4%)
     (11,462)  Vista Outdoor, Inc. (a).........................................................................       (443,236)
                                                                                                                 -------------
               LIFE SCIENCES TOOLS & SERVICES - (0.2%)
      (7,366)  Bruker Corp.....................................................................................       (150,930)
     (13,521)  NeoGenomics, Inc. (a)...........................................................................       (108,979)
                                                                                                                 -------------
                                                                                                                      (259,909)
                                                                                                                 -------------
               MACHINERY - (0.4%)
      (2,690)  Deere & Co......................................................................................       (237,527)
      (3,950)  PACCAR, Inc.....................................................................................       (216,934)
                                                                                                                 -------------
                                                                                                                      (454,461)
                                                                                                                 -------------
               MEDIA - (0.1%)
      (6,059)  Time, Inc.......................................................................................        (78,767)
                                                                                                                 -------------
               METALS & MINING - (0.2%)
     (10,419)  Southern Copper Corp............................................................................       (295,795)
                                                                                                                 -------------
               OIL, GAS & CONSUMABLE FUELS - (1.7%)
      (4,399)  Chevron Corp....................................................................................       (460,795)
      (3,365)  Concho Resources, Inc. (a)......................................................................       (427,153)
      (2,609)  EQT Corp........................................................................................       (172,194)
     (14,531)  Kosmos Energy Ltd. (a)..........................................................................        (75,707)
     (12,605)  Noble Energy, Inc...............................................................................       (434,494)
      (5,871)  Occidental Petroleum Corp.......................................................................       (428,055)
                                                                                                                 -------------
                                                                                                                    (1,998,398)
                                                                                                                 -------------
               PERSONAL PRODUCTS - (0.1%)
      (1,363)  Estee Lauder (The) Cos., Inc., Class A..........................................................       (118,758)
                                                                                                                 -------------
               PHARMACEUTICALS - (0.8%)
      (3,393)  Dermira, Inc. (a)...............................................................................       (106,371)
      (5,654)  Eli Lilly & Co..................................................................................       (417,491)
      (8,300)  Impax Laboratories, Inc. (a)....................................................................       (166,830)
      (7,450)  Medicines (The) Co. (a).........................................................................       (245,477)
     (12,473)  TherapeuticsMD, Inc. (a)........................................................................        (71,595)
                                                                                                                 -------------
                                                                                                                    (1,007,764)
                                                                                                                 -------------
               PROFESSIONAL SERVICES - (0.3%)
      (8,386)  Nielsen Holdings PLC............................................................................       (377,538)
                                                                                                                 -------------
               ROAD & RAIL - (0.1%)
      (3,649)  Werner Enterprises, Inc.........................................................................        (87,758)
                                                                                                                 -------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (0.5%)
      (1,580)  Cavium, Inc. (a)................................................................................        (89,191)
     (21,505)  Teradyne, Inc...................................................................................       (500,851)
                                                                                                                 -------------
                                                                                                                      (590,042)
                                                                                                                 -------------


Page 14                 See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                                DESCRIPTION                                                 VALUE
------------   ------------------------------------------------------------------------------------------------  -------------
COMMON STOCKS SOLD SHORT (CONTINUED)

               SOFTWARE - (1.0%)
     (11,051)  Bottomline Technologies de Inc. (a).............................................................  $    (250,747)
      (6,281)  ServiceNow, Inc. (a)............................................................................       (552,163)
      (2,163)  Ultimate Software Group, Inc. (a)...............................................................       (456,371)
                                                                                                                 -------------
                                                                                                                    (1,259,281)
                                                                                                                 -------------
               SPECIALTY RETAIL - (0.1%)
      (5,596)  Guess?, Inc.....................................................................................        (75,546)
                                                                                                                 -------------
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - (0.1%)
      (6,057)  Cray, Inc. (a)..................................................................................       (125,986)
                                                                                                                 -------------
               TEXTILES, APPAREL & LUXURY GOODS - (0.1%)
        (883)  Carter's, Inc...................................................................................        (76,238)
                                                                                                                 -------------
               THRIFTS & MORTGAGE FINANCE - (0.5%)
      (7,785)  New York Community Bancorp, Inc.................................................................       (111,792)
     (24,302)  TFS Financial Corp..............................................................................       (433,062)
                                                                                                                 -------------
                                                                                                                      (544,854)
                                                                                                                 -------------
               WIRELESS TELECOMMUNICATION SERVICES - (0.2%)
      (6,383)  Shenandoah Telecommunications Co................................................................       (168,511)
      (1,866)  T-Mobile US, Inc. (a)...........................................................................        (92,796)
                                                                                                                 -------------
                                                                                                                      (261,307)
                                                                                                                 -------------
               TOTAL COMMON STOCKS SOLD SHORT..................................................................    (20,357,868)
               (Proceeds $(20,983,101))                                                                          -------------

REAL ESTATE INVESTMENT TRUSTS SOLD SHORT - (1.3%)

               EQUITY REAL ESTATE INVESTMENT TRUSTS SOLD SHORT - (1.3%)
        (853)  Vornado Realty Trust............................................................................        (79,141)
     (16,240)  Mack-Cali Realty Corp...........................................................................       (417,043)
      (2,499)  Gaming and Leisure Properties, Inc..............................................................        (82,042)
      (2,445)  Federal Realty Investment Trust.................................................................       (355,087)
        (441)  Equinix, Inc....................................................................................       (157,561)
      (2,548)  AvalonBay Communities, Inc......................................................................       (436,167)
                                                                                                                 -------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS SOLD SHORT..................................................     (1,527,041)
               (Proceeds $(1,612,946))                                                                           -------------

EXCHANGE-TRADED FUNDS SOLD SHORT - (2.0%)

               CAPITAL MARKETS - (2.0%)
     (11,399)  SPDR S&P 500 ETF Trust..........................................................................     (2,422,857)
               (Proceeds $(2,484,208))                                                                           -------------

               TOTAL INVESTMENTS SOLD SHORT - (20.2%)..........................................................    (24,307,766)
               (Proceeds $(25,080,255))

               NET OTHER ASSETS AND LIABILITIES - 22.7%........................................................     27,298,405
                                                                                                                 -------------
               NET ASSETS - 100.0%.............................................................................  $ 120,231,211
                                                                                                                 =============

-----------------------------

(a)   Non-income producing security.

(b) All or a portion of this security serves as collateral for the investments sold short.

(c) Non-income producing security which makes in-kind distributions. There were no in-kind distributions received for the fiscal year ended October 31, 2016.

(d) Aggregate cost for federal income tax purposes is $114,558,826. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,500,959 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,819,213.

ADR   American Depositary Receipt


                        See Notes to Financial Statements                Page 15

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2016        PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Common Stocks*.....................................    $ 102,950,473   $ 102,950,473   $           --   $           --
Real Estate Investment Trusts*.....................          664,844         664,844               --               --
Master Limited Partnerships*.......................        3,131,365       3,131,365               --               --
Exchange-Traded Funds*.............................       10,493,890      10,493,890               --               --
                                                       -------------   -------------   --------------   --------------
Total Investments..................................    $ 117,240,572   $ 117,240,572   $           --   $           --
                                                       =============   =============   ==============   ==============


                                                  LIABILITIES TABLE

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2016        PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Common Stocks Sold Short*..........................    $ (20,357,868)  $ (20,357,868)  $           --   $           --
Real Estate Investment Trusts Sold Short*..........       (1,527,041)     (1,527,041)              --               --
Exchange-Traded Funds Sold Short*..................       (2,422,857)     (2,422,857)              --               --
                                                       -------------   -------------   --------------   --------------
Total Investments Sold Short.......................    $ (24,307,766)  $ (24,307,766)  $           --   $           --
                                                       =============   =============   ==============   ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


Page 16                 See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value (Cost $113,975,367)..................................   $  117,240,572
Cash.......................................................................        8,233,220
Restricted cash............................................................       19,104,019
Receivables:
   Investment securities sold..............................................        1,582,211
   Dividends...............................................................           92,493
   Dividend reclaims.......................................................            1,422
Other assets...............................................................            5,897
                                                                              --------------
   Total Assets............................................................      146,259,834
                                                                              --------------

LIABILITIES:
Investments sold short, at value (proceeds $25,080,255)....................       24,307,766
Payables:
   Capital shares redeemed.................................................        1,622,757
   Investment advisory fees................................................           95,297
   Dividends payable on investments sold short.............................            2,647
Other liabilities..........................................................              156
                                                                              --------------
   Total Liabilities.......................................................       26,028,623
                                                                              --------------
NET ASSETS.................................................................   $  120,231,211
                                                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital............................................................   $  126,591,897
Par value..................................................................           37,000
Accumulated net investment income (loss)...................................          225,271
Accumulated net realized gain (loss) on investments and
   investments sold short..................................................      (10,660,651)
Net unrealized appreciation (depreciation) on investments and investments
   sold short..............................................................        4,037,694
                                                                              --------------
NET ASSETS.................................................................   $  120,231,211
                                                                              ==============
NET ASSET VALUE, per share.................................................   $        32.49
                                                                              ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)...........................        3,700,002
                                                                              ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Dividends..................................................................   $    2,490,821
Interest...................................................................            2,878
Foreign tax withholding....................................................          (24,924)
Other......................................................................               62
                                                                              --------------
   Total investment income.................................................        2,468,837
                                                                              --------------

EXPENSES:
Investment advisory fees...................................................          975,929
Dividend expense on investments sold short.................................          461,821
                                                                              --------------
   Total expenses..........................................................        1,437,750
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...............................................        1,031,087
                                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................................................       (7,076,819)
   In-kind redemptions.....................................................        8,876,729
   Investments sold short..................................................       (3,854,946)
                                                                              --------------
Net realized gain (loss)...................................................       (2,055,036)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................        2,803,700
   Investments sold short..................................................          643,135
                                                                              --------------
Net change in unrealized appreciation (depreciation).......................        3,446,835
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)....................................        1,391,799
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................................   $    2,422,886
                                                                              ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE            FOR THE
                                                                                   YEAR               YEAR
                                                                                  ENDED              ENDED
                                                                                10/31/2016         10/31/2015
                                                                              --------------     --------------
OPERATIONS:
Net investment income (loss)...............................................   $    1,031,087     $       53,545
Net realized gain (loss)...................................................       (2,055,036)           173,274
Net change in unrealized appreciation (depreciation).......................        3,446,835            541,760
                                                                              --------------     --------------
Net increase (decrease) in net assets resulting from operations............        2,422,886            768,579
                                                                              --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................................         (859,016)           (62,116)
Net realized gain..........................................................               --             (2,000)
                                                                              --------------     --------------
Total distributions to shareholders........................................         (859,016)           (64,116)
                                                                              --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..................................................      160,917,356         33,730,801
Cost of shares redeemed....................................................      (74,857,579)        (4,881,579)
                                                                              --------------     --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions................................................       86,059,777         28,849,222
                                                                              --------------     --------------
Total increase (decrease) in net assets....................................       87,623,647         29,553,685

NET ASSETS:
Beginning of year..........................................................       32,607,564          3,053,879
                                                                              --------------     --------------
End of year................................................................   $  120,231,211     $   32,607,564
                                                                              ==============     ==============
Accumulated net investment income (loss) at end of year....................   $      225,271     $       (8,788)
                                                                              ==============     ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period....................................        1,000,002            100,002
Shares sold................................................................        5,000,000          1,050,000
Shares redeemed............................................................       (2,300,000)          (150,000)
                                                                              --------------     --------------
Shares outstanding, end of period..........................................        3,700,002          1,000,002
                                                                              ==============     ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                     FOR THE PERIOD
                                                       YEAR ENDED OCTOBER 31,         9/8/2014 (a)
                                                   -------------------------------      THROUGH
                                                        2016             2015          10/31/2014
                                                   --------------   --------------   --------------
Net asset value, beginning of period............     $    32.61       $    30.54       $    30.00
                                                     ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................           0.32             0.19             0.05
Net realized and unrealized gain (loss).........          (0.17)            2.12             0.51
                                                     ----------       ----------       ----------
Total from investment operations................           0.15             2.31             0.56
                                                     ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................          (0.27)           (0.22)           (0.02)
Net realized gain...............................             --            (0.02)              --
                                                     ----------       ----------       ----------
Total distributions.............................          (0.27)           (0.24)           (0.02)
                                                     ----------       ----------       ----------
Net asset value, end of period..................     $    32.49       $    32.61       $    30.54
                                                     ==========       ==========       ==========
TOTAL RETURN (b)................................           0.45%            7.60%            1.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............     $  120,231       $   32,608       $    3,054
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets...           1.40%            1.47%            1.17% (c)
Ratio of total expenses to average net assets
   excluding dividend expense...................           0.95%            0.95%            0.95% (c)
Ratio of net investment income (loss) to average
   net assets...................................           1.00%            0.39%            1.08% (c)
Portfolio turnover rate (d).....................            201%             267%               1%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is a non-diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the "Fund"), which trades under the ticker "FTLS" on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The investment objective of the Fund is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund's net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and foreign companies by investing in such securities directly and/or in U.S. exchange-traded funds ("ETFs") that provide exposure to such securities. The equity securities held by the Fund may include U.S. exchange-listed equity securities of foreign issuers, as well as investments in the equity securities of foreign issuers that are in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended, for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely


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                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2016

to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon


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                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2016

the termination of the short sale; which is effected by the Fund purchasing the security sold short in the market and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund has established an account with Pershing, LLC for the purpose of purchasing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Restricted cash in the amount of $19,104,019, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2016.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 was as follows:

Distributions paid from:                             2016              2015
Ordinary income..............................   $      859,016    $       64,116

As of October 31, 2016, the components of distributable earnings on a tax basis to the Fund were as follows:

Undistributed ordinary income................   $      223,468
Accumulated capital and other losses.........      (10,075,389)
Net unrealized appreciation (depreciation)...        3,454,235

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in-losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $10,075,389.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2016

adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:

                                Accumulated
          Accumulated           Net Realized
         Net Investment         Gain (Loss)
         Income (Loss)         on Investments        Paid-in Capital
         --------------        --------------        ---------------
            $ 61,988           $ (8,402,332)           $ 8,340,344


F. EXPENSES

Expenses, other than the investment advisory fee, dividend expenses on investments sold short and other excluded expenses, are paid by the Advisor (See
Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds, including the Fund, and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Fund has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust fund complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each Fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2016

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, for the Fund were $150,985,988 and $150,144,310, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $96,723,094 and $108,678,352, respectively.

For the year ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $156,004,448 and $76,005,764, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction are settled. The Creation Transaction fee is currently $550. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $550. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2018.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST LONG/SHORT EQUITY ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Long/Short Equity ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Long/Short Equity ETF as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


    Dividends Received Deduction             Qualified Dividend Income
    ----------------------------             -------------------------
                100%                                   100%


                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of futures and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. The Fund invests in Equity Securities. The value of the shares will fluctuate with changes in the value of these Equity Securities. Equity Securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

ETF RISK. The Fund may invest in the shares of other ETFs, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying ETFs. In general, as a shareholder in other ETFs, the Fund bears its ratable share of the underlying ETF's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other ETFs.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.


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ADDITIONAL INFORMATION (CONTINUED)
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                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2016 (UNAUDITED)

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender of a security may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2016 (UNAUDITED)


BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund III (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Long/Short Equity ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds which were either mutual funds or exchange-traded funds ("ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund's investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust fund complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the Fund's total (net) expense ratio (including expenses associated with short sales) was equal to the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2016 (UNAUDITED)

actively-managed ETFs and noted that most of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor
120 E. Liberty Drive,           o Since Inception                                                                Services, Inc.,
  Suite 400                                                                                                      ADM Investor
Wheaton, IL 60187                                                                                                Services
D.O.B.: 11/57                                                                                                    International and
                                                                                                                 Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and        137        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer ( January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen,(1) Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Inception   L.P.; Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2016 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                               Trust Portfolios L.P.; Chief Financial Officer,
                                                                            BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present) and Stonebridge
                                                                            Advisors LLC (Investment Advisor) (January 2016
                                                                            to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                           President (September 2006 to April 2012),
D.O.B.: 08/72                                                               Guggenheim Funds Investment Advisors,
                                                                            LLC/Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary of Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                       Vice President (September 2005 to July 2012), First
  Suite 400                                          o Since Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                       Vice President (August 2005 to September 2012),
  Suite 400                                          o Since Inception      First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                           L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

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


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


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


FIRST TRUST

First Trust Exchange-Traded Fund III


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Emerging Markets Local Currency Bond ETF (FEMB)


Annual Report
For the
Year Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statements of Changes in Net Assets.......................................... 14
Financial Highlights......................................................... 15
Notes to Financial Statements................................................ 16
Report of Independent Registered Public Accounting Firm...................... 23
Additional Information....................................................... 24
Board of Trustees and Officers............................................... 28
Privacy Policy............................................................... 30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") or First Trust Global Portfolios Ltd. (the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Emerging Markets Local Currency Bond ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust Emerging Markets Local Currency Bond ETF.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)

First Trust Emerging Markets Local Currency Bond ETF (the "Fund") seeks maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC ("Nasdaq") under the ticker symbol "FEMB." Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities in emerging market countries (collectively, "Bonds") that are denominated in the local currency of the issuer. In implementing the Fund's investment strategy, First Trust Global Portfolios Ltd. (the "Sub-Advisor") will seek to provide current income and enhance capital, while minimizing volatility.

----------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL           CUMULATIVE
                                                                  TOTAL RETURNS          TOTAL RETURNS
                                               1 Year Ended    Inception (11/4/14)    Inception (11/4/14)
                                                10/31/2016        to 10/31/2016          to 10/31/2016
FUND PERFORMANCE
NAV                                                9.66%             -3.37%                 -6.60%
Market Price                                       8.84%             -3.52%                 -6.88%

INDEX PERFORMANCE
Barclays Emerging Markets Local Currency
   Government - 10% Country Capped Index          10.04%             -2.54%                 -4.99%
----------------------------------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)

----------------------------------------------------------
                                             % OF TOTAL
SECTOR ALLOCATION                            INVESTMENTS
----------------------------------------------------------
Sovereigns                                      95.5%
Supranationals                                   3.0
Central Bank                                     1.5
                                               -------
   Total                                       100.0%
                                               =======

----------------------------------------------------------
                                             % OF TOTAL
                                             INVESTMENTS
CREDIT RATING(1)                           (INCLUDING CASH)
----------------------------------------------------------
AAA                                              2.8%
AA                                               6.2
A+                                               1.4
A                                               18.7
A-                                               9.8
BBB+                                             9.6
BBB                                              4.8
BBB-                                            29.0
BB                                              10.6
Cash                                             7.1
                                               -------
   Total                                       100.0%
                                               =======

----------------------------------------------------------
                                             % OF TOTAL
TOP 10 HOLDINGS                              INVESTMENTS
----------------------------------------------------------
Indonesia Treasury Bond, 8.38%, 3/15/24          6.5%
Turkey Government Bond, 8.00%, 3/12/25           6.0
Mexican Bonos, 10.00%, 12/5/24                   5.9
Brazil Notas do Tesouro Nacional, Series F,
   10.00%, 1/1/21                                5.8
Brazil Notas do Tesouro Nacional, Series F,
   10.00%, 1/1/25                                5.6
Thailand Government Bond, 3.63%, 6/16/23         5.3
Czech Republic Government Bond, 2.40%,
   9/17/25                                       5.3
Hungary Government Bond, 6.50%, 6/24/19          5.2
Peru Government Bond, 7.84%, 8/12/20             5.2
Malaysia Government, 4.16%, 7/15/21              5.2
                                               -------
   Total                                        56.0%
                                               =======

(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations ("NRSROs"), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              NOVEMBER 4, 2014 - OCTOBER 31, 2016

               First Trust                Barclays Emerging
             Emerging Markets           Markets Local Currency
              Local Currency               Government - 10%
                 Bond ETF                Country Capped Index
11/4/14          $10,000                       $10,000
4/30/15            9,340                         9,450
10/31/15           8,517                         8,634
4/30/16            9,209                         9,390
10/31/16           9,340                         9,501

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/5/14 - 10/31/15         116             110               7              1
11/1/15 - 10/31/16          80              64              38              3

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/5/14 - 10/31/15          15               0               0              1
11/1/15 - 10/31/16          60               7               0              0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the "Fund"). First Trust Global Portfolios Ltd. ("FTGP"), an affiliate of First Trust, serves as investment sub-advisor to the Fund.

                             INVESTMENT SUB-ADVISOR

FTGP acts as a sub-advisor of the Fund and is headed by Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer of FTGP. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.

                           PORTFOLIO MANAGEMENT TEAM

The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014.

DEREK FULTON, DIRECTOR, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER, FTGP LEONARDO DA COSTA, DIRECTOR, FTGP

MARKET RECAP

Emerging market bonds posted strong returns for the year ended October 31, 2016 with positive returns coming from both lower local bond yields and stronger emerging market currencies. The Bloomberg Barclays Emerging Markets Local Currency Government -10% Country Capped Index (the "Index") returned 10.04% for the 12 months ending October 31, 2016. Over that same period, the yield to worst on the Index (the lowest yield received when taking into account a bond's maturity, call or refunding dates) declined 68 basis points to 5.18%.

The medium term macro-economic trends which supported the emerging market rally came from stronger growth in these markets, the strength in commodity prices, and the more dovish outlook for U.S. monetary policy with the U.S. Federal Reserve only managing to raise the Federal Funds rate by 25 basis points over the period. At the same time, we have witnessed a marked improvement in the underlying fundamentals in our view of these emerging markets economies.

Driving these improving fundamentals are, in our opinion, the supportive demographic profiles, relatively low debt levels and competitive currencies we find in many emerging markets. Younger populations allow for a larger and more stable workforce, the lower debt levels enable the economies more flexibility and the competitive currencies are helping to improve net exports helping to support GDP growth. These encouraging longer-term fundamentals in our view underpin the positive outlook for economic growth across emerging markets.

This outlook for positive economic growth can be evidenced by the superior forward-looking growth expectations for emerging markets versus their developed market counterparts. According to the International Monetary Fund (the "IMF"), economic growth rates in emerging markets will average almost double those of developed economies. Emerging economies' GDPs are set to grow at 4.17% in 2016, accelerating to 5.08% by 2021 while the advanced economies' economic growth is expected to reach 1.57% in 2016 and will remain low into 2021 at 1.68%. The spread between advanced and developing country's economic growth is expected to increase substantially into 2021.

Looking at the Fund's positive performance over the period, it is important to point out the differentiation that occurred across the country constituents. Generally, the higher yielding countries that performed poorly over the previous year bounced back aggressively. Notable outperformance came from countries like Brazil, which started its recovery from a political crisis, as well as Indonesia and South Africa. On the opposite end, countries like Mexico lagged most other emerging markets as the economic reform efforts slowed and uncertainty increased over the relationship between itself and the United States. We expect this differentiation to continue going forward as some countries will be able to capitalize on their strong fundamentals and competitive currencies more than others.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


PERFORMANCE ANALYSIS

The Fund returned 9.66% on a net asset value ("NAV") basis for the 12 months ending October 31, 2016; the market price return was 8.84% over the same period. The Fund return was marginally lower than the Index's return of 10.04% for the period.

The Fund's most recent distribution was $0.1816 per share and the 12-month distribution rate was 5.39% as of October 31, 2016. We have seen the distribution rate increase over the last 12 months as the Fund's positions shifted to a more constructive stance from the more defensive positioning in the previous annual period. We have a positive outlook for the asset class.

The main drivers contributing to the Fund's positive returns over the period were the significant exposures to Brazil, Indonesia and South Africa. As of October 31, 2016, Brazil and Indonesia remained the two largest country exposures on the Fund. The negative contribution to performance was led by the Fund's exposure to Mexico over the period.

The active management of the underlying emerging market currency exposures remains a focus, particularly as the volatility of emerging market currency returns is a large driver of the asset class volatility. We continue to believe that the active management of the Fund's currency exposures will lead to lower overall volatility and superior risk adjusted returns going forward.

MARKET AND FUND OUTLOOK

Our outlook for emerging market local currency debt remains positive for the rest of the year given the historically attractive valuations and strong technical drivers from portfolio flows. The asset class yield and spread over similar duration five-year maturity U.S. Treasuries remain attractive at 5.18% and 388 basis points. We continue to see value in the higher-yielding emerging market credits as long as the volatility derived from the underlying currency exposure of the credits is adequately managed. Having said that, we note that emerging market currencies are also trading at historically cheap levels which may provide an attractive entry point for global investors.

Investor fund flows into the asset class have been positive since the beginning of 2016, which is a stark departure from prior years. This is partly a consequence of emerging market local currency bonds being one of the highest yielding segments of the global fixed income universe, despite the majority of the asset class being investment grade rated. The positive performance of the asset class year-to-date and bond yields that are compelling relative to other fixed income asset classes are likely to continue to attract inflows in the quarters ahead.

In summary, we view an allocation to emerging markets as an attractive opportunity today as the cheap valuations, exposure to global assets and may diversify investors' portfolios. The increasing robustness of the fundamentals underlying emerging markets allows us ample opportunity to select the exposures that offer the best risk and reward balance for the Fund, something we remain committed to do.

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Emerging Markets Local Currency Bond ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016        PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
Actual                                               $1,000.00          $1,014.30             0.85%             $4.30
Hypothetical (5% return before expenses)             $1,000.00          $1,020.86             0.85%             $4.32

(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366.

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   PRINCIPAL
     VALUE
    (LOCAL                                                                            STATED        STATED         VALUE
   CURRENCY)                               DESCRIPTION                                COUPON       MATURITY     (US DOLLARS)
---------------  ----------------------------------------------------------------  ------------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES - 88.7%

                 BRAZIL - 10.4%
      2,600,000  Brazil Notas do Tesouro Nacional, Series F (BRL)................     10.00%       01/01/21    $      782,307
      2,600,000  Brazil Notas do Tesouro Nacional, Series F (BRL)................     10.00%       01/01/25           761,211
                                                                                                               --------------
                                                                                                                    1,543,518
                                                                                                               --------------
                 CHILE - 1.3%
    120,000,000  Bonos del Banco Central de Chile en Pesos (CLP).................      6.00%       02/01/21           198,605
                                                                                                               --------------
                 COLOMBIA - 1.0%
    457,000,000  Colombian TES (COP).............................................      7.00%       05/04/22           153,441
                                                                                                               --------------
                 CZECH REPUBLIC - 4.8%
     14,870,000  Czech Republic Government Bond (CZK)............................      2.40%       09/17/25           714,046
                                                                                                               --------------
                 HUNGARY - 4.8%
    174,800,000  Hungary Government Bond (HUF)...................................      6.50%       06/24/19           708,683
                                                                                                               --------------
                 INDONESIA - 9.7%
  1,500,000,000  Indonesia Treasury Bond (IDR)...................................      7.88%       04/15/19           118,279
 10,759,000,000  Indonesia Treasury Bond (IDR)...................................      8.38%       03/15/24           878,168
  5,430,000,000  Indonesia Treasury Bond (IDR)...................................      8.38%       03/15/34           437,171
                                                                                                               --------------
                                                                                                                    1,433,618
                                                                                                               --------------
                 ISRAEL - 1.4%
        570,000  Israel Government Bond - Fixed (ILS)............................      6.25%       10/30/26           208,077
                                                                                                               --------------
                 MALAYSIA - 4.8%
      2,850,000  Malaysia Government (MYR).......................................      4.16%       07/15/21           703,673
                                                                                                               --------------
                 MEXICO - 9.1%
     12,180,000  Mexican Bonos (MXN).............................................     10.00%       12/05/24           802,568
      9,290,000  Mexican Bonos (MXN).............................................      7.75%       05/29/31           543,780
                                                                                                               --------------
                                                                                                                    1,346,348
                                                                                                               --------------
                 PERU - 4.8%
      2,135,000  Peru Government Bond (PEN)......................................      7.84%       08/12/20           703,791
                                                                                                               --------------
                 PHILIPPINES - 4.7%
     23,000,000  Philippine Government International Bond (PHP)..................      4.95%       01/15/21           490,423
     10,000,000  Philippine Government International Bond (PHP)..................      3.90%       11/26/22           204,967
                                                                                                               --------------
                                                                                                                      695,390
                                                                                                               --------------
                 POLAND - 4.5%
      1,755,000  Republic of Poland Government Bond (PLN)........................      4.00%       10/25/23           477,944
        615,000  Republic of Poland Government Bond (PLN)........................      5.75%       04/25/29           194,991
                                                                                                               --------------
                                                                                                                      672,935
                                                                                                               --------------
                 ROMANIA - 4.7%
      2,390,000  Romania Government Bond (RON)...................................      5.85%       04/26/23           688,728
                                                                                                               --------------
                 SOUTH AFRICA - 8.4%
      8,105,000  Republic of South Africa Government Bond (ZAR)..................     10.50%       12/21/26           666,331
     10,780,000  Republic of South Africa Government Bond (ZAR)..................      6.25%       03/31/36           582,481
                                                                                                               --------------
                                                                                                                    1,248,812
                                                                                                               --------------
                 THAILAND - 4.9%
     22,880,000  Thailand Government Bond (THB)..................................      3.63%       06/16/23           721,051
                                                                                                               --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL
     VALUE
    (LOCAL                                                                            STATED        STATED         VALUE
   CURRENCY)                               DESCRIPTION                                COUPON       MATURITY     (US DOLLARS)
---------------  ----------------------------------------------------------------  ------------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 TURKEY - 9.4%
      1,740,000  Turkey Government Bond (TRY)....................................     10.50%       01/15/20    $      581,171
      2,800,000  Turkey Government Bond (TRY)....................................      8.00%       03/12/25           814,414
                                                                                                               --------------
                                                                                                                    1,395,585
                                                                                                               --------------
                 TOTAL FOREIGN SOVEREIGN BONDS AND NOTES.....................................................      13,136,301
                 (Cost $13,504,575)                                                                            --------------

FOREIGN CORPORATE BONDS AND NOTES - 2.7%

                 SUPRANATIONALS - 2.7%
      3,030,000  European Investment Bank (ZAR)..................................      6.00%       10/21/19           213,064
        630,000  International Finance Corp. (BRL)...............................     10.00%       06/12/17           195,888
                                                                                                               --------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES.....................................................         408,952
                 (Cost $446,042)                                                                               --------------

                 TOTAL INVESTMENTS - 91.4%...................................................................      13,545,253
                 (Cost $13,950,617) (a)
                 NET OTHER ASSETS AND LIABILITIES - 8.6%.....................................................       1,266,807
                                                                                                               --------------
                 NET ASSETS - 100.0%.........................................................................  $   14,812,060
                                                                                                               ==============

-----------------------------

(a) Aggregate cost for federal income tax purposes is $14,007,103. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $122,589 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $584,439.

Currency Abbreviations:
      BRL  Brazilian Real
      CLP  Chilean Peso
      COP  Colombian Peso
      CZK  Czech Republic Koruna
      HUF  Hungarian Forint
      IDR  Indonesian Rupiah
      ILS  Israel Shekel
      INR  Indian Rupee
      MXN  Mexican Peso
      MYR  Malaysian Ringgit
      PEN  Peruvian New Sol
      PHP  Philippines Peso
      PLN  Polish Zloty
      RON  Romanian Lev
      RUB  Russian Ruble
      THB  Thailand Baht
      TRY  Turkish Lira
      USD  United States Dollar
      ZAR  South African Rand


                        See Notes to Financial Statements                 Page 9

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2016        PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Foreign Sovereign Bonds and Notes*.................    $  13,136,301   $          --   $   13,136,301   $           --
Foreign Corporate Bonds and Notes*.................          408,952              --          408,952               --
                                                       -------------   -------------   --------------   --------------
Total Investments..................................    $  13,545,253   $          --   $   13,545,253   $           --
                                                       =============   =============   ==============   ==============


                                                  LIABILITIES TABLE
                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2016        PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Forward Foreign Currency Contracts**...............    $     (12,752)  $          --   $      (12,752)  $           --
                                                       =============   =============   ==============   ==============

*  See the Portfolio of Investments for country breakout.

** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


Page 10                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

--------------------------------------------
                             % OF TOTAL
CURRENCY EXPOSURE            INVESTMENTS
DIVERSIFICATION           (INCLUDING CASH)+
--------------------------------------------
BRL                             11.9%
ZAR                             10.3
IDR                              9.8
MXN                              9.2
TRY                              7.0
INR                              5.1
RUB                              5.1
THB                              5.0
CZK                              4.9
HUF                              4.9
PEN                              4.8
MYR                              4.8
PHP                              4.8
PLN                              4.7
RON                              2.2
USD                              1.5
ILS                              1.5
CLP                              1.4
COP                              1.1
                               -------
     Total                     100.0%
                               =======

+ The weightings include the impact of currency forwards.


FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                            FORWARD FOREIGN CURRENCY CONTRACTS
                                    ---------------------------------------------------
                                                                          PURCHASE              SALE           UNREALIZED
    SETTLEMENT                          AMOUNT           AMOUNT          VALUE AS OF        VALUE AS OF      APPRECIATION/
       DATE         COUNTERPARTY    PURCHASED (1)       SOLD (1)      OCTOBER 31, 2016    OCTOBER 31, 2016   (DEPRECIATION)
  --------------   --------------   --------------   --------------   -----------------   ----------------   --------------
     11/30/16           BNS         INR 50,300,000   USD    750,075   $         749,997   $        750,075   $          (78)
     11/30/16           BNS         RUB 47,000,000   USD    742,731             736,143            742,731           (6,588)
     12/02/16           BBH         USD    372,911   RON  1,540,000             372,911            375,338           (2,427)
     11/30/16           BBH         USD    369,010   TRY  1,160,000             369,010            372,669           (3,659)
                                                                                                             --------------
Net Unrealized Appreciation (Depreciation)................................................................   $      (12,752)
                                                                                                             ==============

(1)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
      BBH  Brown Brothers Harriman & Co.
      BNS  Bank of Nova Scotia


                        See Notes to Financial Statements                Page 11

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value..................................................      $   13,545,253
Cash...................................................................             975,149
Foreign currency.......................................................              66,534
Interest receivable....................................................             251,927
                                                                             --------------
   Total Assets........................................................          14,838,863
                                                                             --------------

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts..........              12,752
Due to broker..........................................................                 480
Payables:
   Investment advisory fees............................................              10,731
   Deferred Indonesian capital gains tax...............................               2,840
                                                                             --------------
   Total Liabilities...................................................              26,803
                                                                             --------------
NET ASSETS.............................................................      $   14,812,060
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   15,394,984
Par value..............................................................               3,500
Accumulated net investment income (loss)...............................             (77,186)
Accumulated net realized gain (loss) on investments, forward foreign
   currency contracts and foreign currency transactions................             (89,862)
Net unrealized appreciation (depreciation) on investments, forward
   foreign currency contracts and foreign currency translation.........            (419,376)
                                                                             --------------
NET ASSETS.............................................................      $   14,812,060
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        42.32
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................             350,002
                                                                             ==============
Investments, at cost...................................................      $   13,950,617
                                                                             ==============
Foreign currency, at cost (proceeds)...................................      $       65,629
                                                                             ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest...............................................................      $      313,203
Foreign tax withholding................................................              (6,261)
                                                                             --------------
   Total investment income.............................................             306,942
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................              47,023
                                                                             --------------
   Total expenses......................................................              47,023
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................             259,919
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................            (133,975)
   Forward foreign currency contracts..................................              27,532
   Foreign currency transactions.......................................             (14,636)
                                                                             --------------
Net realized gain (loss)...............................................            (121,079)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................             233,007
   Forward foreign currency contracts..................................             (15,018)
   Foreign currency translation........................................               3,107
Net change in deferred Indonesian capital gains tax....................              (2,840)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................             218,256
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................              97,177
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $      357,096
                                                                             ==============


                        See Notes to Financial Statements                Page 13

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE         FOR THE PERIOD
                                                                                   YEAR          11/4/2014 (a)
                                                                                  ENDED             THROUGH
                                                                                10/31/2016         10/31/2015
                                                                              --------------     --------------
OPERATIONS:
Net investment income (loss)...........................................       $      259,919     $      193,855
Net realized gain (loss)...............................................             (121,079)          (292,447)
Net change in unrealized appreciation (depreciation)...................              218,256           (637,632)
                                                                              --------------     --------------
Net increase (decrease) in net assets resulting from operations........              357,096           (736,224)
                                                                              --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................             (208,381)                --
Return of capital......................................................              (95,214)          (194,434)
                                                                              --------------     --------------
Total distributions to shareholders....................................             (303,595)          (194,434)
                                                                              --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           10,681,117          5,008,100
Cost of shares redeemed................................................                   --                 --
                                                                              --------------     --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions........................................................           10,681,117          5,008,100
                                                                              --------------     --------------
Total increase (decrease) in net assets................................           10,734,618          4,077,442

NET ASSETS:
Beginning of year......................................................            4,077,442                 --
                                                                              --------------     --------------
End of year............................................................       $   14,812,060     $    4,077,442
                                                                              ==============     ==============
Accumulated net investment income (loss) at end of year................       $      (77,186)    $       (4,151)
                                                                              ==============     ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................              100,002                 --
Shares sold............................................................              250,000            100,002
                                                                              --------------     --------------
Shares outstanding, end of period......................................              350,002            100,002
                                                                              ==============     ==============


(a) Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 14                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 FOR THE PERIOD
                                                     YEAR        11/4/2014 (a)
                                                    ENDED           THROUGH
                                                  10/31/2016       10/31/2015
                                                --------------   --------------
Net asset value, beginning of period              $    40.77       $    50.00
                                                  ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            1.74             1.94
Net realized and unrealized gain (loss)                 2.09            (9.23)
                                                  ----------       ----------
Total from investment operations                        3.83            (7.29)
                                                  ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.56)              --
Return of capital                                      (0.72)           (1.94)
                                                  ----------       ----------
Total distributions                                    (2.28)           (1.94)
                                                  ----------       ----------
Net asset value, end of period                    $    42.32       $    40.77
                                                  ==========       ==========
TOTAL RETURN (b)                                        9.66%          (14.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   14,812       $    4,077
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.85%            0.85% (c)
Ratio of net investment income (loss) to
   average net assets                                   4.70%            4.36% (c)
Portfolio turnover rate (d)                               23%              49%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds that are currently offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker FEMB on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed in cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by issuers in emerging market countries that are denominated in the local currency of the issuer. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on The New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the Fund's NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2016

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of security;
      4) the financial statements of the issuer, or the financial condition of the country of issue;
      5) the credit quality and cash flow of the issuer, or country of issue, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);
     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     13)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2016

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                               Gross Amounts not
                                                                                                 Offset in the
                                                                                              Statement of Assets
                                                                         Net Amounts of         and Liabilities
                                                     Gross Amounts         Liabilities      -----------------------
                                                     Offset in the      Presented in the                 Collateral
                             Gross Amounts of     Statement of Assets  Statement of Assets   Financial    Amounts
                          Recognized Liabilities    and Liabilities      and Liabilities    Instruments   Received   Net Amount
-------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
   Contracts*                   $ (12,752)               $  --             $ (12,752)          $ --         $ --     $ (12,752)

* The respective counterparties for each contract are disclosed on the Forward Foreign Currency Contracts table in the Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2016

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2016 and the period ended October 31, 2015 was as follows:

Distributions paid from:                             2016             2015
Ordinary income...............................  $      208,381    $         --
Capital gain..................................              --              --
Return of capital.............................          95,214         194,434

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.................  $           --
Accumulated capital and other losses..........         (88,751)
Net unrealized appreciation (depreciation)....        (497,673)

G. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $88,751.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2016, the Fund had no net ordinary losses.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2016

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2016, the adjustments for the Fund were as follows:


                                 Accumulated
           Accumulated           Net Realized
          Net Investment         Gain (Loss)
          Income (Loss)         on Investments        Paid-in Capital
          --------------        --------------        ---------------
           $ (124,573)             $ 81,280              $ 43,293


H. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust Funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Ltd. ("First Trust Global" or the "Sub- Advisor"), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, First Trust Global is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund's average daily net assets. First Trust Global receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund's average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2016

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $10,887,501 and $1,237,929, respectively.

For the year ended October 31, 2016, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the type of derivatives held by the Fund at October 31, 2016, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

                                               ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                   ------------------------------------------  ------------------------------------------
DERIVATIVE                         STATEMENT OF ASSETS AND                     STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE    LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------  -------------  ------------------------  ----------------  ------------------------  ----------------
                                   Unrealized appreciation                     Unrealized depreciation
Forward foreign                    on forward foreign                          on forward foreign
currency contracts  Currency Risk  currency contracts              $ --        currency contracts            $ 12,752

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK
Net realized gain (loss) on forward foreign currency contracts        $  27,532
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                           (15,018)

During the year ended October 31, 2016, the notional values of forward foreign currency contracts opened and closed were $9,512,704 and $6,912,887, respectively.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2016

                               7. LINE OF CREDIT

The Trust, First Trust Series Fund and First Trust Exchange-Traded Fund IV entered into a $140 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2016, the commitment was $80 million and the commitment fee was 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2016.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2018.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On November 21, 2016, the Fund declared a distribution of $0.1866 per share to shareholders of record on November 25, 2016, payable November 30, 2016.

On December 16, 2016, the commitment amount under the Credit Agreement with Scotia was increased to $180 million.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Emerging Markets Local Currency Bond ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2016, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Emerging Markets Local Currency Bond ETF as of October 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND III.

The following summarizes some of the risks that should be considered for the Fund.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY EXCHANGE RATE RISK. The Fund holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

CURRENCY RISK. Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in non-U.S. dollar-denominated securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund may hedge certain of its non-U.S. dollar holdings.

DERIVATIVES RISK. The use of options, futures contracts, forward contracts and other derivative instruments can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EMERGING MARKETS RISK. Investments in securities and instruments traded in developing or emerging markets or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Emerging market governments may, without prior warning, impose capital controls on the ability to transfer currency, securities or other assets. The Fund's ability to access certain developing or emerging markets also may be limited due to a variety of factors, including currency convertibility issues. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, cause the Fund's returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2016 (UNAUDITED)

GLOBAL DEPOSITARY NOTES RISK. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the Bonds into GDNs and vice versa.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by issuers that may have narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the global or local economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets.

Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and to meet redemptions.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in bond prices. Also, certain of these factors may affect the liquidity of the Bonds in the Fund's portfolio and make it more difficult for the Fund to sell them. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SOVEREIGN DEBT RISK. Investments in sovereign bonds involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2016 (UNAUDITED)

service burden to the economy as a whole; or the government debtor's policy towards the international monetary fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Exchange-Traded Fund III (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds which were either mutual funds or exchange-traded funds ("ETFs") compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2016 (UNAUDITED)

information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that some of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided the Board noted that the Fund underperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board also considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe.

The Board considered the Sub-Advisor's statements that expenses incurred in providing services to the Fund are of a fixed nature and that, at this time, no economies of scale have been identified in providing services to the Fund. The Board considered that the Sub-Advisor waived its entire sub-advisory fee under the Sub-Advisory Agreement in 2015. The Board considered the Advisor's confirmation that it is committed to supporting the Sub-Advisor. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2016 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership; Member, Sportsmed
  Suite 400                                         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and        137        Director of Trust
c/o First Trust Advisors L.P.                             Management Consulting)                                 Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Inception   L.P.; Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2016 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P. ; Chief
                                                                            Financial Officer, BondWave LLC (Software
                                                                            Development Company) (January 2016 to Present)
                                                                            and Stonebridge Advisors LLC (Investment
                                                                            Advisor) (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,   Officer and Chief                                   Vice President (April 2012 to July 2016), First
  Suite 400             Accounting Officer           o Since January 2016   Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                           L.P., Vice President (September 2006 to April
D.O.B.: 08/72                                                               2012), Guggenheim Funds Investment Advisors,
                                                                            LLC/Claymore Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P.,
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                       Senior Vice President (September 2005 to July
  Suite 400                                          o Since Inception      2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                             L.P. and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President (September 2012 to
120 E. Liberty Drive,                                                       Present), Vice President (August 2005 to
  Suite 400                                          o Since Inception      September 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.


INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund III


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Ltd.
Floor 2
8 Angel Court
London EC2R 7HJ
England

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------
First Trust RiverFront Dynamic Asia Pacific ETF
   (RFAP)
First Trust RiverFront Dynamic Developed International
   ETF (RFDI)
First Trust RiverFront Dynamic Europe ETF (RFEU)
First Trust RiverFront Dynamic Emerging Markets ETF
   (RFEM)

Annual Report
For the Period Ended
October 31, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                 ANNUAL REPORT
                                OCTOBER 31, 2016

Shareholder Letter...........................................................  2
Fund Performance Overview
   First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)....................  3
   First Trust RiverFront Dynamic Developed International ETF (RFDI).........  5
   First Trust RiverFront Dynamic Europe ETF (RFEU)..........................  7
   First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)................  9
Notes to Fund Performance Overview........................................... 11
Portfolio Commentary......................................................... 12
Understanding Your Fund Expenses............................................. 16
Portfolio of Investments
   First Trust RiverFront Dynamic Asia Pacific ETF (RFAP).................... 17
   First Trust RiverFront Dynamic Developed International ETF (RFDI)......... 19
   First Trust RiverFront Dynamic Europe ETF (RFEU).......................... 24
   First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)................ 28
Statements of Assets and Liabilities......................................... 31
Statements of Operations..................................................... 32
Statements of Changes in Net Assets.......................................... 33
Financial Highlights......................................................... 34
Notes to Financial Statements................................................ 38
Report of Independent Registered Public Accounting Firm...................... 46
Additional Information....................................................... 47
Board of Trustees and Officers............................................... 53
Privacy Policy............................................................... 55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and RiverFront Investment Group LLC ("RiverFront" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2016

Dear Shareholders:

Thank you for your investment in First Trust RiverFront Dynamic International ETFs (the "Funds").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the period from each Fund's inception date through October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF (RFAP)

The investment objective of First Trust RiverFront Dynamic Asia Pacific ETF (the "Fund") is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts ("REITs"), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an "Asian Pacific currency" and, collectively, the "Asian Pacific currencies"). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund will generally focus its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore.

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund's currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund's portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund's exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund's policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (4/13/16)
                                                                 to 10/31/16
FUND PERFORMANCE
NAV                                                                 2.26%
Market Price                                                        2.48%

INDEX PERFORMANCE
MSCI Pacific Index                                                  8.38%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 11.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF (RFAP) (CONTINUED)

-----------------------------------------------------------
                                                % OF TOTAL
SECTOR ALLOCATION                               INVESTMENTS
-----------------------------------------------------------
Financials                                         31.1%
Consumer Discretionary                             17.1
Industrials                                        12.1
Information Technology                              9.0
Consumer Staples                                    6.6
Utilities                                           6.4
Health Care                                         5.7
Materials                                           5.1
Real Estate                                         2.9
Energy                                              2.4
Telecommunication Services                          1.6
                                                 -------
    Total                                         100.0%
                                                 =======

-----------------------------------------------------------
                                                % OF TOTAL
TOP TEN HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
Commonwealth Bank of Australia                      4.7%
Westpac Banking Corp.                               4.6
BHP Billiton Ltd.                                   2.9
Mitsui Fudosan Co., Ltd.                            2.6
Mitsubishi Estate Co., Ltd.                         2.5
Toyota Motor Corp.                                  2.3
Daiwa House Industry Co., Ltd.                      2.1
Sumitomo Realty & Development Co., Ltd.             1.6
Honda Motor Co., Ltd.                               1.5
CLP Holdings Ltd.                                   1.3
                                                 -------
    Total                                          26.1%
                                                 =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 13, 2016 - OCTOBER 31, 2016

                  First Trust RiverFront
                 Dynamic Asia Pacific ETF          MSCI Pacific Index
4/13/16                  $10,000                        $10,000
4/30/16                   10,107                         10,262
10/31/16                  10,226                         10,839

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/14/16 - 10/31/16         65              29              12             2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/14/16 - 10/31/16         21               8               2             1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)

The investment objective of First Trust RiverFront Dynamic Developed International ETF (the "Fund") is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts ("REITs"), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a "Developed Market currency" and, collectively, the "Developed Market currencies"). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States.

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund's currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund's portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund's exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund's policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (4/13/16)
                                                                 to 10/31/16
FUND PERFORMANCE
NAV                                                                 2.68%
Market Price                                                        2.73%

INDEX PERFORMANCE
MSCI EAFE Index                                                     1.67%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 11.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI) (CONTINUED)

-----------------------------------------------------------
                                                % OF TOTAL
SECTOR ALLOCATION                               INVESTMENTS
-----------------------------------------------------------
Financials                                         18.8%
Industrials                                        14.7
Consumer Staples                                   14.2
Consumer Discretionary                             11.1
Health Care                                        10.7
Materials                                           7.7
Information Technology                              6.3
Real Estate                                         5.3
Energy                                              4.1
Utilities                                           3.8
Telecommunication Services                          3.3
                                                 -------
    Total                                         100.0%
                                                 =======

-----------------------------------------------------------
                                                % OF TOTAL
TOP TEN HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
Unilever N.V.                                       2.1%
Banco Santander S.A.                                2.0
British American Tobacco PLC                        1.8
Sanofi                                              1.8
Banco Bilbao Vizcaya Argentaria S.A.                1.8
Bayer AG                                            1.5
SAP SE                                              1.5
Commonwealth Bank of Australia                      1.5
Westpac Banking Corp.                               1.4
Roche Holding AG                                    1.4
                                                 -------
    Total                                          16.8%
                                                 =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 13, 2016 - OCTOBER 31, 2016

                First Trust RiverFront Dynamic
                 Developed International ETF           MSCI EAFE Index
4/13/16                    $10,000                         $10,000
4/30/16                     10,047                          10,183
10/31/16                    10,267                          10,167

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/14/16 - 10/31/16         46              70              18             2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/14/16 - 10/31/16          4               0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU)

The investment objective of First Trust RiverFront Dynamic Europe ETF (the "Fund") is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts ("REITs"), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of such European companies are denominated (each, a "European currency" and, collectively, the "European currencies"). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund will generally focus its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom.

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund's currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund's portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund's exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund's policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (4/13/16)
                                                                 to 10/31/16
FUND PERFORMANCE
NAV                                                                 2.66%
Market Price                                                        3.43%

INDEX PERFORMANCE
MSCI Europe Index                                                  -1.77%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 11.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU) (CONTINUED)

-----------------------------------------------------------
                                                % OF TOTAL
SECTOR ALLOCATION                               INVESTMENTS
-----------------------------------------------------------
Industrials                                        21.0%
Financials                                         15.6
Consumer Discretionary                             13.9
Consumer Staples                                   12.1
Health Care                                         8.3
Materials                                           7.6
Information Technology                              7.5
Utilities                                           5.7
Telecommunication Services                          4.9
Energy                                              3.1
Real Estate                                         0.3
                                                 -------
    Total                                         100.0%
                                                 =======

-----------------------------------------------------------
                                                % OF TOTAL
TOP TEN HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
Unilever N.V.                                       3.0%
Banco Santander S.A.                                2.9
British American Tobacco PLC                        2.6
Sanofi                                              2.6
Banco Bilbao Vizcaya Argentaria S.A.                2.6
Bayer AG                                            2.2
SAP SE                                              2.2
Roche Holding AG                                    2.1
Reckitt Benckiser Group PLC                         1.9
HSBC Holdings PLC                                   1.8
                                                 -------
    Total                                          23.9%
                                                 =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 13, 2016 - OCTOBER 31, 2016

                  First Trust RiverFront
                    Dynamic Europe ETF                MSCI Europe Index
4/13/16                  $10,000                           $10,000
4/30/16                   10,028                            10,141
10/31/16                  10,267                             9,823

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/14/16 - 10/31/16         39              35               2             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
4/14/16 - 10/31/16         56               8               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM)

The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the "Fund") is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts ("REITs"), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an "Emerging Market currency" and, collectively, the "Emerging Market currencies"). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund will generally focus its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates.

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund's currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund's portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund's exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund's policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (6/14/16)
                                                                 to 10/31/16
FUND PERFORMANCE
NAV                                                                14.52%
Market Price                                                       15.11%

INDEX PERFORMANCE
MSCI Emerging Markets Index                                        14.09%
--------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on Page 11.)

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM) (CONTINUED)

-----------------------------------------------------------
                                                % OF TOTAL
SECTOR ALLOCATION                               INVESTMENTS
-----------------------------------------------------------
Information Technology                             26.4%
Financials                                         24.0
Consumer Discretionary                             13.8
Materials                                          12.3
Energy                                              6.1
Telecommunication Services                          5.3
Consumer Staples                                    4.7
Industrials                                         3.9
Utilities                                           1.7
Health Care                                         1.4
Real Estate                                         0.4
                                                 -------
    Total                                         100.0%
                                                 =======

-----------------------------------------------------------
                                                % OF TOTAL
TOP TEN HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.        4.3%
Samsung Electronics Co., Ltd.                       4.3
Tencent Holdings Ltd.                               3.8
China Construction Bank Corp., Class H              3.1
Hanjaya Mandala Sampoerna Tbk PT                    2.3
Bank of China Ltd., Class H                         1.9
Reliance Industries Ltd.                            1.5
Hyundai Mobis Co., Ltd.                             1.5
Shinhan Financial Group Co., Ltd.                   1.4
KB Financial Group, Inc.                            1.4
                                                 -------
    Total                                          25.5%
                                                 =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        JUNE 14, 2016 - OCTOBER 31, 2016

                  First Trust RiverFront
                    Dynamic Europe ETF                MSCI Europe Index
6/14/16                  $10,000                           $10,000
10/31/16                  11,452                            11,409

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 15, 2016 (commencement of trading) through October 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
6/15/16 - 10/31/16         31              40              16             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
6/15/16 - 10/31/16          7               2               0             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
               FIRST TRUST RIVERFRONT DYNAMIC INTERNATIONAL ETFS
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

RIVERFRONT INVESTMENT GROUP, LLC

RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.

                           PORTFOLIO MANAGEMENT TEAM

MICHAEL JONES, CFA - CHAIRMAN AND CHIEF INVESTMENT OFFICER
DOUG SANDLER, CFA - CHIEF US EQUITY OFFICER
ADAM GROSSMAN, CFA - CHIEF GLOBAL EQUITY OFFICER
CHRIS KONSTANTINOS, CFA - DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT SAM TURNER, CMT - DIRECTOR OF US EQUITY
SCOTT HAYS - QUANTITATIVE PORTFOLIO MANAGER

                                   COMMENTARY

MARKET UPDATE

Uncertainty continued to dominate international headlines in 2016, as global investors have been forced to contend with the implications of the Brexit referendum (where UK citizens voted to leave the European Union), a protectionist U.S. Presidential campaign and shifting monetary policies of most of the major central banks in the developed world. Despite these sustained headwinds, international markets started to find their feet in the second half of 2016 after disappointing investors for multiple quarters. We attribute this newfound resilience to three factors that we call the "3 C's" - Condition, Catalyst, and Confirmation.

      1. CONDITION: Our Price Matters(R) valuation tool indicates that international equity markets are attractively valued across the board. By our measure, stocks in the developed international markets are roughly 35-40% below their long-term trend line as of October 31, 2016, and stocks in the emerging markets are 15-20% below their trend line (which has a shorter history). We believe this undervalued condition serves as a shock absorber that can buffer the impact of negative news. In our view, when stocks are this undervalued, the news only has to get less bad for markets to rise. We believe "less bad" has been the predominant news theme since the Brexit vote in late June, at least until Donald Trump's election raised the possibility of trade restrictions against major emerging economies like China and Mexico.

      2. CATALYST: International equities appear to be facing a number of the same catalysts that positively impacted the performance of U.S. stocks over the last seven years. Some of the leading catalysts include easier monetary policy, stabilized/improving corporate earnings, and favorable energy prices. If Trump's actual policy proposals prove less aggressive than his campaign rhetoric, we believe these catalysts will allow international stocks to remain resilient and ultimately outperform the U.S. in coming years.

      3. CONFIRMATION: International stocks (developed and emerging) soundly beat the S&P 500(R) Index in the most recent quarter for the first time in over a year. We believe positive relative performance can become its own catalyst, as it is one of the important signs trend-following asset allocators look for as an indicator of improved conditions.

FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF (RFAP)

2016 ATTRIBUTION

RFAP PERFORMANCE

RFAP posted net asset value ("NAV") and market price returns (2.26% and 2.48%, respectively) that underperformed its benchmark return of 8.38%, for the period April 13, 2016 (the inception date) through October 31, 2016. There were three main contributors to the underperformance of RFAP:

      1. COUNTRY ALLOCATION: Country allocation was a slightly negative contributor to portfolio performance in 2016. The portfolio was positively impacted by an overweight to Australia and negatively impacted by an overweight (but small) position in China.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
               FIRST TRUST RIVERFRONT DYNAMIC INTERNATIONAL ETFS
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

      2. SECTOR AND SECURITY SELECTION: Security selection in 2016 had an overall negative impact. The investment selection process behind RFAP is built on making a number of small bets in the portfolio and avoiding the large bets that many smart beta products rely on. This means that there are rarely just one or two things contributing to the returns in RFAP. In 2016, equity selection posted negative results in aggregate and was diversified across many areas. A few of the top themes that contributed most to performance in the year were:

            a. SECTOR ALLOCATION: The major negative sector contributors to RFAP performance came from our overweight to Japanese real estate and underweight to Japanese financials. On the other hand, the Fund benefitted from overweights to Australian real estate and financials and Japanese telecommunications and healthcare. The biggest negative contributor, Japanese real estate, significantly underperformed its benchmark in the second half of 2016. We believe this was a give-back from its significant outperformance in the first and second quarters relative to the rest of Japan.

            b. SECURITY SELECTION: Within security selection, Australian financials, real estate, healthcare and telecommunications, and Japanese industrials, real estate, consumer staples and materials had the greatest negative impact. Our underperformance in Japanese industrials was due to the fact that we had favored export-oriented industrials at a time that the yen was strengthening. Additionally, we believe the underperformance of our Australian financials is due to our quality bias, which tends to hold back returns when the market is strong. Some of the negative security selection was offset by positive selection within Japanese consumer discretionary, healthcare and telecommunications and Hong Kong telecommunications and technology.

      3. CURRENCY HEDGING: RiverFront significantly decreased its degree of yen hedging from nearly 80% in the second quarter, to 40% at the start of the third quarter, to 0% by the end of the third quarter. Unfortunately, any degree of yen hedging we had in the portfolio was a negative contributor to performance, as the yen strengthened throughout this period. We believe the yen strength was a function of underwhelming monetary guidance and poor communication by the Bank of Japan. We think it will take time for the market to once again trust the Bank of Japan.

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)

2016 ATTRIBUTION

RFDI PERFORMANCE

RFDI posted NAV and market price returns (2.68% and 2.73%, respectively) that exceeded its benchmark return of 1.67%, for the period April 13, 2016 (the inception date) through October 31, 2016. RFDI's aggregate performance, when broken into two parts, Europe and Asia/Pacific, tell two different stories.

Europe: The performance of the European portion of RFDI exceeded its benchmark. Europe makes up roughly 70% of RFDI. European performance came from 3 main drivers:

      1. COUNTRY ALLOCATION: Overweights to Germany, Netherlands, and Austria and underweights to Denmark and Israel contributed to RFDI's performance. RiverFront had been anticipating outperformance from countries like Germany, Austria and Netherlands given that their export-oriented economies stand to benefit the most from the decline in the euro. The Fund's underweight to the UK and overweight to France were detractors in 2016, but they were offset by the positive contributors.

      2. SECTOR AND SECURITY SELECTION: The investment selection process behind RFDI is built on making a number of small bets in the portfolio and avoiding the large bets that many smart beta products rely on. This means that there are rarely just one or two things contributing to the returns in RFDI. In 2016, our equity selection posted positive results in aggregate and was diversified across many areas. A few of the top themes that contributed most to performance in the year were:

            a. Overall, our sector allocation decisions were additive to performance. Overweights to economically sensitive sectors like technology and industrials in Germany and Finland, which benefit from improving economic activity, added value. Additionally, RFDI's underweights to Banks in Germany and Spain, which we believe are three to four years behind their US peers, were also additive. The detractors for the year were our overweight to German healthcare companies.

            b. In aggregate security selection in Europe was slightly positive. This was led by selection within Spanish financials, and French consumer discretionary. The biggest detractors in Europe from a security selection perspective were UK consumer staples and UK industrials.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
               FIRST TRUST RIVERFRONT DYNAMIC INTERNATIONAL ETFS
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

      3 CURRENCY: Post-Brexit, central banks throughout Europe remained stimulative, placing pressure on their currencies relative to the dollar. The British pound in particular felt the effect of increased stimulus, and fell significantly in 2016. During this period, RFDI benefitted from the pound's collapse, as it was 30-60% hedged the pound.

ASIA/PACIFIC: The Asia/Pacific portion of RFDI underperformed its portion of the benchmark. Although the Asia/Pacific portion of RFDI only accounts for 30% of the portfolio, its degree of underperformance was enough to offset some of the positive contributions from the European portion of the portfolio. There were two main contributors to the underperformance of Asia/Pacific:

      1. SECURITY SELECTION: The major negative contributors to RFDI performance came from our overweight to Japanese real estate and security selection within Australian financials and Japanese industrials. Japanese real estate significantly underperformed its benchmark in the second half of 2016. We believe this was a give-back from its significant outperformance in the first and second quarters, relative to the rest of Japan. We believe the Fund's underperformance in Japanese industrials was due to the fact that we had favored export-oriented Industrials at a time that the yen was strengthening. Lastly, we think the underperformance of our Australian financials is due to our quality bias, which tends to hold back returns when the market is strong.

      2. CURRENCY HEDGING: RiverFront significantly decreased its degree of yen hedging from nearly 80% in the second quarter to 40% at the start of third quarter to 0% by the end of third quarter. Unfortunately, any degree of yen hedging we had in the portfolio was a negative contributor to performance as the yen strengthened throughout this period. We believe the yen strength was a function of underwhelming monetary guidance and poor communication by the Bank of Japan. We think it will take time for the market to once again trust the Bank of Japan.

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED EUROPE ETF (RFEU)

2016 ATTRIBUTION

RFEU PERFORMANCE

RFEU posted NAV and market price returns (2.66% and 3.43%, respecively) that exceeded its benchmark return of -1.77%, for the period April 13, 2016 (the inception date) through October 31, 2016. The sources of RFEU performance came from 3 main drivers.

      1. COUNTRY ALLOCATION: Country allocation in RFEU was generally negative, led by underweights in the UK and overweights in France. The negative contributions from these country weights were offset slightly by positive contributions from overweights in the Netherlands and Austria and underweights to Denmark and Switzerland.

      2. SECTOR AND SECURITY SELECTION: Security selection in 2016 had an overall positive effect. The investment selection process behind RFEU is built on making a number of small bets in the portfolio and avoiding the large bets that many smart beta products rely on. This means that there are rarely just one or two things contributing to the returns in RFEU. In 2016, equity selection posted positive results in aggregate and was diversified across many areas. A few of the top themes that contributed most to performance in the year were:

            a. Overweights to economically sensitive sectors like German technology and industrials, which benefit from improving economic activity, added value. Additionally, RFEU's underweights to French and German banks, which we believe are three to four years behind their US peers, were also additive. On the negative side, underweights to energy companies in UK and the Netherlands, an underweight to Swiss financials and an overweight to German healthcare hurt the portfolio.

            b. Positive security selection within Spanish financials and British and French consumer discretionary companies helped the portfolio, while negative security selection in British consumer staples and industrials offset some of the positive impact.

      3. CURRENCY: Post-Brexit, central banks throughout Europe remained stimulative, placing pressure on their currencies relative to the dollar. The British pound in particular felt the effect of increased stimulus, and fell significantly in 2016. During this period, RFEU benefitted from the pound's collapse, as it was 30-60% hedged against the pound.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
               FIRST TRUST RIVERFRONT DYNAMIC INTERNATIONAL ETFS
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)


FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM)

2016 ATTRIBUTION

RFEM PERFORMANCE

RFEM posted NAV returns and market price returns (14.52% and 15.11%, respectively) that slightly exceeded its benchmark return of 14.09%, for the period June 14, 2016 (the inception date) through October 31, 2016. There were two primary drivers to RFEM returns: country allocation (negative) and security selection (positive). Fortunately, the security selection outperformance was more than enough to offset the negative contribution from country allocation.

      1. COUNTRY ALLOCATION: The country allocations in RFEM are determined through a bottom-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a country produces more highly ranked stocks relative to another country, that country's allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. The country allocation for RFEM in 2016 produced slightly positive returns due to an underweight to Thailand and overweights to Poland and Netherlands. These positives offset the negative returns from the Fund's underweights to China and Brazil and the Fund's overweights to South Africa, Israel and South Korea.

      2. SECTOR AND SECURITY SELECTION: The investment selection process behind RFEM is built on making a number of small bets in the portfolio and avoiding the large bets that many smart beta products rely on. This means that there are rarely just one or two things contributing to the returns in RFEM. In this quarter, equity selection posted positive results in aggregate and was diversified across many areas. A few of the top themes that most contributed to the positive security selection included:

            a. SECTOR ALLOCATION: Overweights to economically sensitive sectors like South African banks, Indian energy and Brazilian materials helped the portfolio. The portfolio was hurt by overweights to Thai healthcare and consumer discretionary and Indian technology and an underweight to tech companies in China.

            b.    SECURITY SELECTION:

                  i. Positive security selection within financials in China, Brazil and South Africa.

                  ii. Positive security selection in consumer discretionary in China.

                  iii.  Positive security selection in materials in Turkey

                  iv.   Positive security selection in energy in India.

                  v. Stand-out negatives came from Brazilian materials and consumer staples. While the portfolio benefitted from the overweight allocation to Brazilian materials, our stock selection underperformed Brazilian materials overall, offsetting that positive.

MARKET OUTLOOK:

If 2016 was the "year of uncertainty", we believe 2017 could be the "year of greater clarity", with the U.S. presidential race now behind us, a likely clearer timeline and better understanding of the implications of Brexit, another potential Federal Reserve rate hike, and further information to come on Trump's policy priorities. We believe that the market values clarity over uncertainty, even when clarity comes with some disappointments. With clarity, the market can better assess the news, adjust valuations and take the necessary steps to move on, something that is impossible when there are many unknowns. In fact, if one could simply set aside the current distractions caused by today's unknowns, we believe one would see that today we have a stronger economic environment, better corporate earnings, and a slowly improving employment picture around the world.

Entering 2017, we remain constructive on international markets, both developed and emerging. In our view, the "3 C's" that helped international markets remain resilient in the face of this year's tailwinds will fuel their continued performance as the market gets greater clarity and enable greater focus on the improving macro-economic environment in 2017 and beyond.

FIRST TRUST EXCHANGE-TRADED FUND III
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF and First Trust RiverFront Dynamic Emerging Markets ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO        EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE             DURING
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          THE SIX-MONTH
                                                    MAY 1, 2016      OCTOBER 31, 2016        PERIOD              PERIOD (a)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF (RFAP)
Actual                                               $1,000.00          $1,011.80             0.83%                $4.20
Hypothetical (5% return before expenses)             $1,000.00          $1,020.96             0.83%                $4.22

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)
Actual                                               $1,000.00          $1,021.90             0.83%                $4.22
Hypothetical (5% return before expenses)             $1,000.00          $1,020.96             0.83%                $4.22

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU)
Actual                                               $1,000.00          $1,023.80             0.83%                $4.22
Hypothetical (5% return before expenses)             $1,000.00          $1,020.96             0.83%                $4.22

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED        EXPENSES PAID
                                                                                         EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE     JUNE 14, 2016 (b)
                                                   ACCOUNT VALUE      ACCOUNT VALUE      NUMBER OF DAYS            TO
                                                 JUNE 14, 2016 (b)   OCTOBER 31, 2016    IN THE PERIOD    OCTOBER 31, 2016 (c)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM)
Actual                                               $1,000.00          $1,145.20            0.95%               $3.90
Hypothetical (5% return before expenses)             $1,000.00          $1,020.36            0.95%               $4.82

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2016 through October 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

(b)   Inception Date.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (June 14, 2016 through October 31, 2016), multiplied by 140/366. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF (RFAP)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) -- 98.1%
               AUSTRALIA -- 23.2%
       14,947  Australia & New Zealand
                  Banking Group Ltd.           $        316,660
       31,881  Bank of Queensland Ltd.                  253,675
       31,548  Bendigo and Adelaide Bank Ltd.           267,104
       42,394  BHP Billiton Ltd.                        743,987
       27,933  Brambles Ltd.                            244,997
       21,604  Commonwealth Bank of Australia         1,206,103
        3,368  CSL Ltd.                                 257,510
       28,448  Insurance Australia Group Ltd.           119,238
       14,646  National Australia Bank Ltd.             311,954
       38,894  Platinum Asset Management Ltd.           147,637
       12,365  QBE Insurance Group Ltd.                  93,966
       12,881  Suncorp Group Ltd.                       117,289
       19,711  TPG Telecom Ltd.                         113,356
       11,012  Wesfarmers Ltd.                          343,534
       51,840  Westpac Banking Corp.                  1,201,575
       14,666  Woodside Petroleum Ltd.                  316,508
                                               ----------------
                                                      6,055,093
                                               ----------------
               BERMUDA -- 1.0%
       40,100  Hongkong Land Holdings Ltd.              268,670
                                               ----------------
               CANADA -- 1.0%
        3,336  Canadian Imperial Bank of
                  Commerce                              249,958
        1,374  Crescent Point Energy Corp.               16,359
                                               ----------------
                                                        266,317
                                               ----------------
               CAYMAN ISLANDS -- 2.2%
       27,000  AAC Technologies Holdings, Inc.          257,622
       32,500  ASM Pacific Technology Ltd.              313,662
                                               ----------------
                                                        571,284
                                               ----------------
               HONG KONG -- 4.7%
       27,400  AIA Group Ltd.                           172,938
       38,000  BOC Hong Kong Holdings Ltd.              135,722
       34,000  CLP Holdings Ltd.                        345,894
       18,100  Hang Seng Bank Ltd.                      326,967
       17,500  Swire Pacific Ltd., Class A              181,983
       14,100  Television Broadcasts Ltd.                51,088
                                               ----------------
                                                      1,214,592
                                               ----------------
               JAPAN -- 62.3%
       15,400  Alfresa Holdings Corp.                   326,297
       18,200  Amada Holdings Co., Ltd.                 207,911
       18,000  Asahi Glass Co., Ltd.                    126,156
        2,800  Asahi Group Holdings Ltd.                100,151
        4,400  Calbee, Inc.                             159,855
       13,400  Casio Computer Co., Ltd.                 187,321
       16,900  Chubu Electric Power Co., Inc.           248,899
       21,000  Dai Nippon Printing Co., Ltd.            211,061
        3,200  Daicel Corp.                              42,231
       19,800  Daiwa House Industry Co., Ltd.           544,892
       23,000  Daiwa Securities Group, Inc.             137,667
        2,100  East Japan Railway Co.                   185,370
        7,800  Electric Power Development
                  Co., Ltd.                             182,002
        3,400  Fuji Heavy Industries Ltd.               132,732


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               JAPAN (CONTINUED)
        1,100  FUJIFILM Holdings Corp.         $         41,694
       35,000  Fujitsu Ltd.                             207,957
        8,600  Haseko Corp.                              83,892
       20,000  Hitachi Ltd.                             106,646
       13,200  Honda Motor Co., Ltd.                    395,736
        4,000  Hoya Corp.                               167,255
       23,400  Inpex Corp.                              219,920
        5,400  ITOCHU Corp.                              68,408
        8,000  Itochu Techno-Solutions Corp.            197,807
        6,400  Japan Airlines Co., Ltd.                 188,943
        1,700  Japan Airport Terminal Co.,
                  Ltd.                                   65,410
        8,600  Japan Tobacco, Inc.                      327,533
       14,100  JFE Holdings, Inc.                       202,552
       15,000  JX Holdings, Inc.                         59,488
       35,000  Kajima Corp.                             236,626
       24,400  Kansai Electric Power Co.,
                  Inc. (b)                              233,716
        3,900  Kao Corp.                                201,006
        9,900  KDDI Corp.                               301,333
        2,100  Kose Corp.                               192,038
        5,300  Kyocera Corp.                            258,253
        3,900  Mazda Motor Corp.                         64,244
       11,600  Medipal Holdings Corp.                   198,551
          900  MEIJI Holdings Co., Ltd.                  89,940
        3,800  Miraca Holdings, Inc.                    184,076
        7,300  Mitsubishi Chemical Holdings
                  Corp.                                  48,101
       32,000  Mitsubishi Estate Co., Ltd.              635,148
       18,000  Mitsubishi Heavy Industries
                  Ltd.                                   77,136
        9,000  Mitsubishi Logistics Corp.               122,208
       40,800  Mitsubishi Motors Corp.                  227,596
       13,700  Mitsubishi UFJ Financial Group,
                  Inc.                                   71,145
        4,700  Mitsui & Co., Ltd.                        65,344
       29,000  Mitsui Fudosan Co., Ltd.                 661,052
       19,700  NHK Spring Co., Ltd.                     185,973
          700  Nintendo Co., Ltd.                       169,810
        3,100  Nippon Steel & Sumitomo Metal
                  Corp.                                  61,441
        9,700  NOK Corp.                                218,012
        5,800  NTT Data Corp.                           299,762
        6,900  Omron Corp.                              265,157
        4,000  Oracle Corp.                             218,175
       10,400  Panasonic Corp.                          108,790
        1,000  Ryohin Keikaku Co., Ltd.                 213,979
       11,300  Sanrio Co., Ltd.                         212,165
        1,900  Shimano, Inc.                            325,393
       28,000  Shimizu Corp.                            249,375
        9,100  Shiseido Co., Ltd.                       234,984
       11,000  Sumitomo Chemical Co., Ltd.               52,236
       15,500  Sumitomo Electric Industries
                  Ltd.                                  229,758
       37,000  Sumitomo Heavy Industries Ltd.           195,461
        4,800  Sumitomo Mitsui Financial
                  Group, Inc.                           167,201
        1,000  Sumitomo Mitsui Trust Holdings,
                  Inc.                                   33,851


                        See Notes to Financial Statements                Page 17

FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF (RFAP)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) (CONTINUED)
               JAPAN (CONTINUED)
       19,000  Sumitomo Osaka Cement Co.,
                  Ltd.                         $         78,812
       16,000  Sumitomo Realty & Development
                  Co., Ltd.                             421,550
        1,100  Suntory Beverage & Food Ltd.              48,198
        6,500  Suzuken Co., Ltd.                        209,188
        8,000  Suzuki Motor Corp.                       284,543
        3,100  Takeda Pharmaceutical Co., Ltd.          138,934
       23,000  Toho Gas Co., Ltd.                       213,398
        8,100  Tohoku Electric Power Co., Inc.           99,251
       28,300  Tokyo Electric Power Co.,
                  Holdings, Inc. (b)                    110,102
       52,000  Tokyo Gas Co., Ltd.                      236,125
       12,000  Tokyu Corp.                               90,054
       23,000  Toppan Printing Co., Ltd.                216,687
        9,000  Toray Industries, Inc.                    84,001
        5,500  TOTO Ltd.                                220,273
        9,400  Toyoda Gosei Co., Ltd.                   215,213
        6,200  Toyota Industries Corp.                  284,667
       10,100  Toyota Motor Corp.                       585,467
        1,100  West Japan Railway Co.                    67,886
       11,800  Yokohama Rubber (The) Co., Ltd.          205,237
                                               ----------------
                                                     16,244,408
                                               ----------------
               NEW ZEALAND -- 0.8%
       66,061  SKY Network Television Ltd.              218,250
                                               ----------------
               SINGAPORE -- 2.9%
       15,000  DBS Group Holdings Ltd                   161,725
       78,800  Keppel Corp., Ltd.                       299,058
       21,500  United Overseas Bank Ltd.                290,221
                                               ----------------
                                                        751,004
                                               ----------------
               TOTAL COMMON STOCKS                   25,589,618
               (Cost $24,971,112)              ----------------

REAL ESTATE INVESTMENT TRUSTS (a) -- 1.2%
               AUSTRALIA -- 1.2%
       45,710  Westfield Corp.                          309,467
               (Cost $355,987)                 ----------------

               TOTAL INVESTMENTS - 99.3%             25,899,085
               (Cost $25,327,099) (c)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.7%                    171,749
                                               ----------------
               NET ASSETS - 100.0%             $     26,070,834
                                               ================

-----------------------------
(a) Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $25,351,943. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,558,811 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,011,669.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):


                                                   LEVEL 2        LEVEL 3
                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                    10/31/2016       PRICES         INPUT          INPUT
                   ---------------------------------------------------------
Common Stocks*     $ 25,589,618   $ 25,589,618   $         --   $         --
Real Estate
   Investment
   Trusts*              309,467        309,467             --             --
                   ---------------------------------------------------------
Total Investments  $ 25,899,085   $ 25,899,085   $         --   $         --
                   =========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.

-----------------------------------------------
CURRENCY EXPOSURE                   % OF TOTAL
DIVERSIFICATION                     INVESTMENTS
-----------------------------------------------
JPY                                    62.7%
AUD                                    24.6
HKD                                     6.9
SGD                                     2.9
USD                                     2.0
NZD                                     0.8
CAD                                     0.1
                                     -------
    Total                             100.0%
                                     =======

Currency Abbreviations
     AUD     Australian Dollar
     CAD     Canadian Dollar
     HKD     Hong Kong Dollar
     JPY     Japanese Yen
     NZD     New Zealand Dollar
     SGD     Singapore Dollar
     USD     United States Dollar


Page 18                 See Notes to Financial Statements

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) -- 98.9%
               AUSTRALIA -- 7.3%
        4,606  Australia & New Zealand
                  Banking Group Ltd.           $         97,580
        9,825  Bank of Queensland Ltd.                   78,177
        9,721  Bendigo and Adelaide Bank Ltd.            82,304
       13,064  BHP Billiton Ltd.                        229,265
        8,608  Brambles Ltd.                             75,500
        6,657  Commonwealth Bank of
                  Australia                             371,645
        1,038  CSL Ltd.                                  79,363
        8,767  Insurance Australia Group Ltd.            36,746
        4,514  National Australia Bank Ltd.              96,146
       11,986  Platinum Asset Management Ltd.            45,498
        3,810  QBE Insurance Group Ltd.                  28,954
        3,969  Suncorp Group Ltd.                        36,140
        6,075  TPG Telecom Ltd.                          34,937
        3,394  Wesfarmers Ltd.                          105,880
       15,976  Westpac Banking Corp.                    370,300
        4,519  Woodside Petroleum Ltd.                   97,525
                                               ----------------
                                                      1,865,960
                                               ----------------
               AUSTRIA -- 2.0%
          648  ANDRITZ AG                                33,895
        9,078  RHI AG                                   228,606
       22,970  Telekom Austria AG                       131,977
        3,406  voestalpine AG                           120,506
                                               ----------------
                                                        514,984
                                               ----------------
               BELGIUM -- 0.9%
          552  Anheuser-Busch InBev SA/NV                63,353
          958  Bekaert S.A.                              42,613
        2,103  Colruyt S.A.                             113,039
          530  Proximus S.A., DP                         15,173
                                               ----------------
                                                        234,178
                                               ----------------
               BERMUDA -- 0.3%
       12,400  Hongkong Land Holdings Ltd.               83,080
                                               ----------------
               CANADA -- 0.3%
          991  Canadian Imperial Bank of
                  Commerce                               74,253
          393  Crescent Point Energy Corp.                4,679
                                               ----------------
                                                         78,932
                                               ----------------
               CAYMAN ISLANDS -- 0.7%
        8,500  AAC Technologies Holdings, Inc.           81,103
       10,000  ASM Pacific Technology Ltd.               96,512
                                               ----------------
                                                        177,615
                                               ----------------
               DENMARK -- 1.0%
          811  Danske Bank A/S                           25,039
          277  Dfds A/S                                  13,389
          664  Genmab A/S (b)                           109,559
        1,985  Novo Nordisk A/S., Class B                71,012
          162  Pandora A/S                               21,087
          177  Vestas Wind Systems A/S                   14,198
                                               ----------------
                                                        254,284
                                               ----------------


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               FINLAND -- 2.6%
          712  Elisa OYJ                       $         23,995
        3,736  Kemira OYJ                                44,539
        3,248  Kone OYJ, Class B                        149,501
        1,734  Metso OYJ                                 45,494
          608  Nokian Renkaat OYJ                        20,403
          606  Sampo OYJ, Class A                        27,787
        1,102  Tieto OYJ                                 30,231
        9,576  UPM-Kymmene OYJ                          222,855
        1,804  Valmet OYJ                                26,794
        1,634  Wartsila OYJ Abp                          70,673
                                               ----------------
                                                        662,272
                                               ----------------
               FRANCE -- 9.0%
          259  Alten S.A.                                18,512
        2,064  AXA S.A.                                  46,527
          942  BNP Paribas S.A.                          54,641
        2,415  Bureau Veritas S.A.                       45,625
        3,304  Casino Guichard Perrachon S.A.           164,410
          489  Christian Dior SE                         94,343
          823  Cie Generale des Etablissements
                  Michelin                               89,107
       16,450  Credit Agricole S.A.                     177,546
          420  Dassault Systemes S.A.                    33,261
        1,662  Edenred                                   38,505
          581  Essilor International S.A.                65,310
          118  Hermes International                      47,811
          382  Imerys S.A.                               26,569
        1,649  L'Oreal S.A.                             295,151
        2,004  Orange S.A.                               31,568
          807  Publicis Groupe S.A.                      55,368
        1,616  Safran S.A.                              111,103
        5,841  Sanofi                                   454,993
        2,190  SCOR SE                                   70,896
          681  Societe Generale S.A.                     26,584
          516  Sodexo S.A.                               59,929
          843  Technip S.A.                              55,913
          177  Thales S.A.                               16,665
        2,088  TOTAL S.A.                               100,211
        1,155  Valeo S.A.                                66,565
          379  Vinci S.A.                                27,451
        1,597  Vivendi S.A.                              32,292
                                               ----------------
                                                      2,306,856
                                               ----------------
               GERMANY -- 7.6%
        1,323  adidas AG                                216,977
          444  Allianz SE                                69,211
          744  BASF SE                                   65,583
        3,964  Bayer AG                                 392,895
          453  Carl Zeiss Meditec AG                     16,288
          162  Continental AG                            31,041
          720  Deutsche Post AG                          22,312
        4,752  Deutsche Telekom AG                       77,439
          583  Deutsche Wohnen AG                        19,021
          845  Fresenius Medical Care AG &
                  Co., KGaA                              68,837
        1,282  Fresenius SE & Co., KGaA                  94,628
          828  GEA Group AG                              32,017
          934  Hannover Rueck SE                        104,119


                        See Notes to Financial Statements                Page 19

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) (CONTINUED)

               GERMANY (CONTINUED)
          575  HeidelbergCement AG             $         54,385
          309  HOCHTIEF AG                               42,180
        3,835  Infineon Technologies AG                  68,853
          161  Muenchener Rueckversicherungs-
                  Gesellschaft AG in Muenchen            31,212
          722  ProSiebenSat.1 Media SE                   31,117
        4,339  SAP SE                                   382,194
        3,456  Software AG                              125,576
                                               ----------------
                                                      1,945,885
                                               ----------------
               HONG KONG -- 1.4%
        8,400  AIA Group Ltd.                            53,017
       11,500  BOC Hong Kong Holdings Ltd.               41,074
       10,000  CLP Holdings Ltd.                        101,734
        5,600  Hang Seng Bank Ltd.                      101,161
        5,500  Swire Pacific Ltd., Class A               57,194
        4,300  Television Broadcasts Ltd.                15,580
                                               ----------------
                                                        369,760
                                               ----------------
               IRELAND -- 0.1%
          161  Paddy Power Betfair PLC                   16,666
                                               ----------------
               ITALY -- 0.6%
        7,989  Enel S.p.A.                               34,378
        2,219  ERG S.p.A.                                24,652
          254  Industria Macchine Automatiche
                  S.p.A.                                 15,712
       18,808  Iren S.p.A                                33,778
        3,619  Snam S.p.A.                               19,077
        3,101  Terna Rete Elettrica Nazionale
                  S.p.A                                  15,189
                                               ----------------
                                                        142,786
                                               ----------------
               JAPAN -- 19.4%
        4,700  Alfresa Holdings Corp.                    99,584
        5,600  Amada Holdings Co., Ltd.                  63,973
        6,000  Asahi Glass Co., Ltd.                     42,052
          900  Asahi Group Holdings Ltd.                 32,191
        1,400  Calbee, Inc.                              50,863
        4,100  Casio Computer Co., Ltd.                  57,315
        5,300  Chubu Electric Power Co., Inc.            78,057
        6,000  Dai Nippon Printing Co., Ltd.             60,303
        1,000  Daicel Corp.                              13,197
        6,200  Daiwa House Industry Co., Ltd.           170,623
        7,000  Daiwa Securities Group, Inc.              41,899
          600  East Japan Railway Co.                    52,963
        2,300  Electric Power Development
                  Co., Ltd.                              53,667
        1,100  Fuji Heavy Industries Ltd.                42,943
          300  FUJIFILM Holdings Corp.                   11,371
       11,000  Fujitsu Ltd.                              65,358
        2,600  Haseko Corp.                              25,363
        6,000  Hitachi Ltd.                              31,994
        4,000  Honda Motor Co., Ltd.                    119,920
        1,300  Hoya Corp.                                54,358
        7,300  Inpex Corp.                               68,608
        1,700  ITOCHU Corp.                              21,536


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               JAPAN (CONTINUED)
        2,400  Itochu Techno-Solutions Corp.   $         59,342
        1,900  Japan Airlines Co., Ltd.                  56,092
          500  Japan Airport Terminal Co.,
                  Ltd.                                   19,238
        2,600  Japan Tobacco, Inc.                       99,022
        4,300  JFE Holdings, Inc.                        61,771
        4,600  JX Holdings, Inc.                         18,243
       11,000  Kajima Corp.                              74,368
        7,600  Kansai Electric Power Co.,
                  Inc. (b)                               72,797
        1,200  Kao Corp.                                 61,848
        3,000  KDDI Corp.                                91,313
          600  Kose Corp.                                54,868
        1,600  Kyocera Corp.                             77,963
        1,200  Mazda Motor Corp.                         19,767
        3,500  Medipal Holdings Corp.                    59,907
          300  MEIJI Holdings Co., Ltd.                  29,980
        1,200  Miraca Holdings, Inc.                     58,129
        2,100  Mitsubishi Chemical Holdings
                  Corp.                                  13,837
       10,000  Mitsubishi Estate Co., Ltd.              198,484
        5,000  Mitsubishi Heavy Industries
                  Ltd.                                   21,427
        3,000  Mitsubishi Logistics Corp.                40,736
       12,600  Mitsubishi Motors Corp.                   70,287
        4,200  Mitsubishi UFJ Financial Group,
                  Inc.                                   21,811
        1,400  Mitsui & Co., Ltd.                        19,464
        9,000  Mitsui Fudosan Co., Ltd.                 205,154
        6,100  NHK Spring Co., Ltd.                      57,586
          200  Nintendo Co., Ltd.                        48,517
        1,000  Nippon Steel & Sumitomo Metal
                  Corp.                                  19,820
        2,900  NOK Corp.                                 65,179
        1,800  NTT Data Corp.                            93,029
        2,000  Omron Corp.                               76,857
        1,300  Oracle Corp.                              70,907
        3,100  Panasonic Corp.                           32,428
          300  Ryohin Keikaku Co., Ltd.                  64,194
        3,400  Sanrio Co., Ltd.                          63,837
          600  Shimano, Inc.                            102,756
        9,000  Shimizu Corp.                             80,156
        2,700  Shiseido Co., Ltd.                        69,721
        3,000  Sumitomo Chemical Co., Ltd.               14,246
        4,700  Sumitomo Electric Industries
                  Ltd.                                   69,669
       12,000  Sumitomo Heavy Industries Ltd.            63,393
        1,500  Sumitomo Mitsui Financial
                  Group, Inc.                            52,250
          300  Sumitomo Mitsui Trust
                  Holdings, Inc.                         10,155
        6,000  Sumitomo Osaka Cement Co.,
                  Ltd.                                   24,888
        5,000  Sumitomo Realty & Development
                  Co., Ltd.                             131,735
          300  Suntory Beverage & Food Ltd.              13,145
        1,900  Suzuken Co., Ltd.                         61,147
        2,400  Suzuki Motor Corp.                        85,363
        1,000  Takeda Pharmaceutical Co., Ltd.           44,817
        7,000  Toho Gas Co., Ltd.                        64,947


Page 20                 See Notes to Financial Statements

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) (CONTINUED)

               JAPAN (CONTINUED)
        2,400  Tohoku Electric Power Co., Inc. $         29,408
        8,800  Tokyo Electric Power Co.,
                  Holdings, Inc. (b)                     34,237
       16,000  Tokyo Gas Co., Ltd.                       72,654
        4,000  Tokyu Corp.                               30,018
        7,000  Toppan Printing Co., Ltd.                 65,948
        3,000  Toray Industries, Inc.                    28,000
        1,700  TOTO Ltd.                                 68,084
        2,800  Toyoda Gosei Co., Ltd.                    64,106
        1,800  Toyota Industries Corp.                   82,645
        3,100  Toyota Motor Corp.                       179,698
          300  West Japan Railway Co.                    18,514
        3,600  Yokohama Rubber (The) Co., Ltd.           62,615
                                               ----------------
                                                      4,980,655
                                               ----------------
               JERSEY -- 0.4%
        1,263  Experian PLC                              24,317
          446  Wolseley PLC                              23,207
        2,342  WPP PLC                                   50,968
                                               ----------------
                                                         98,492
                                               ----------------
               NETHERLANDS -- 7.6%
        4,524  Aegon N.V.                                19,507
        1,435  Akzo Nobel N.V.                           92,752
        1,024  ASML Holding N.V.                        108,475
        1,526  BE Semiconductor Industries
                  N.V.                                   49,694
        1,294  Boskalis Westminster                      41,755
        2,225  Heineken N.V.                            183,309
        3,453  ING Groep N.V.                            45,468
        5,659  Koninklijke Ahold Delhaize N.V.          129,182
        6,960  Koninklijke Philips N.V.                 209,804
          706  Koninklijke Vopak N.V.                    35,654
        5,037  NN Group N.V.                            151,781
       11,637  RELX N.V.                                196,408
       12,518  Unilever N.V.                            524,656
        4,514  Wolters Kluwer N.V.                      174,697
                                               ----------------
                                                      1,963,142
                                               ----------------
               NEW ZEALAND -- 0.3%
       20,358  SKY Network Television Ltd.               67,258
                                               ----------------
               NORWAY -- 1.8%
        4,966  DNB ASA                                   71,824
       13,567  Entra ASA (c)                            145,319
          980  Leroey Seafood Group ASA                  51,821
        1,842  Marine Harvest ASA                        33,418
        6,727  Norsk Hydro ASA                           30,084
        3,715  Orkla ASA                                 35,094
        5,485  Statoil ASA                               89,886
                                               ----------------
                                                        457,446
                                               ----------------
               PORTUGAL -- 0.4%
        6,325  EDP -- Energias de Portugal
                  S.A.                                   20,906
        5,169  Galp Energia SGPS S.A.                    70,078
        7,082  REN-Redes Energeticas
                  Nacionais SGPS S.A.                    20,695
                                               ----------------
                                                        111,679
                                               ----------------


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               SINGAPORE -- 0.9%
        4,600  DBS Group Holdings Ltd          $         49,596
       24,200  Keppel Corp., Ltd.                        91,842
        6,700  United Overseas Bank Ltd.                 90,441
                                               ----------------
                                                        231,879
                                               ----------------
               SPAIN -- 6.1%
        2,087  Acerinox S.A.                             25,705
        3,971  ACS Actividades de Construccion
                  y Servicios S.A.                      121,751
        1,104  Aena S.A. (c)                            162,094
          598  Amadeus IT Group S.A., Class A            28,227
       62,951  Banco Bilbao Vizcaya Argentaria
                  S.A.                                  454,569
      102,596  Banco Santander S.A.                     504,221
        3,597  Endesa S.A.                               76,465
        1,281  Gas Natural SDG S.A.                      25,277
        2,432  Grifols S.A.                              48,082
        5,614  Iberdrola S.A.                            38,265
        2,099  Indra Sistemas S.A. (b)                   26,003
        1,430  Industria de Diseno Textil S.A.           49,990
        2,413  Prosegur Cia de Seguridad S.A.            17,535
                                               ----------------
                                                      1,578,184
                                               ----------------
               SWEDEN -- 4.7%
        8,854  Alfa Laval AB                            127,240
        1,006  Assa Abloy AB, Class B                    18,300
        7,949  Boliden AB                               184,200
        1,170  Hennes & Mauritz AB, Class B              32,915
          687  Holmen AB, Class B                        23,518
        1,970  Indutrade AB                              36,621
        7,834  Lundin Petroleum AB (b)                  140,944
        2,741  Nordea Bank AB                            28,815
        2,881  Peab AB                                   24,449
        4,260  Ratos AB, Class B                         17,507
       17,830  Sandvik AB                               202,736
        1,783  Skandinaviska Enskilda Banken
                  AB, Class A                            17,993
        1,314  Swedbank AB, Class A                      30,784
        4,069  Swedish Match AB                         141,593
       47,794  Telia Co., AB                            191,025
                                               ----------------
                                                      1,218,640
                                               ----------------
               SWITZERLAND -- 8.1%
          396  Cembra Money Bank AG                      30,274
          151  Galenica AG                              151,374
        4,079  Nestle S.A.                              295,759
        1,308  Novartis AG                               93,056
        1,583  Roche Holding AG                         363,936
          724  Schindler Holding AG                     133,891
           65  SGS S.A.                                 131,767
           41  Sika AG                                  197,055
        1,037  Sonova Holding AG                        139,063
        1,977  Swiss Prime Site AG                      163,926
        3,024  Swiss Re AG                              280,840
           45  Swisscom AG                               20,587
        3,740  UBS Group AG                              52,913
           86  Zurich Insurance Group AG                 22,500
                                               ----------------
                                                      2,076,941
                                               ----------------


                        See Notes to Financial Statements                Page 21

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) (CONTINUED)
               UNITED KINGDOM -- 15.4%
       13,355  Aggreko PLC                     $        131,017
       24,441  Antofagasta PLC                          162,443
        1,866  Associated British Foods PLC              56,232
        4,052  Aviva PLC                                 21,961
        3,624  BAE Systems PLC                           24,064
       16,592  Barclays PLC                              38,647
       33,463  Barratt Developments PLC                 185,830
        2,022  Bodycote PLC                              14,664
       14,226  BP PLC                                    84,225
        8,072  British American Tobacco PLC             463,526
       49,559  BT Group PLC                             228,052
          735  Bunzl PLC                                 19,783
       14,756  Compass Group PLC                        267,489
        3,996  Diageo PLC                               106,602
        3,382  GlaxoSmithKline PLC                       66,999
       42,062  HSBC Holdings PLC                        317,244
        2,750  Imperial Brands PLC                      133,142
        5,175  Intertek Group PLC                       216,503
        8,783  ITV PLC                                   18,329
          363  Johnson Matthey PLC                       15,151
       10,719  Legal & General Group PLC                 27,473
       11,601  National Grid PLC                        151,226
        4,736  Persimmon PLC                             98,199
        4,366  Prudential PLC                            71,315
        3,696  Reckitt Benckiser Group PLC              330,833
        1,728  RELX PLC                                  30,901
        1,082  Rio Tinto PLC                             37,605
        7,411  Royal Dutch Shell PLC, Class A           184,914
        3,111  Royal Dutch Shell PLC, Class B            80,536
        1,860  Sage Group (The) PLC                      16,426
        9,868  Smith & Nephew PLC                       142,888
       47,549  Standard Life PLC                        196,600
        2,006  United Utilities Group PLC                23,080
                                               ----------------
                                                      3,963,899
                                               ----------------
               TOTAL COMMON STOCKS                   25,401,473
               (Cost $25,758,100)              ----------------

REAL ESTATE INVESTMENT TRUSTS (a) -- 0.7%

               AUSTRALIA -- 0.4%
       14,087  Westfield Corp.                           95,372
                                               ----------------
               BELGIUM -- 0.3%
          478  Cofinimmo S.A.                            56,015
          241  Warehouses De Pauw CVA                    22,191
                                               ----------------
                                                         78,206
                                               ----------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                                173,578
               (Cost $190,976)                 ----------------
               TOTAL INVESTMENTS- 99.6%              25,575,051
               (Cost $25,949,076) (d)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.4%                    104,368
                                               ----------------
               NET ASSETS - 100.0%             $     25,679,419
                                               ================

-----------------------------
(a) Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered uner the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for federal income tax purposes is $26,010,482. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,321,924 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,757,355.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE
                                                   LEVEL 2        LEVEL 3
                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                    10/31/2016       PRICES         INPUT          INPUT
                   ---------------------------------------------------------
Common Stocks*     $ 25,401,473   $ 25,401,473   $        --    $        --
Real Estate
   Investment
   Trusts*              173,578        173,578            --             --
                   ---------------------------------------------------------
Total Investments  $ 25,575,051   $ 25,575,051   $        --    $        --
                   =========================================================

                               LIABILITIES TABLE
                                                   LEVEL 2        LEVEL 3
                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                    10/31/2016       PRICES         INPUT          INPUT
                   ---------------------------------------------------------
Forward Foreign
   Currency
   Contracts**     $    (40,087)  $         --   $  (40,087)    $        --
                   =========================================================

*  See Portfolio of Investments for country breakout.
** See the table of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


Page 22                 See Notes to Financial Statements

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                           FORWARD FOREIGN CURRENCY CONTRACTS

                                                                            PURCHASE           SALE
                                                                           VALUE AS OF      VALUE AS OF      UNREALIZED
  SETTLEMENT                          AMOUNT              AMOUNT           OCTOBER 31,      OCTOBER 31,    APPRECIATION/
     DATE        COUNTERPARTY     PURCHASED (a)          SOLD (a)             2016             2016        (DEPRECIATION)
--------------  --------------  ------------------  -------------------  ---------------  ---------------  --------------
  11/30/16            BBH        USD   5,675,000    EUR   5,199,458       $   5,675,000    $   5,714,079    $    (39,079)
  11/30/16            BBH        USD   1,225,000    GBP   1,001,103           1,225,000        1,226,008          (1,008)
                                                                                                            ------------
Net unrealized appreciation (depreciation)................................................................  $    (40,087)
                                                                                                            ============

(a) Please see Currency Exposure Diversification Table for currency descriptions.

Counterparty Abbreviations:
     BBH     Brown Brothers Harriman and Co.

------------------------------------------------
CURRENCY EXPOSURE                   % OF TOTAL
DIVERSIFICATION                    INVESTMENTS +
------------------------------------------------
USD                                    27.6%
JPY                                    19.5
EUR                                    15.1
GBP                                    11.1
CHF                                     8.1
AUD                                     7.7
SEK                                     4.8
HKD                                     2.1
NOK                                     1.8
DKK                                     1.0
SGD                                     0.9
NZD                                     0.3
CAD                                     0.0*
                                     -------
    Total                             100.0%
                                     =======

+ The weightings include the impact of currency forwards.

* Amount is less than 0.1%.

Currency Abbreviations
     AUD     Australian Dollar
     CAD     Canadian Dollar
     CHF     Swiss Franc
     DKK     Danish Krone
     EUR     Euro
     GBP     British Pound Sterling
     HKD     Hong Kong Dollar
     JPY     Japanese Yen
     NOK     Norwegian Krone
     NZD     New Zealand Dollar
     SEK     Swedish Krona
     SGD     Singapore Dollar
     USD     United States Dollar


                        See Notes to Financial Statements                Page 23

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) -- 99.2%

               AUSTRIA -- 2.9%
          936  ANDRITZ AG                      $         48,960
       13,116  RHI AG                                   330,292
       33,187  Telekom Austria AG                       190,680
        4,923  voestalpine AG                           174,178
                                               ----------------
                                                        744,110
                                               ----------------
               BELGIUM -- 1.3%
          797  Anheuser-Busch InBev SA/NV                91,471
        1,386  Bekaert S.A.                              61,650
        3,038  Colruyt S.A.                             163,297
          772  Proximus S.A. DP                          22,102
                                               ----------------
                                                        338,520
                                               ----------------
               DENMARK -- 1.4%
        1,172  Danske Bank A/S                           36,185
          403  Dfds A/S                                  19,478
          959  Genmab A/S (b)                           158,234
        2,868  Novo Nordisk A/S., Class B               102,601
          235  Pandora A/S                               30,590
          258  Vestas Wind Systems A/S                   20,695
                                               ----------------
                                                        367,783
                                               ----------------
               FINLAND -- 3.8%
        1,029  Elisa OYJ                                 34,678
        5,399  Kemira OYJ                                64,365
        4,692  Kone OYJ, Class B                        215,966
        2,506  Metso OYJ                                 65,748
          888  Nokian Renkaat OYJ                        29,800
          876  Sampo OYJ, Class A                        40,167
        1,594  Tieto OYJ                                 43,728
       13,836  UPM-Kymmene OYJ                          321,996
        2,608  Valmet OYJ                                38,735
        2,362  Wartsila OYJ Abp                         102,160
                                               ----------------
                                                        957,343
                                               ----------------
               FRANCE -- 13.0%
          367  Alten S.A.                                26,231
        2,982  AXA S.A.                                  67,221
        1,362  BNP Paribas S.A.                          79,003
        3,489  Bureau Veritas S.A.                       65,915
        4,776  Casino Guichard Perrachon S.A.           237,659
          706  Christian Dior SE                        136,208
        1,189  Cie Generale des Etablissements
                  Michelin                              128,734
       23,768  Credit Agricole S.A.                     256,530
          606  Dassault Systemes S.A.                    47,990
        2,403  Edenred                                   55,673
          839  Essilor International S.A.                94,312
          171  Hermes International                      69,286
          552  Imerys S.A.                               38,393
        2,383  L'Oreal S.A.                             426,529
        2,895  Orange S.A.                               45,604
        1,166  Publicis Groupe S.A.                      79,998
        2,335  Safran S.A.                              160,536
        8,439  Sanofi                                   657,367
        3,163  SCOR SE                                  102,395
          983  Societe Generale S.A.                     38,372


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               FRANCE (CONTINUED)
          747  Sodexo S.A.                     $         86,758
        1,218  Technip S.A.                              80,785
          258  Thales S.A.                               24,292
        3,017  TOTAL S.A.                               144,797
        1,670  Valeo S.A.                                96,245
          546  Vinci S.A.                                39,547
        2,306  Vivendi S.A.                              46,629
                                               ----------------
                                                      3,333,009
                                               ----------------
               GERMANY -- 11.0%
        1,913  adidas AG                                313,739
          641  Allianz SE                                99,919
        1,076  BASF SE                                   94,849
        5,727  Bayer AG                                 567,636
          661  Carl Zeiss Meditec AG                     23,767
          233  Continental AG                            44,646
        1,049  Deutsche Post AG                          32,508
        6,864  Deutsche Telekom AG                      111,856
          849  Deutsche Wohnen AG                        27,699
        1,222  Fresenius Medical Care AG &
                  Co., KGaA                              99,549
        1,852  Fresenius SE & Co., KGaA                 136,701
        1,197  GEA Group AG                              46,286
        1,350  Hannover Rueck SE                        150,493
          829  HeidelbergCement AG                       78,409
          445  HOCHTIEF AG                               60,745
        5,540  Infineon Technologies AG                  99,464
          233  Muenchener Rueckversicherungs-
                  Gesellschaft AG in Muenchen            45,170
        1,042  ProSiebenSat.1 Media SE                   44,908
        6,268  SAP SE                                   552,107
        4,993  Software AG                              181,423
                                               ----------------
                                                      2,811,874
                                               ----------------
               IRELAND -- 0.1%
          234  Paddy Power Betfair PLC                   24,223
                                               ----------------
               ITALY -- 0.8%
       11,544  Enel S.p.A.                               49,676
        3,207  ERG S.p.A.                                35,627
          371  Industria Macchine Automatiche
                  S.p.A.                                 22,950
       27,175  Iren S.p.A                                48,804
        5,274  Snam S.p.A.                               27,801
        4,520  Terna Rete Elettrica Nazionale
                  S.p.A                                  22,140
                                               ----------------
                                                        206,998
                                               ----------------
               JERSEY -- 0.6%
        1,826  Experian PLC                              35,157
          645  Wolseley PLC                              33,561
        3,384  WPP PLC                                   73,645
                                               ----------------
                                                        142,363
                                               ----------------
               NETHERLANDS -- 11.1%
        6,595  Aegon N.V.                                28,437
        2,074  Akzo Nobel N.V.                          134,054
        1,480  ASML Holding N.V.                        156,781
        2,205  BE Semiconductor Industries N.V.          71,805


Page 24                 See Notes to Financial Statements

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) (CONTINUED)

               NETHERLANDS (CONTINUED)
        1,870  Boskalis Westminster            $         60,342
        3,215  Heineken N.V.                            264,872
        4,988  ING Groep N.V.                            65,680
        8,177  Koninklijke Ahold Delhaize N.V.          186,662
       10,055  Koninklijke Philips N.V.                 303,100
        1,020  Koninklijke Vopak N.V.                    51,512
        7,279  NN Group N.V.                            219,340
       16,812  RELX N.V.                                283,751
       18,087  Unilever N.V.                            758,064
        6,522  Wolters Kluwer N.V.                      252,409
                                               ----------------
                                                      2,836,809
                                               ----------------
               NORWAY -- 2.6%
        7,175  DNB ASA                                  103,773
       19,602  Entra ASA (c)                            209,962
        1,416  Leroey Seafood Group ASA                  74,876
        2,661  Marine Harvest ASA                        48,277
        9,719  Norsk Hydro ASA                           43,464
        5,368  Orkla ASA                                 50,709
        7,926  Statoil ASA                              129,888
                                               ----------------
                                                        660,949
                                               ----------------
               PORTUGAL -- 0.6%
        9,218  EDP -- Energias de Portugal
                  S.A.                                   30,468
        7,467  Galp Energia SGPS S.A.                   101,232
       10,323  Redes Energeticas Nacionais
                  SGPS S.A.                              30,166
                                               ----------------
                                                        161,866
                                               ----------------
               SPAIN -- 8.9%
        3,015  Acerinox S.A.                             37,135
        5,737  ACS Actividades de Construccion
                  y Servicios S.A.                      175,897
        1,595  Aena S.A. (c)                            234,184
          864  Amadeus IT Group S.A., Class A            40,784
       90,953  Banco Bilbao Vizcaya Argentaria
                  S.A.                                  656,771
      148,232  Banco Santander S.A.                     728,505
        5,198  Endesa S.A.                              110,499
        1,849  Gas Natural SDG S.A.                      36,484
        3,513  Grifols S.A.                              69,454
        8,112  Iberdrola S.A.                            55,291
        3,032  Indra Sistemas S.A. (b)                   37,561
        2,066  Industria de Diseno Textil S.A.           72,223
        3,515  Prosegur Cia de Seguridad S.A.            25,544
                                               ----------------
                                                      2,280,332
                                               ----------------
               SWEDEN -- 6.9%
       12,792  Alfa Laval AB                            183,833
        1,466  Assa Abloy AB, Class B                    26,667
       11,485  Boliden AB                               266,139
        1,692  Hennes & Mauritz AB, Class B              47,601
          992  Holmen AB, Class B                        33,960
        2,847  Indutrade AB                              52,923
       11,319  Lundin Petroleum AB (b)                  203,643
        3,960  Nordea Bank AB                            41,629
        4,162  Peab AB                                   35,320


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               SWEDEN (CONTINUED)
        6,209  Ratos AB, Class B               $         25,518
       25,760  Sandvik AB                               292,904
        2,598  Skandinaviska Enskilda Banken
                  AB, Class A                            26,218
        1,899  Swedbank AB, Class A                      44,489
        5,880  Swedish Match AB                         204,612
       69,055  Telia Co., AB                            276,001
                                               ----------------
                                                      1,761,457
                                               ----------------
               SWITZERLAND -- 11.8%
          573  Cembra Money Bank AG                      43,805
          219  Galenica AG                              219,542
        5,894  Nestle S.A.                              427,360
        1,890  Novartis AG                              134,461
        2,287  Roche Holding AG                         525,787
        1,047  Schindler Holding AG                     193,624
           94  SGS S.A.                                 190,555
           61  Sika AG                                  293,180
        1,498  Sonova Holding AG                        200,884
        2,856  Swiss Prime Site AG                      236,810
        4,367  Swiss Re AG                              405,566
           66  Swisscom AG                               30,194
        5,404  UBS Group AG                              76,455
          123  Zurich Insurance Group AG                 32,181
                                               ----------------
                                                      3,010,404
                                               ----------------
               UNITED KINGDOM -- 22.4%
       19,295  Aggreko PLC                              189,291
       35,312  Antofagasta PLC                          234,695
        2,697  Associated British Foods PLC              81,274
        5,853  Aviva PLC                                 31,722
        5,237  BAE Systems PLC                           34,775
       23,973  Barclays PLC                              55,840
       48,348  Barratt Developments PLC                 268,490
        2,946  Bodycote PLC                              21,365
       20,555  BP PLC                                   121,696
       11,663  British American Tobacco PLC             669,736
       71,603  BT Group PLC                             329,490
        1,073  Bunzl PLC                                 28,881
       21,319  Compass Group PLC                        386,459
        5,774  Diageo PLC                               154,033
        4,887  GlaxoSmithKline PLC                       96,814
       60,772  HSBC Holdings PLC                        458,360
        3,974  Imperial Brands PLC                      192,402
        7,477  Intertek Group PLC                       312,810
       12,800  ITV PLC                                   26,712
          528  Johnson Matthey PLC                       22,038
       15,488  Legal & General Group PLC                 39,697
       16,761  National Grid PLC                        218,490
        6,842  Persimmon PLC                            141,866
        6,310  Prudential PLC                           103,069
        5,338  Reckitt Benckiser Group PLC              477,810
        2,496  RELX PLC                                  44,635
        1,563  Rio Tinto PLC                             54,323
       10,708  Royal Dutch Shell PLC, Class A           267,178
        4,494  Royal Dutch Shell PLC, Class B           116,339
        2,711  Sage Group (The) PLC                      23,941
       14,257  Smith & Nephew PLC                       206,440


                        See Notes to Financial Statements                Page 25

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) (CONTINUED)
               UNITED KINGDOM (CONTINUED)
       68,700  Standard Life PLC               $        284,052
        2,898  United Utilities Group PLC                33,343
                                               ----------------
                                                      5,728,066
                                               ----------------
               TOTAL COMMON STOCKS                   25,366,106
               (Cost $26,150,273)              ----------------

REAL ESTATE INVESTMENT TRUSTS (a) -- 0.4%

               BELGIUM -- 0.4%
          342  Warehouses De Pauw CVA                    31,491
          691  Cofinimmo S.A.                            80,975
                                               ----------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                                112,466
               (Cost $117,054)                 ----------------
               TOTAL INVESTMENTS - 99.6%             25,478,572
               (Cost $26,267,327) (d)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.4%                    106,347
                                               ----------------
               NET ASSETS - 100.0%             $     25,584,919
                                               ================

-----------------------------
(a) Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for federal income tax purposes is $26,303,974. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,219,270 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,044,672.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE
                                                   LEVEL 2        LEVEL 3
                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                    10/31/2016       PRICES         INPUT          INPUT
                   ---------------------------------------------------------
Common Stocks*     $ 25,366,106   $ 25,366,106   $         --   $         --
Real Estate
   Investment
   Trusts*              112,466        112,466             --             --
                   ---------------------------------------------------------
Total Investments  $ 25,478,572   $ 25,478,572   $         --   $         --
                   =========================================================

                               LIABILITIES TABLE
                                                   LEVEL 2        LEVEL 3
                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                    10/31/2016       PRICES         INPUT          INPUT
                   ---------------------------------------------------------
Forward Foreign
   Currancy
   Contracts**     $    (57,751)  $         --   $    (57,751)  $         --
                   =========================================================

*  See the Portfolio of Investments for country breakout.
** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


Page 26                 See Notes to Financial Statements

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                           FORWARD FOREIGN CURRENCY CONTRACTS

                                                                            PURCHASE           SALE
                                                                           VALUE AS OF      VALUE AS OF      UNREALIZED
  SETTLEMENT                          AMOUNT              AMOUNT           OCTOBER 31,      OCTOBER 31,    APPRECIATION/
     DATE        COUNTERPARTY     PURCHASED (a)          SOLD (a)             2016             2016        (DEPRECIATION)
--------------  --------------  ------------------  -------------------  ---------------  ---------------  --------------
  11/30/16            BBH        USD    8,175,000   EUR    7,489,968      $   8,175,000    $   8,231,294    $    (56,294)
  11/30/16            BBH        USD    1,770,000   GBP    1,446,492          1,770,000        1,771,457          (1,457)
                                                                                                            ------------
Net Unrealized Appreciation (Depreciation)................................................................  $    (57,751)
                                                                                                            ============

Counterparty Abbreviations:
     BBH     Brown Brothers Harriman & Co.

------------------------------------------------
CURRENCY EXPOSURE                   % OF TOTAL
DIVERSIFICATION                    INVESTMENTS +
------------------------------------------------
USD                                    39.1%
EUR                                    21.9
GBP                                    16.1
CHF                                    11.9
SEK                                     6.9
NOK                                     2.6
DKK                                     1.5
                                     -------
    Total                             100.0%
                                     =======

+ The weightings include the impact of currency forwards.

Currency Abbreviations:
     CHF     Swiss Franc
     DKK     Danish Krone
     EUR     Euro
     GBP     British Pound Sterling
     NOK     Norwegian Krone
     SEK     Swedish Krona
     USD     Unites States Dollar


                        See Notes to Financial Statements                Page 27

FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) -- 99.2%

               BRAZIL -- 9.4%
       13,065  Banco do Estado do Rio
                  Grande do Sul S.A.
                  (Preference Shares)          $         55,665
        6,158  BB Seguridade Participacoes
                  S.A.                                   62,004
        7,111  BM&FBovespa S.A. -- Bolsa de
                  Valores Mercadorias e
                  Futuros                                41,882
       13,529  Bradespar S.A. (Preference
                  Shares)                                55,015
        6,583  Cielo S.A.                                66,820
       11,127  Embraer S.A.                              59,783
       10,008  Kroton Educacional S.A.                   49,852
        3,269  Lojas Renner S.A.                         27,651
        4,908  Petroleo Brasileiro S.A. (b)              28,661
        3,904  Telefonica Brasil S.A.
                  (Preference Shares)                    56,481
        3,255  Vale S.A. (b)                             22,516
                                               ----------------
                                                        526,330
                                               ----------------
               CAYMAN ISLANDS -- 8.4%
       50,000  Geely Automobile Holdings Ltd.            51,576
          295  Netease, Inc.                             75,812
        1,180  New Oriental Education &
                  Technology Group, Inc. (b)             59,153
          885  TAL Education Group (b)                   72,075
        8,100  Tencent Holdings Ltd.                    214,940
                                               ----------------
                                                        473,556
                                               ----------------
               CHILE -- 0.3%
      114,252  Enersis Americas S.A.                     19,327
                                               ----------------
               CHINA -- 13.8%
          295  Baidu, Inc., ADR (b)                      52,174
      236,000  Bank of China Ltd., Class H              105,896
        9,500  BYD Co., Ltd., Class H                    62,471
       11,000  China Communications
                  Construction Co., Ltd.,
                  Class H                                12,113
      238,000  China Construction Bank Corp.,
                  Class H                               174,306
       21,000  China Life Insurance Co., Ltd.,
                  Class H                                52,151
       14,000  China Merchants Bank Co., Ltd.,
                  Class H                                34,154
       14,400  China Pacific Insurance Group
                  Co., Ltd., Class H                     52,081
       96,000  China Petroleum & Chemical
                  Corp., Class H                         69,937
       48,000  China Telecom Corp., Ltd.,
                  Class H                                24,818
      114,000  Industrial & Commercial Bank
                  of China Ltd., Class H                 68,645
       13,200  Sinopharm Group Co., Ltd.,
                  Class H                                64,251
                                               ----------------
                                                        772,997
                                               ----------------


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               COLOMBIA -- 0.9%
        9,890  Almacenes Exito S.A.            $         49,339
                                               ----------------
               CZECH REPUBLIC -- 0.8%
        4,854  O2 Czech Republic A.S.                    44,539
                                               ----------------
               EGYPT -- 1.0%
        8,278  ElSwedy Electric Co.                      58,263
                                               ----------------
               INDIA -- 9.8%
       13,195  Bharti Airtel Ltd.                        62,966
       11,829  Century Enka Ltd                          58,387
        7,775  Hindustan Petroleum Corp., Ltd.           54,395
        1,714  Housing Development Finance
                  Corp., Ltd.                            35,352
          569  Maruti Suzuki India Ltd.                  50,233
       14,028  Oil & Natural Gas Corp., Ltd.             60,744
        5,436  Reliance Industries Ltd.                  85,561
       21,017  Sterlite Technologies Ltd.                33,137
        9,371  Tata Motors Ltd.                          48,527
        8,829  Wipro Ltd.                                61,392
                                               ----------------
                                                        550,694
                                               ----------------
               INDONESIA -- 3.9%
       35,102  Bank Central Asia Tbk PT                  41,766
      415,814  Hanjaya Mandala Sampoerna
                  Tbk PT                                125,879
      168,921  Telekomunikasi Indonesia
                  Persero Tbk PT                         54,632
                                               ----------------
                                                        222,277
                                               ----------------
               ISRAEL -- 1.8%
       10,521  AudioCodes Ltd. (b)                       54,920
       12,704  Harel Insurance Investments &
                  Financial Services Ltd.                49,143
                                               ----------------
                                                        104,063
                                               ----------------
               LUXEMBOURG -- 0.9%
        3,051  Kernel Holding SA                         48,884
                                               ----------------
               MALAYSIA -- 1.3%
       21,900  Tenaga Nasional Bhd                       74,862
                                               ----------------
               MEXICO -- 4.3%
       82,894  America Movil S.A.B. de C.V.,
                  Series L                               54,909
       32,891  Cemex S.A.B. de C.V. (b)                  28,452
        9,792  Grupo Mexico S.A.B. de C.V.,
                  Series B                               24,038
       15,837  Grupo Simec S.A.B. de C.V.,
                  Series B (b)                           55,368
        5,423  Grupo Televisa S.A.B.                     26,643
       16,741  Vitro S.A.B. de C.V.                      55,136
                                               ----------------
                                                        244,546
                                               ----------------
               PHILIPPINES -- 0.4%
       36,900  SM Prime Holdings, Inc.                   20,499
                                               ----------------
               POLAND -- 0.9%
        2,535  Bank Handlowy w Warszawie SA              50,212
                                               ----------------


Page 28                 See Notes to Financial Statements

FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
COMMON STOCKS (a) (CONTINUED)

               RUSSIA -- 2.1%
        9,906  Gazprom PJSC, ADR               $         42,794
       11,701  Mechel PJSC (b)                           57,803
          130  MMC Norilsk Nickel PJSC (c)               19,159
                                               ----------------
                                                        119,756
                                               ----------------
               SOUTH AFRICA -- 5.9%
        1,498  Bidvest Group (The) Ltd.                  18,599
        9,006  Coronation Fund Managers Ltd.             48,444
       20,651  FirstRand Ltd.                            74,004
          222  Naspers Ltd.                              37,208
        2,979  Nedbank Group Ltd                         48,716
       13,832  Sanlam Ltd.                               67,048
        3,738  Standard Bank Group Ltd.                  39,659
                                               ----------------
                                                        333,678
                                               ----------------
               SOUTH KOREA -- 15.8%
          128  Celltrion, Inc.                           11,880
          534  Coway Co., Ltd.                           41,815
        8,391  Daeduck Electronics Co.                   55,219
        7,738  Dongkuk Steel Mill Co., Ltd.              55,317
          356  Hyundai Mobis Co., Ltd.                   85,247
        2,157  KB Financial Group, Inc.                  79,739
           90  LG Household & Health Care
                  Ltd.                                   37,439
          253  Lotte Chemical Corp.                      63,789
          346  POSCO                                     71,664
          166  Samsung Electronics Co., Ltd.            237,775
        2,083  Shinhan Financial Group Co.,
                  Ltd.                                   79,825
          343  SK Holdings Co., Ltd.                     66,996
                                               ----------------
                                                        886,705
                                               ----------------
               TAIWAN -- 14.1%
        1,966  Advantech Co., Ltd.                       16,011
       22,615  Cathay Financial Holding Co.,
                  Ltd.                                   29,346
       23,598  China Steel Corp.                         17,049
        1,966  Eclat Textile Co., Ltd.                   22,365
        8,849  Formosa Chemicals & Fibre Corp.           26,330
       10,816  Formosa Plastics Corp.                    29,270
       18,682  Foxconn Technology Co., Ltd.              54,227
       24,581  Hon Hai Precision Industry Co.,
                  Ltd.                                   66,443
        1,966  Hotai Motor Co., Ltd.                     22,895
        9,832  MediaTek, Inc.                            74,774
        1,966  Nien Made Enterprise Co Ltd               22,801
       14,749  Novatek Microelectronics Corp.            55,383
       16,715  Realtek Semiconductor Corp.               56,675
       18,682  Simplo Technology Co., Ltd.               57,720
       40,313  Taiwan Semiconductor
                  Manufacturing Co., Ltd.               240,799
                                               ----------------
                                                        792,088
                                               ----------------
               TURKEY -- 3.4%
        9,659  Akbank TAS                                25,815
        6,607  Cimsa Cimento Sanayi ve
                  Ticaret A.S.                           32,819


    SHARES               DESCRIPTION                 VALUE
-------------  ------------------------------  ----------------
               TURKEY (CONTINUED)
        9,720  Dogus Otomotiv Servis ve
                  Ticaret A.S.                 $         31,319
       13,174  Koza Altin Isletmeleri A.S. (b)           74,848
       10,173  Turkiye Garanti Bankasi A.S.              27,650
                                               ----------------
                                                        192,451
                                               ----------------
               TOTAL INVESTMENTS - 99.2%              5,585,066
               (Cost $5,114,483) (d)
               NET OTHER ASSETS AND
                  LIABILITIES - 0.8%                     42,517
                                               ----------------
               NET ASSETS - 100.0%             $      5,627,583
                                               ================

-----------------------------
(a) Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2016, securities noted as such are valued at $19,159 or 0.3% of net assets.

(d) Aggregate cost for federal income tax purposes is $5,132,486. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $504,026 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $51,446.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                   LEVEL 2        LEVEL 3
                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                    10/31/2016       PRICES         INPUT          INPUT
                   ---------------------------------------------------------
Russia             $    119,756   $    100,597   $    19,159    $        --
Other country
   categories*        5,465,310      5,465,310            --             --
                   ---------------------------------------------------------
Total Investments  $  5,585,066   $  5,565,907   $    19,159    $        --
                   =========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.


                        See Notes to Financial Statements                Page 29

FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

------------------------------------------------------------
CURRENCY EXPOSURE                               % OF TOTAL
DIVERSIFICATION                                 INVESTMENTS
------------------------------------------------------------
HKD                                                17.7%
KRW                                                15.9
TWD                                                14.2
INR                                                 9.8
BRL                                                 9.4
USD                                                 7.8
ZAR                                                 6.0
MXN                                                 4.4
IDR                                                 4.0
TRY                                                 3.4
PLN                                                 1.8
MYR                                                 1.3
EGP                                                 1.0
COP                                                 0.9
ILS                                                 0.9
CZK                                                 0.8
PHP                                                 0.4
CLP                                                 0.3
                                                 -------
    Total                                         100.0%
                                                 =======

Currency Abbreviations:
     BRL     Brazilian Real
     CLP     Chilean Peso
     COP     Colombian Peso
     CZK     Czech Koruna
     EGP     Egyptian Pound
     HKD     Hong Kong Dollar
     IDR     Indonesian Rupiah
     ILS     Israeli Shekel
     INR     Indian Rupee
     KRW     South Korean Won
     MXN     Mexican Peso
     MYR     Malaysian Ringgit
     PHP     Philippine Peso
     PLN     Polish Zloty
     TRY     Turkish Lira
     TWD     New Taiwan Dollar
     USD     United States Dollar
     ZAR     South African Rand


Page 30                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND III
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

                                                                                FIRST TRUST                       FIRST TRUST
                                                               FIRST TRUST       RIVERFRONT      FIRST TRUST       RIVERFRONT
                                                                RIVERFRONT        DYNAMIC         RIVERFRONT        DYNAMIC
                                                                 DYNAMIC         DEVELOPED         DYNAMIC          EMERGING
                                                               ASIA PACIFIC    INTERNATIONAL        EUROPE          MARKETS
                                                                   ETF              ETF              ETF              ETF
                                                                  (RFAP)           (RFDI)           (RFEU)           (RFEM)
                                                              --------------   --------------   --------------   --------------
ASSETS:
Investments, at value.....................................    $   25,899,085   $   25,575,051   $   25,478,572   $    5,585,066
Cash......................................................            61,519           78,975          460,426           42,975
Foreign currency..........................................             1,994           12,905            9,627           18,343
Receivables:
   Investment securities sold.............................                --               --               --        1,774,961
   Dividends..............................................           125,123           60,079           31,845              619
   Dividend reclaims......................................             1,283           28,750           37,859               --
                                                              --------------   --------------   --------------   --------------
   Total Assets...........................................        26,089,004       25,755,760       26,018,329        7,421,964
                                                              --------------   --------------   --------------   --------------

LIABILITIES:
Unrealized depreciation on forward foreign currency
   contracts..............................................                --           40,087           57,751               --
Payables:
   Investment securities purchased........................                --           18,093          357,570        1,789,843
   Investment advisory fees...............................            18,170           18,073           18,089            4,538
Other liabilities.........................................                --               88               --               --
                                                              --------------   --------------   --------------   --------------
   Total Liabilities......................................            18,170           76,341          433,410        1,794,381
                                                              --------------   --------------   --------------   --------------
NET ASSETS................................................    $   26,070,834   $   25,679,419   $   25,584,919   $    5,627,583
                                                              ==============   ==============   ==============   ==============

NET ASSETS CONSIST OF:
Paid-in capital...........................................    $   25,651,850   $   25,910,315   $   26,001,062   $    4,960,180
Par value.................................................             5,000            5,000            5,000            1,000
Accumulated net investment income (loss)..................            58,773           (6,707)              --            6,171
Accumulated net realized gain (loss) on investments,
   forward foreign currency contracts and foreign
   currency transactions .................................          (212,141)         187,322          428,168          189,844
Net unrealized appreciation (depreciation) on investments,
   forward foreign currency contracts and foreign
   currency translation...................................           567,352         (416,511)        (849,311)         470,388
                                                              --------------   --------------   --------------   --------------
NET ASSETS................................................    $   26,070,834   $   25,679,419   $   25,584,919   $    5,627,583
                                                              ==============   ==============   ==============   ==============
NET ASSET VALUE, per share................................    $        52.14   $        51.36   $        51.17   $        56.27
                                                              ==============   ==============   ==============   ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................           500,002          500,002          500,002          100,002
                                                              ==============   ==============   ==============   ==============
Investments, at cost......................................    $   25,327,099   $   25,949,076   $   26,267,327   $    5,114,483
                                                              ==============   ==============   ==============   ==============
Foreign currency, at cost (proceeds)......................    $        2,003   $       12,907   $        9,616   $       18,343
                                                              ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 31

FIRST TRUST EXCHANGE-TRADED FUND III
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2016

                                                                                FIRST TRUST                       FIRST TRUST
                                                               FIRST TRUST       RIVERFRONT      FIRST TRUST       RIVERFRONT
                                                                RIVERFRONT        DYNAMIC         RIVERFRONT        DYNAMIC
                                                                 DYNAMIC         DEVELOPED         DYNAMIC          EMERGING
                                                               ASIA PACIFIC    INTERNATIONAL        EUROPE          MARKETS
                                                                   ETF              ETF              ETF              ETF
                                                                (RFAP) (a)       (RFDI) (a)       (RFEU) (a)       (RFEM) (b)
                                                              --------------   --------------   --------------   --------------

INVESTMENT INCOME:
Dividends.................................................    $      411,491   $      590,474   $      641,230   $       89,547
Interest..................................................                64               93               82               46
Foreign tax withholding...................................           (19,760)         (59,651)         (72,219)         (14,201)
Other.....................................................                --               27               25               --
                                                              --------------   --------------   --------------   --------------
   Total investment income................................           391,795          530,943          569,118           75,392
                                                              --------------   --------------   --------------   --------------

EXPENSES:
Investment advisory fees..................................           116,415          116,073          116,276           19,851
Other.....................................................                --               --               --               --
                                                              --------------   --------------   --------------   --------------
   Total expenses.........................................           116,415          116,073          116,276           19,851
                                                              --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)..............................           275,380          414,870          452,842           55,541
                                                              --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................           490,719         (195,610)        (266,150)         194,191
   In-kind redemptions....................................                --          555,929          577,652               --
   Forward foreign currency contracts.....................          (696,976)         427,032          844,297               --
   Foreign currency transactions..........................           (60,040)        (117,260)        (195,275)             894
                                                              --------------   --------------   --------------   --------------
Net realized gain (loss)..................................          (266,297)         670,091          960,524          195,085
                                                              --------------   --------------   --------------   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................           571,986         (374,025)        (788,755)         470,583
   Forward foreign currency contracts.....................                --          (40,087)         (57,751)              --
   Foreign currency translation...........................            (4,634)          (2,399)          (2,805)            (195)
                                                              --------------   --------------   --------------   --------------
Net change in unrealized appreciation (depreciation)......           567,352         (416,511)        (849,311)         470,388
                                                              --------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................           301,055          253,580          111,213          665,473
                                                              --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............................    $      576,435   $      668,450   $      564,055   $      721,014
                                                              ==============   ==============   ==============   ==============

(a) Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Inception date is June 14, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 32                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND III
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FIRST TRUST                       FIRST TRUST
                                                               FIRST TRUST       RIVERFRONT      FIRST TRUST       RIVERFRONT
                                                                RIVERFRONT        DYNAMIC         RIVERFRONT        DYNAMIC
                                                                 DYNAMIC         DEVELOPED         DYNAMIC          EMERGING
                                                               ASIA PACIFIC    INTERNATIONAL        EUROPE          MARKETS
                                                                   ETF              ETF              ETF              ETF
                                                                  (RFAP)           (RFDI)           (RFEU)           (RFEM)
                                                              --------------   --------------   --------------   --------------
                                                              FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                                              4/13/2016 (a)    4/13/2016 (a)    4/13/2016 (a)    6/14/2016 (a)
                                                                 THROUGH          THROUGH          THROUGH          THROUGH
                                                                10/31/2016       10/31/2016       10/31/2016       10/31/2016
                                                              --------------   --------------   --------------   --------------
OPERATIONS:
Net investment income (loss)..............................    $      275,380   $      414,870   $      452,842   $       55,541
Net realized gain (loss)..................................          (266,297)         670,091          960,524          195,085
Net change in unrealized appreciation (depreciation)......           567,352         (416,511)        (849,311)         470,388
                                                              --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting from
   operations.............................................           576,435          668,450          564,055          721,014
                                                              --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................          (162,451)        (351,001)        (409,752)         (54,611)
                                                              --------------   --------------   --------------   --------------
Total distributions to shareholders.......................          (162,451)        (351,001)        (409,752)         (54,611)
                                                              --------------   --------------   --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................        25,656,850       30,564,880       30,664,176        4,961,180
Cost of shares redeemed...................................                --       (5,202,910)      (5,233,560)              --
                                                              --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...............................        25,656,850       25,361,970       25,430,616        4,961,180
                                                              --------------   --------------   --------------   --------------
Total increase (decrease) in net assets...................        26,070,834       25,679,419       25,584,919        5,627,583

NET ASSETS:
Beginning of period.......................................                --               --               --               --
                                                              --------------   --------------   --------------   --------------
End of period.............................................    $   26,070,834   $   25,679,419   $   25,584,919   $    5,627,583
                                                              ==============   ==============   ==============   ==============
Accumulated net investment income (loss) at end of
   period.................................................    $       58,773   $       (6,707)  $           --   $        6,171
                                                              ==============   ==============   ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................                --               --               --               --
Shares sold...............................................           500,002          600,002          600,002          100,002
Shares redeemed...........................................                --         (100,000)        (100,000)              --
                                                              --------------   --------------   --------------   --------------
Shares outstanding, end of period.........................           500,002          500,002          500,002          100,002
                                                              ==============   ==============   ==============   ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 33

FIRST TRUST EXCHANGE-TRADED FUND III
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF (RFAP)

                                                   FOR THE PERIOD
                                                   4/13/2016 (a)
                                                      THROUGH
                                                     10/31/2016
                                                   --------------
Net asset value, beginning of period ............    $    51.31
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................          0.55
Net realized and unrealized gain (loss) .........          0.60
                                                     ----------
Total from investment operations ................          1.15
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................         (0.32)
                                                     ----------
Total distributions .............................         (0.32)
                                                     ----------
Net asset value, end of period ..................    $    52.14
                                                     ==========
TOTAL RETURN (b).................................          2.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............      $ 26,071
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets....          0.83% (c)
Ratio of net investment income (loss) to
   average net assets ...........................          1.96% (c)
Portfolio turnover rate (d)......................            49%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 34                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND III
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF (RFDI)

                                                   FOR THE PERIOD
                                                   4/13/2016 (a)
                                                      THROUGH
                                                     10/31/2016
                                                   --------------
Net asset value, beginning of period ............    $    50.73
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................          0.83
Net realized and unrealized gain (loss) .........          0.50
                                                     ----------
Total from investment operations ................          1.33
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................         (0.70)
                                                     ----------
Total distributions .............................         (0.70)
                                                     ----------
Net asset value, end of period ..................    $    51.36
                                                     ==========
TOTAL RETURN (b).................................          2.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............    $   25,679
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets....          0.83% (c)
Ratio of net investment income (loss) to
   average net assets ...........................          2.97% (c)
Portfolio turnover rate (d)......................            44%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 35

FIRST TRUST EXCHANGE-TRADED FUND III
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF (RFEU)

                                                   FOR THE PERIOD
                                                   4/13/2016 (a)
                                                      THROUGH
                                                     10/31/2016
                                                   --------------
Net asset value, beginning of period ............    $    50.67
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................          0.91
Net realized and unrealized gain (loss) .........          0.41
                                                     ----------
Total from investment operations ................          1.32
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................         (0.82)
                                                     ----------
Total distributions .............................         (0.82)
                                                     ----------
Net asset value, end of period ..................    $    51.17
                                                     ==========
TOTAL RETURN (b).................................          2.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............    $   25,585
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets....          0.83% (c)
Ratio of net investment income (loss) to
   average net assets ...........................          3.23% (c)
Portfolio turnover rate (d)......................            41%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 36                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND III
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF (RFEM)

                                                   FOR THE PERIOD
                                                   6/14/2016 (a)
                                                      THROUGH
                                                     10/31/2016
                                                   --------------
Net asset value, beginning of period ............    $    49.61
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................          0.55
Net realized and unrealized gain (loss) .........          6.66
                                                     ----------
Total from investment operations ................          7.21
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...........................         (0.55)
                                                     ----------
Total distributions .............................         (0.55)
                                                     ----------
Net asset value, end of period ..................    $    56.27
                                                     ==========
TOTAL RETURN (b).................................         14.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............    $    5,628
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets....          0.95% (c)
Ratio of net investment income (loss) to
   average net assets ...........................          2.66% (c)
Portfolio turnover rate (d)......................            81%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 37

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds. This report covers the following funds, each a non-diversified series of the Trust:

      First Trust RiverFront Dynamic Asia Pacific ETF - (The Nasdaq Stock Market
         LLC ("Nasdaq") ticker "RFAP")
      First Trust RiverFront Dynamic Developed International ETF - (Nasdaq
         ticker "RFDI")
      First Trust RiverFront Dynamic Europe ETF - (Nasdaq ticker "RFEU")
      First Trust RiverFront Dynamic Emerging Markets ETF - (Nasdaq ticker
         "RFEM")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares are currently listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.

Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.

Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies through investments in common stocks, depositary receipts, real estate investment trusts ("REITs"), and forward foreign currency contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of the Asian Pacific companies are denominated.

Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies through investments in common stocks, depositary receipts, REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of the developed market companies are denominated.

Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies through investments in common stocks, depositary receipts, REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of the European companies are denominated.

Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies through investments in common stocks, depositary receipts, REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund's exposure to the currencies in which the equity securities of the emerging market companies are denominated.

There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Serices-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on The New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, REITS, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended), for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of October 31, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from each Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by each Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage foreign currency exposure. These contracts are valued daily, and each Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/depreciation on forward foreign currency contracts" on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statements of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in each Fund's Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the period ended October 31, 2016 was as follows:

                                                               Distributions   Distributions   Distributions
                                                                 paid from       paid from       paid from
                                                                 Ordinary         Capital        Return of
                                                                  Income           Gains          Capital
                                                               -------------   -------------   -------------
First Trust RiverFront Dynamic Asia Pacific ETF                 $   162,451     $        --     $        --
First Trust RiverFront Dynamic Developed International ETF          320,767          30,234              --
First Trust RiverFront Dynamic Europe ETF                           344,889          64,863              --
First Trust RiverFront Dynamic Emerging Markets ETF                  54,611              --              --

As of October 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                Accumulated         Net
                                                               Undistributed    Capital and     Unrealized
                                                                 Ordinary          Other       Appreciation
                                                                  Income        Gain (Loss)   (Depreciation)
                                                               -------------   -------------   -------------
First Trust RiverFront Dynamic Asia Pacific ETF                 $    81,895     $  (210,419)    $   542,508
First Trust RiverFront Dynamic Developed International ETF               --         201,934        (437,830)
First Trust RiverFront Dynamic Europe ETF                                --         407,064        (828,207)
First Trust RiverFront Dynamic Emerging Markets ETF                 213,518              --         452,885

E. INCOME TAXES

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ended 2016 remains open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

The Funds intend to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:

                                                                  Capital
                                                               Loss Available
                                                               --------------
First Trust RiverFront Dynamic Asia Pacific ETF                 $   210,419
First Trust RiverFront Dynamic Developed International ETF               --
First Trust RiverFront Dynamic Europe ETF                                --
First Trust RiverFront Dynamic Emerging Markets ETF                      --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended October 31, 2016, the adjustments for each Fund were as follows:

                                                                Accumulated     Accumulated
                                                                    Net        Net Realized
                                                                Investment      Gain (Loss)       Paid-in
                                                               Income (Loss)  on Investments      Capital
                                                               -------------   -------------   -------------
First Trust RiverFront Dynamic Asia Pacific ETF                 $   (54,156)    $    54,156     $        --
First Trust RiverFront Dynamic Developed International ETF          (70,576)       (482,769)        553,345
First Trust RiverFront Dynamic Europe ETF                           (43,090)       (532,356)        575,446
First Trust RiverFront Dynamic Emerging Markets ETF                   5,241          (5,241)             --

G. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

H. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds' assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees, if any, distribution and service fees payable pursuant to Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFAP, RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016

RiverFront Investment Group, LLC ("RiverFront" or the "Sub-Advisor") serves as each Fund's sub-advisor and manages each Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Funds securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                 PURCHASES          SALES
                                                                -----------      -----------
First Trust RiverFront Dynamic Asia Pacific ETF                 $12,658,933     $13,479,302
First Trust RiverFront Dynamic Developed International ETF       12,189,783      11,260,194
First Trust RiverFront Dynamic Europe ETF                        36,487,942      10,530,421
First Trust RiverFront Dynamic Emerging Markets ETF               8,026,913       4,445,339

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                 PURCHASES          SALES
                                                                -----------      -----------
First Trust RiverFront Dynamic Asia Pacific ETF                 $25,656,749     $        --
First Trust RiverFront Dynamic Developed International ETF       29,852,678       5,184,678
First Trust RiverFront Dynamic Europe ETF                         5,234,879       5,225,677
First Trust RiverFront Dynamic Emerging Markets ETF               1,338,582              --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016


                           5. DERIVATIVE TRANSACTIONS

The following table presents the type of derivatives held by each Fund at October 31, 2016, the primary underlying risk exposure and location of these instruments as presented on the Statements of Assets and Liabilities.

                                           ASSET DERIVATIVES           LIABILITY DERIVATIVES
                                      ----------------------------  ----------------------------
                                        STATEMENTS                    STATEMENTS
                                       OF ASSETS AND                 OF ASSETS AND
           DERIVATIVE       RISK        LIABILITIES                   LIABILITIES
           INSTRUMENT     EXPOSURE       LOCATION         VALUE        LOCATION         VALUE
          ------------  ------------  ---------------  -----------  ---------------  -----------
RFAP      Forward       Currency      Unrealized       $        --  Unrealized       $        --
          foreign       Risk          appreciation                  depreciation
          currency                    on forward                    on forward
          contracts                   foreign                       foreign
                                      currency                      currency
                                      contracts                     contracts

RFDI      Forward       Currency      Unrealized       $        --  Unrealized       $    40,087
          foreign       Risk          appreciation                  depreciation
          currency                    on forward                    on forward
          contracts                   foreign                       foreign
                                      currency                      currency
                                      contracts                     contracts

RFEU      Forward       Currency      Unrealized       $        --  Unrealized       $    57,751
          foreign       Risk          appreciation                  depreciation
          currency                    on forward                    on forward
          contracts                   foreign                       foreign
                                      currency                      currency
                                      contracts                     contracts

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended October 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION                RFAP             RFDI             RFEU
-------------------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE

Net realized gain (loss) on forward
   foreign currency contracts                  $(696,976)       $ 427,032        $ 844,297
Net change in unrealized appreciation
   (depreciation) on forward foreign
   currency contracts                                 --          (40,087)         (57,751)

During the period ended October 31, 2016, the notional values of forward foreign currency contracts opened and closed were as follows:

                  Opened           Closed
              --------------   --------------
RFAP          $   76,714,819   $   76,714,819
RFDI             140,087,381      133,187,381
RFEU             165,723,315      155,778,315

The Funds do not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2016

other instruments determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund's portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                  Creation                 Redemption
                                                              Transaction Fees          Transaction Fees
                                                             ------------------        ------------------
First Trust RiverFront Dynamic Asia Pacific ETF                $        2,000            $        2,000
First Trust RiverFront Dynamic Developed International ETF              6,200                     6,200
First Trust RiverFront Dynamic Europe ETF                               4,100                     4,100
First Trust RiverFront Dynamic Emerging Markets ETF                     5,000                     5,000


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF, FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF, FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF, AND FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund III, as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in First Trust Exchange-Traded Fund III as of October 31, 2016, the results of their operations, changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2016

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                   Dividends
                                                                    Received
                                                                   Deduction
                                                                ----------------
First Trust RiverFront Dynamic Asia Pacific ETF                       0.00%
First Trust RiverFront Dynamic Developed International ETF            0.00%
First Trust RiverFront Dynamic Europe ETF                             0.00%
First Trust RiverFront Dynamic Emerging Markets ETF                   0.00%

For the taxable year ended October 31, 2016, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                   Qualified
                                                                Dividend Income
                                                                ----------------
First Trust RiverFront Dynamic Asia Pacific ETF                     100.00%
First Trust RiverFront Dynamic Developed International ETF          100.00%
First Trust RiverFront Dynamic Europe ETF                            19.27%
First Trust RiverFront Dynamic Emerging Markets ETF                 100.00%

The following Funds met the requirements of Section 853 of the Internal Revenue Code and elects to pass through to it's shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                Gross Foreign Income           Foreign Taxes Paid
                                                             ---------------------------   ---------------------------
                                                                Amount        Per Share       Amount        Per Share
                                                             ------------    -----------   ------------    -----------
First Trust RiverFront Dynamic Asia Pacific ETF                $411,491         $0.82        $18,985          $0.04
First Trust RiverFront Dynamic Developed International ETF      590,474          1.18         58,276           0.12
First Trust RiverFront Dynamic Europe ETF                       641,230          1.28         71,321           0.14
First Trust RiverFront Dynamic Emerging Markets ETF              89,547          0.90         12,016           0.12

The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders a shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the FTP website and disclosed in the tax letter.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

                              RISK CONSIDERATIONS

You could lose money by investing in the Funds. An investment in one of the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

The First Trust RiverFront Dynamic Asia Pacific ETF is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on the global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship created a risk with this dependence on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights and corporate governance standards are also common for the region.

The Funds may invest in BDCs. Investments in BDCs may be subject to a high degree of risk. A BDC's portfolio typically will include a substantial amount of securities purchased in private placements and, as a result, its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. In addition, investments in BDCs are subject to various other risks, including management's ability to meet the BDC's investment objective and to manage the BDC's portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and they may trade in the secondary market at a discount to their net asset value. BDCs may also employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. Such use of leverage may subject the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income may fall if the interest rate on any borrowings rises. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

The Funds may, under certain circumstances, effect creations and redemptions, in whole or in part, for cash, rather than in-kind, because of the nature of such Fund's underlying investments. As a result, an investment in such Fund may be less tax efficient than it would be through more frequent creations and redemptions in-kind.

Each Fund bears the risk that the counterparty to the Fund's forward foreign currency exchange contracts and currency spot transactions may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, each Fund may engage in such investment transactions with a limited number of counterparties.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

Each Fund will hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of Fund shares. Changes in currency exchange rates also may affect the value of interest earned and gains and losses realized on the sale of securities. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Because each Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in non-U.S. dollar-denominated securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Each Fund may hedge certain of its non-U.S. dollar holdings.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

The use of forward contracts and currency spot transactions can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

In addition to the above risks, each Fund is "deemed" to have entered into an ISDA Master Agreement (the "ISDA Master Agreement"), a standard umbrella relationship-framework agreement between two parties under which one or more individual derivatives transactions are entered. While most ISDA Master Agreements are highly customized and heavily negotiated, a "deemed" ISDA Master Agreement has predetermined elections. Therefore, the Fund may forego certain protections they would have been afforded had they negotiated the ISDA Master Agreements, such as terms related to choice of law, events of default, termination events, payments on early termination, and calculation agents.

Each Fund will utilize a dynamic currency hedging strategy and therefore may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Investments in securities and instruments traded in developing or emerging markets or that provide exposure to such securities or markets can involve additional risks relating to political, economic or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Emerging market governments may, without prior warning, impose capital controls on the ability to transfer currency, securities or other assets. Each Fund's ability to access certain developing or emerging markets also may be limited due to a variety of factors, including currency convertibility issues. Such conditions may impact the ability of each Fund to buy, sell or otherwise transfer securities, cause each Fund's returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

Because the Funds invest in equity securities, the value of each Fund's shares will fluctuate with changes in the value of its equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The First Trust RiverFront Dynamic Europe ETF is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. Forward foreign currency exchange contracts may limit any potential gain that might result should the value of the underlying currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

Each Fund invests in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

The Funds are subject to management risk because it is an actively managed portfolio. In managing each Fund's investment portfolio, the Sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that each Fund will meet its investment objective.

Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

The Funds currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact each Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

Each Fund is classified as "non-diversified" under the 1940 Act. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, each Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

High portfolio turnover may result in each Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause each Fund's performance to be less than expected.

Preferred stocks combine some of the characteristics of both common stocks and bonds. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks are also subject to credit risk, interest rate risk and income risk.

In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

Each Fund may invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


        NOT FDIC INSURED         NOT BANK GUARANTEED         MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund III (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor") on behalf of First Trust RiverFront Dynamic Emerging Markets ETF (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and RiverFront Investment Group, LLC (the "Sub-Advisor"), for an initial two-year term at a meeting held on February 1, 2016. The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; fall out benefits to First Trust and its affiliates, First Trust Portfolios L.P. ("FTP") and the Sub-Advisor; and a summary of the Advisor's and Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and First Trust and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of services to be provided by the Advisor and the Sub-Advisor under the Agreements and considered that the Advisor's employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Fund is not designed to track the performance of an index and will employ an advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that First Trust will be responsible for the overall management and administration of the Fund and reviewed the services to be provided by First Trust to the Fund, including trade execution and oversight of the Sub-Advisor. The Board considered the compliance program that had been developed by First Trust and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. At the meeting, the Trustees received a presentation from representatives of the Sub-Advisor, and were able to ask questions about the Sub-Advisor and the Sub-Advisor's proposed investment strategies for the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted, that under the unitary fee arrangement, the Fund would pay First Trust a unitary fee equal to an annual rate of 0.95% of its average daily net assets. The Board also noted that, from the unitary fee for the Fund, First Trust would pay the Sub-Advisor a sub-advisory fee equal to 0.35% of the Fund's average daily net assets. The Board also noted that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and licenses, if any, but excluding the fee payments under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment-related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by Management Practice, Inc. ("MPI"), an independent source, as well as by First Trust, for the Fund on the advisory fees and expense ratios of other comparable ETFs. The Board noted that the Fund's expense ratio under its proposed unitary fee was above the median net expense ratio of its MPI peer group and above the total net expense ratios of three of the four ETFs in

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

the First Trust peer group. The Board also noted that none of the MPI peer funds for the Fund were actively managed and considered the Advisor's statement about the limitations in creating a relevant peer group for the Fund because there are currently no other actively managed currency hedged international ETFs. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients, noting the Advisor's statement that it does not manage any other products with similar investment objectives and policies to the Fund. The Board also considered information provided by the Advisor on the advisory fees and sub-advisory fees (if any) charged by all actively-managed ETFs. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Advisory Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Advisory Agreement to First Trust. The Board also considered the Sub-Advisor's statement about estimated profitability and that the Sub-Advisor would be paid by the Advisor from the Fund's unitary fee. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund and First Trust's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement, which would be included under the unitary fee for the Fund. The Board also noted that the Advisor will not utilize soft dollars in connection with its management of the Fund's portfolio. The Board also considered fall-out benefits described by the Sub-Advisor.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

The Trust's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                ELECTED OR                PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              APPOINTED                 DURING PAST 5 YEARS                   TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term     Physician; President, Wheaton Orthopedics;       137        None
c/o First Trust Advisors L.P.                         Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception     Limited Partnership; Member, Sportsmed
  Suite 400                                           LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term     President ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                         (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                 Inc., ADM Investor
  Suite 400                                                                                                       Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term     President Hibs Enterprises (Financial and        137        Director of Trust
c/o First Trust Advisors L.P.                         Management Consulting)                                      Company of
120 E. Liberty Drive,           o Since Inception                                                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term     Managing Director and Chief Operating            137        Director of
c/o First Trust Advisors L.P.                         Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Inception     Harapan Educational Foundation (Educational                 Transport, Inc.
  Suite 400                                           Products and Services); President and Chief                 (May 2003 to
Wheaton, IL 60187                                     Executive Officer (June 2012 to September                   May 2014)
D.O.B.: 03/54                                         2014), Servant Interactive LLC (Educational
                                                      Products and Services); President and Chief
                                                      Executive Officer (June 2012 to September
                                                      2014), Dew Learning LLC (Educational
                                                      Products and Services); President (June
                                                      2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and  o Indefinite Term     Chief Executive Officer First Trust Advisors     137        None
Chairman of the Board                                 L.P. and First Trust Portfolios L.P.;
120 E. Liberty Drive,           o Since Inception     Chairman of the Board of Directors, BondWave
  Suite 400                                           LLC (Software Development Company) and
Wheaton, IL 60187                                     Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                         Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

                                 POSITION AND               TERM OF OFFICE
     NAME, ADDRESS                  OFFICES                  AND LENGTH OF                    PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH              WITH TRUST                    SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                           o Since January 2016     to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.;  Chief Financial Officer,
                                                                               BondWave LLC (Software Development Company)
                                                                               (January 2016 to Present); and Stonebridge Advisors
                                                                               LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade          Treasurer, Chief Financial   o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Officer and Chief                                     President (April 2012 to July 2016), First Trust
  Suite 400              Accounting Officer           o Since January 2016     Advisors L.P. and First Trust Portfolios L.P., Vice
Wheaton, IL 60187                                                              President (September 2006 to April 2012),
D.O.B.: 08/72                                                                  Guggenheim Funds Investment Advisors,
                                                                               LLC/Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
  Suite 400                                           o Since Inception        BondWave LLC; and Secretary of Stonebridge
Wheaton, IL 60187                                                              Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist      Vice President               o Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
  Suite 400                                           o Since Inception        Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70


Kristi A. Maher          Chief Compliance Officer     o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                               and First Trust Portfolios L.P.
  Suite 400                                           o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin          Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
  Suite 400                                           o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland              Vice President               o Indefinite Term        Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
  Suite 400                                           o Since Inception        First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2016 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

                             SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


March 2016

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISOR
RiverFront Investment Group LLC
1214 E. Cary Street
Richmond, VA 23219


ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $114,500 for the fiscal year ended October 31, 2015 and $204,500 for fiscal year ended October 31, 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015, and $0 for the fiscal year ended October 31, 2016.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended October 31, 2015, and $0 for the fiscal year ended October 31, 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $12,675 for the fiscal year ended October 31, 2015 and $15,075 for fiscal year ended October 31, 2016.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended October 31, 2015, and $0 for the fiscal year ended October 31, 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015, and $0 for the fiscal year ended October 31, 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015, and $0 for the fiscal year ended October 31, 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                Adviser and Distributor:
           -----------                ------------------------
             (b) 0%                            (b) 0%
             (c) 0%                            (c) 0%
             (d) 0%                            (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year end 2015 were $12,675 for the registrant, $12,500 for the registrant's investment adviser, $3,000 for the registrant's investment sub-adviser and $36,500 for the registrant's distributor and for the registrant's fiscal year ended October 31, 2016 were $15,075 for the registrant, $13,000 for the registrant's investment adviser, $3,000 for the registrant's investment sub-adviser and $31,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Exchange-Traded Fund III
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 22, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.